C L I F F O R D                                    LIMITED LIABILITY PARTNERSHIP
C H A N C E

                      TURQUOISE CARD BACKED SECURITIES PLC
                                    as Issuer

                     LAW DEBENTURE TRUST COMPANY OF NEW YORK
                                 as Note Trustee

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                        TURQUOISE FUNDING NOTE TRUST DEED
                                   RELATING TO
                       TURQUOISE FUNDING MEDIUM TERM NOTE
                                    PROGRAMME
               --------------------------------------------------

                                    CONTENTS

CLAUSE                                                                      PAGE

THIS NOTE TRUST DEED is made on 23 May 2006.

BETWEEN:

(1)     TURQUOISE CARD BACKED SECURITIES PLC, a public limited company incorporated in England and Wales with registered number 5506646 and whose registered office is at c/o Wilmington Trust Services SP (London)
        Limited Tower 42 (Level 11), 25 Old Broad Street, London EC2N 1HQ (the
        "ISSUER"); and

(2)     LAW DEBENTURE TRUST COMPANY OF NEW YORK, acting through its New York branch whose principal place of business is at 767 Third Avenue - 31st
        Floor, New York, New York 10017 as note trustee (the "NOTE TRUSTEE"), which expression shall include such company and all other persons for the time being acting as the trustee or trustees under this Note Trust
        Deed.

WHEREAS

(A)     The Issuer has authorised the establishment of the Programme.

(B)     Notes up to the Programme Limit may be issued pursuant to the Programme.

(C)     Each Series of Notes issued in accordance with the Programme will be constituted and secured by this Note Trust Deed and the relevant Note
        Trust Deed Supplement executed on or about the relevant Issue Date.

(D)     The Note Trustee has agreed to act as trustee of the Security Documents for each Series and to hold the Security on trust for the Secured
        Creditors on the terms and conditions contained in this Note Trust Deed and any relevant Note Trust Deed Supplement.

NOW THIS DEED WITNESSES AND IT IS HEREBY DECLARED AS FOLLOWS:

1.      INTERPRETATION

1.1     DEFINITIONS

        Unless otherwise defined in this Note Trust Deed or the context requires otherwise, words and expressions used in this Note Trust Deed have the meanings and constructions ascribed to them in the Master Definitions
        Schedule set out in Schedule 1 of the Issuer Master Framework Agreement
        which is dated on or about the date of this Note Trust Deed and signed for the purpose of identification by, amongst others, each of the parties to this Agreement.

1.2     INCORPORATION OF COMMON TERMS

        Except as provided below, the Common Terms apply to this Note Trust
        Deed, where applicable, and shall be binding on the parties to this Note
        Trust Deed and the Noteholders as if set out in full in this Note Trust
        Deed.

1.3     AMENDMENT TO COMMON TERMS

        The Common Terms are, for the purposes of this Note Trust Deed, amended as follows:

                                      - 1 -

        Paragraph 1 (Further Assurance) of the Common Terms applies to this Note
        Trust Deed as if set out in full in this Note Trust Deed, and as if the
        Issuer were the Obligor (as defined therein) and the Note Trustee were the Obligee (as defined therein).

1.4     CONFLICT WITH COMMON TERMS

        If there is any conflict between the provisions of the Common Terms and the provisions of this Note Trust Deed, the provisions of this Note
        Trust Deed shall prevail, save for where any provision of this Note
        Trust Deed relates to VAT, in which case the provisions of the Common
        Terms shall prevail.

1.5     GOVERNING LAW AND JURISDICTION

        This Note Trust Deed and all matters arising from or connected with it shall be governed by English law in accordance with Paragraph 26
        (Governing Law) of the Common Terms with the amendment that, if this
        Note Trust Deed is a "qualified" indenture for the purposes of the TIA, this Note Trust Deed shall be subject to the provisions of the TIA that are required to be part of this Note Trust Deed and shall, to the extent applicable, be governed by such provisions. Paragraph 27 (Jurisdiction)
        of the Common Terms applies to this Note Trust Deed as if set out in full in this Note Trust Deed.

1.6     REPRESENTATIONS AND WARRANTIES

        The Issuer gives certain representations and warranties to the Note
        Trustee on the terms set out in the Issuer Warranties.

1.7     COVENANTS

        The Issuer covenants with the Note Trustee on the terms of the Issuer
        Covenants.

2.      AMOUNT AND ISSUE OF THE SERIES OF NOTES

2.1     ISSUANCE IN SERIES

        The Issuer shall be at liberty from time to time (but subject always to the provisions of this Note Trust Deed) without the consent of the
        Noteholders or any Secured Creditor to create and (subject to the conditions precedent in 2.2 (Issue of Notes)) issue new Series of Notes upon such terms as to ranking, interest, conversion, redemption and otherwise as the Issuer may at the time of issue of such Series determine, provided that such Series of Notes are not consolidated, and do not form a single Series with any existing Series. A Series of Notes shall be secured on, and only on, such Secured Property as may be specified as applicable to such Series in this Note Trust Deed and in the Note Trust Deed Supplement constituting such Series of Notes. The aggregate principal amount of Notes outstanding from time to time may not exceed the Programme Limit.

2.2     CONSTITUTION OF NOTES

        The Notes of any Series which are to be created and issued pursuant to the provisions of Clause 2.1 (Issuance in Series) shall be constituted pursuant to a Note Trust Deed Supplement.

                                      - 2 -

        On any Issue Date, the Issuer shall procure the registration in the applicable Register of the relevant Note(s) in the name of each relevant initial Noteholder, upon receipt by the Note Trustee of the following:

        2.2.1     an executed Note Trust Deed Supplement (duly stamped or
                  denoted with any applicable stamp duties or other
                  documentation taxes) in respect of the Series of Notes to be issued satisfying the criteria set out in Clause 2.3 below and specifying the Principal Terms (as defined below) of such
                  Series and the supplements, amendments and variations to this
                  Note Trust Deed as a consequence thereof;

        2.2.2     a certificate signed by one director of the Issuer certifying the absence of any Event of Default or Potential Event of
                  Default and that the Programme Limit will not be exceeded by the issue of the Notes in question;

        2.2.3

                  (a)   a legal opinion addressed to the Note Trustee from
                        English counsel (in form and substance satisfactory to
                        the Note Trustee, acting reasonably) regarding the
                        capacity of the Issuer;

                  (b)   legal opinions addressed to the Note Trustee as are
                        given by English counsel (in a form and substance
                        satisfactory to the Note Trustee, acting reasonably)
                        regarding the legality, validity, enforceability and
                        binding nature of such Note Trust Deed Supplement; and

                  (c)   legal opinions addressed to the Note Trustee as are
                        given from such other counsel and jurisdiction (in a
                        form and substance satisfactory to the Note Trustee,
                        acting reasonably) regarding the legality, validity and
                        enforceability of any Secured Property located outside
                        of England and Wales;

        2.2.4     a solvency certificate signed by a duly authorised signatory and dated the Issue Date, from the Issuer;

        2.2.5     the Loan Note Supplement,  the relevant Swap Documents (where
        `         applicable) and any other relevant document in respect of the
                  Series of Notes; and

        2.2.6     if provided, an affirmation from each relevant Rating Agency pursuant to Clause 2.3.2 below.

2.3     NOTE TRUST DEED SUPPLEMENT

        2.3.1     A Note Trust Deed Supplement shall be executed in order to effect each issuance of a Series of Notes and to create
                  security over the relevant Secured Property relating to such
                  Series of Notes and such Note Trust Deed Supplement shall:

                  (i)   be executed by the Issuer, the Note Trustee, the
                        Principal Paying Agent, the Agent Bank, the Paying
                        Agent, and, where applicable, the Swap Counterparty and
                        any other party to such Note Trust Deed Supplement;

                                      - 3 -

                  (ii)  set out the consent of the Note Trustee to such issue of the Series of Notes which shall be deemed to be given by
                        its execution of the relevant Note Trust Deed
                        Supplement;

                  (iii) constitute, upon the issuance of the relevant Series of
                        Notes, a supplement by the Issuer and the Note Trustee
                        to this Note Trust Deed which, in respect of such Series
                        of Notes, shall thereafter be read and construed as
                        supplemented, amended and varied by such Note Trust Deed
                        Supplement;

                  (iv)  set out the principal terms of such Series of Notes (all such terms the "PRINCIPAL TERMS") which shall include,
                        without limitation, the following:

                        (1)    the Principal Amount Outstanding of the Notes
                               of such Series upon their issuance;

                        (2)    the Secured Property for such Series;

                        (3)    the Issue Date;

                        (4)    the names of any accounts or ledgers to be used
                               in relation to such Series of Notes and the
                               terms governing the operation of any such
                               accounts or ledgers and use of monies therein;

                        (5)    the priority of payments prior to enforcement;

                        (6)    any additional Secured Creditors;

                        (7)    the terms governing any deposit into any
                               account provided for such Series; and

                        (8)    any other relevant terms of such Series.

        2.3.2     Where each Ratings Agency which is then rating any outstanding
                  Notes of any other Series (in this Clause only, the "OTHER
                  NOTES") has, in connection with the execution of the Note
                  Trust Deed Supplement and the issue of the Notes of the
                  related Series, given written affirmation that such actions will not result in such Rating Agency reducing or withdrawing its then current underlying rating on the Other Notes (in this
                  Clause only, a "RATING AFFIRMATION"), the Issuer and the Note
                  Trustee, in considering whether such actions are materially prejudicial to the rights benefits and interests of the
                  Secured Creditors of any other Series (in this Clause only, the "NO MATERIAL PREJUDICE TEST"), shall be entitled to take into account such Rating Affirmation, provided that the Issuer and the Note Trustee shall continue to be responsible for
                  taking into account, for the purpose of the No Material
                  Prejudice Test, such other matters as they consider to be
                  relevant to such No Material Prejudice Test.

        2.3.3     Each Secured Creditor, by its execution of a Note Trust Deed
                  Supplement, or in the case of a Noteholder, by the purchase of the relevant Notes subject to the relevant Conditions,
                  consents and confirms that the security trust constituted for the benefit of the relevant Secured Creditor or Noteholder under this Note Trust Deed and any Note Trust

                                      - 4 -

                  Deed Supplement may be supplemented, amended and varied from time to time in accordance with the terms of this Note Trust
                  Deed, the Conditions and any such additional Note Trust Deed
                  Supplement.

2.4     PAYMENTS IN SPECIFIED CURRENCY

        2.4.1     All payments in respect of, under and in connection with this
                  Note Trust Deed and the Notes to a Noteholder shall be made in the relevant currency as required by the Conditions. All other sums payable shall be payable in Sterling provided that:

                  (i)   each payment in respect of costs shall be made in the
                        currency in which the same were incurred; and

                  (ii)  each payment which is expressed herein to be payable in another currency shall be made in that other currency.

        2.4.2     On each date upon which this Note Trust Deed or any Note Trust
                  Deed Supplement requires an amount to be paid by or on behalf of any party to the Issuer, such party shall, save as
                  expressly provided otherwise herein or in such Note Trust Deed
                  Supplement, make the same available to the Issuer by payment in Sterling and in immediately available funds to such account and bank in London as the Issuer shall have specified in
                  writing for this purpose no later than midday on the day that such amount becomes payable.

2.5     FEES APPLY TO EACH SERIES

        2.5.1     The provisions in the Security Documents concerning costs, expenses, fees, remuneration and other financial obligations
                  (whether arising under indemnities or otherwise) shall, save as specifically provided herein, apply separately to each
                  Series in respect of the costs, expenses, fees, remuneration and financial obligations which arise in respect of such
                  Series. No such amount incurred in respect of any Series will, save as specifically provided herein, be deducted from any amount payable to the Noteholders in respect of any other
                  Series, nor will any such amount be in any other way charged to any other such Noteholders. The provisions of the Security
                  Documents shall be read accordingly.

        2.5.2     If the Note Trustee determines in its sole discretion that any such amounts cannot be considered to be solely referable to a particular Series, it shall be entitled in its sole discretion to allocate such amounts between such Series as it shall
                  consider, those amounts to be referable pro rata in the
                  proportion which the aggregate Principal Amount Outstanding of all Notes in respect of each such Series bears to the
                  aggregate Principal Amount Outstanding of all Notes of all such Series (as at the date such amounts were incurred) in respect of which such amounts were incurred as a whole.

                                      - 5 -

2.6     RELATED AGREEMENTS

        In relation to each Series, if specified in the relevant Note Trust Deed
        Supplement, the Issuer may enter into one or more Swap Agreements or other related agreements with a Swap Counterparty, under which the
        Issuer will make payments to such Swap Counterparty and the Swap
        Counterparty will make payments to the Issuer as specified in such Swap
        Agreement or other related agreement. Each swap transaction or other form of hedging transaction evidenced by a Swap Agreement and other related agreement will terminate on the date specified in the relevant
        Note Trust Deed Supplement, unless terminated earlier in accordance with its terms.

3.      COVENANT TO PAY

3.1     COVENANT TO PAY

        The Issuer covenants with the Note Trustee that it shall, as and when any Series becomes due to be redeemed or any principal of any Series becomes due to be repaid in accordance with the Conditions in respect of such Series, unconditionally pay or procure to be paid to or to the order of or for the account of the Note Trustee in immediately available freely transferable funds in the relevant currency the principal amount of the Series or any of them becoming due for payment on that date and shall (subject to the provisions of the Conditions), until all such payments (both before and after judgment or other order) are duly made, unconditionally pay or procure to be paid to or to the order of the Note
        Trustee as aforesaid on the dates provided for in the Conditions interest on the Principal Amount Outstanding (or such other amount as may be specified in the relevant Note Trust Deed Supplement) of the
        Notes and any Deferred Interest and Additional Interest or any of such amounts attributable to such Series outstanding from time to time as set out in the Conditions PROVIDED THAT:

        3.1.1     every payment of principal or interest in respect of such
                  Notes or any of them made to the Principal Paying Agent in the manner provided in the Agency Agreement shall satisfy, to the extent of such payment, the relevant covenant by the Issuer contained in this Clause 3 except to the extent that there is a default in the subsequent payment thereof to the relevant
                  Noteholders in accordance with the Conditions;

        3.1.2     if any payment of principal or interest in respect of such
                  Notes or any of them is made after the due date, payment shall be deemed not to have been made until either the full amount is paid to the relevant Noteholders or, if earlier, the
                  seventh day after notice has been given to the relevant
                  Noteholders in accordance with the Conditions that the full amount has been received by the Principal Paying Agent or the
                  Note Trustee except, in the case of payment to the Principal
                  Paying Agent to the extent that there is failure in the
                  subsequent payment to the Noteholders under the Conditions;
                  and

        3.1.3     in any case where payment of the whole or any part of the
                  principal amount due in respect of any Note is improperly
                  withheld or refused interest shall accrue on the whole or such part of such principal amount from the date of such
                  withholding or refusal until the date either on which such principal amount due

                                      - 6 -

                  is paid to the relevant Noteholders or, if earlier, the
                  seventh day after which notice is given to the relevant
                  Noteholders in accordance with the Conditions that the full amount payable in respect of the said principal amount is
                  available for collection by the relevant Noteholders provided that on further due presentation of the relevant Note, or, (if so provided for the Conditions) the relevant Note Certificate, such payment is in fact made.

        3.1.4     MAXIMUM PAYMENTS

                  No provision contained in the Conditions or the Security
                  Documents will require the Issuer to pay:

                  (a)   an amount of principal in respect of a Note which
                        exceeds the Principal Amount Outstanding of such Note;
                        or

                  (b)   an amount of interest calculated on any principal amount
                        in excess of such Principal Amount Outstanding;

                  in each case, at the relevant time.

        The Note Trustee will hold the benefit of this covenant and the covenant in Clause 9.1 (Covenant to comply with the Note Trust Deed) on trust for itself and for the benefit of the Noteholders and the other Secured
        Creditors in accordance with its and their respective interests.

3.2     PAYMENTS TO SECURED CREDITORS

        The Issuer hereby covenants to pay to the Note Trustee all amounts due to the Secured Creditors of a Series in accordance with the order of priority of payments prior to and post enforcement of the Security in respect of that Series as set out in the relevant Note Trust Deed
        Supplement, in the paragraph headed Application of Proceeds Upon
        Enforcement in Condition 5 of the Conditions and Clause 12 (Application
        of Moneys) and any other amounts payable by the Issuer hereunder which the Note Trustee determines in its sole discretion are referable or allocable to a Series (the "SECURED OBLIGATIONS") PROVIDED, HOWEVER,
        that payment of any sum due to a Secured Creditor of such Series made to such Secured Creditor shall, to that extent, satisfy such obligation.
        This covenant shall only have effect each time obligations are owed to
        Secured Creditors when the Note Trustee shall hold the benefit of this covenant in relation to each Series on trust for itself and each other
        Secured Creditor of such Series according to its and their respective interests. For the avoidance of doubt, nothing in this Note Trust Deed shall prevent the Issuer from creating security pursuant to a Note Trust
        Deed Supplement over specific assets in relation to a Series in favour of a specific sub-group of Secured Creditors or in respect of Secured
        Obligations in relation to such Series. Subject as provided in the relevant Note Trust Deed Supplement, the provisions of this Note Trust
        Deed shall, where the context permits, apply to any such Security mutatis mutandis as if it were Secured Property created in respect of
        Secured Obligations owed to Secured Creditors hereunder.

                                      - 7 -

3.3     DUTIES AND TAXES

        Subject to Clause 22 of the Common Terms, the Issuer shall pay all stamp, registration and other similar taxes and duties (if any)
        (including any interest and penalties thereon or in connection therewith) which are payable in the United Kingdom or the United States upon or in connection with the execution and delivery of this Note Trust
        Deed and any Note Trust Deed Supplement, and the Issuer will indemnify the Secured Creditors relating to such Series (each an "INDEMNIFIED
        PARTY") on demand from and against all stamp duty, issue, registration, documentary and other similar taxes (excluding, for the avoidance of doubt, VAT which shall be dealt with in accordance with Clause 22 of the
        Common Terms) paid by any such Indemnified Party in any such jurisdiction or jurisdictions in connection with any action taken by such Indemnified Party to enforce the obligations of the Issuer under this Note Trust Deed or any Note Trust Deed Supplement in respect of such Series.

3.4     COVENANT OF COMPLIANCE

        The Issuer covenants with the Note Trustee separately in respect of each
        Series that it will comply with, perform and observe all the provisions of this Note Trust Deed and the relevant Note Trust Deed Supplement relating to such Series which are expressed to be binding on it in respect of such Series. The Conditions in respect of each Series shall be binding on the Issuer and the Noteholders of such Series. The Note
        Trustee shall be entitled to enforce the obligations of the Issuer under the Documents in respect of a Series by reason of the security interests granted in its favour pursuant to Clause 4 (Security).

3.5     ONLY NOTE TRUSTEE TO ACT

        For any Series, only the Note Trustee, subject to it being indemnified and/or secured to its satisfaction, shall pursue the remedies available under the general law or under this Note Trust Deed to enforce the rights under this Note Trust Deed or any relevant Note Trust Deed
        Supplement of the Secured Creditors relating to such Series. No Secured
        Creditor relating to such Series shall be entitled to proceed directly against the Issuer or the assets of the Issuer to enforce the performance of any of the provisions of this Note Trust Deed, any relevant Note Trust Deed Supplement or any other Documents (if any)
        relating to such Series unless the Note Trustee having become bound in accordance with Clause 11.2, fails or neglects to do so within a reasonable period of time and such failure or neglect is continuing.

3.6     FOLLOWING AN EVENT OF DEFAULT

        At any time after any Event of Default or Potential Event of Default shall have occurred, which has not been waived by the Note Trustee or remedied to its satisfaction, the Note Trustee may:

        3.6.1     by notice in writing to the Issuer, the Principal Paying Agent and the other Agents require the Principal Paying Agent and the other Agents or any of them:

                  (a)   to act thereafter, until otherwise instructed by the
                        Note Trustee, as Agents of the Note Trustee under the
                        provisions of this Note Trust Deed on the

                                      - 8 -

                        terms provided in the Agency Agreement (with
                        consequential amendments as necessary and save that the
                        Note Trustee's liability under any provisions thereof
                        for the indemnification, remuneration and payment of
                        out-of-pocket expenses of the Agents shall be limited to
                        amounts for the time being held by the Note Trustee on
                        the trusts of the Security Documents in relation to the
                        Notes on the terms of this Note Trust Deed and available
                        to the Note Trustee for such purpose) and thereafter to
                        hold all Notes and all sums, documents and records held
                        by them in respect of Notes on behalf of the Note
                        Trustee; and/or

                  (b)   to deliver up all Note Certificates and all sums,
                        documents and records held by them in respect of Note
                        Certificates to the Note Trustee or as the Note Trustee
                        shall direct in such notice PROVIDED THAT such notice
                        shall be deemed not to apply to any document or record
                        which the relevant Agent is obliged not to release by
                        any law or regulation; and

        3.6.2     by notice in writing to the Issuer require the Issuer to make all subsequent payments in respect of Note Certificates to or to the order of the Note Trustee and, with effect from the issue of any such notice until such notice is withdrawn, then
                  (so far as it concerns payments by the Issuer) Clause 12.4
                  (Payments to Noteholders) shall cease to have effect.

3.7     INTEREST ON THE FLOATING RATE NOTES FOLLOWING EVENT OF DEFAULT

        If the Floating Rate Notes become immediately due and repayable under
        Condition 11, the rate and/or amount of interest payable in respect of them will be calculated at the same intervals in accordance with
        Condition 7 as if such Notes had not become due and repayable, the first of which will commence on the expiry of the Interest Period during which the Notes become so due and repayable in accordance with
        Conditions 7 and 11 (with consequential amendments as necessary) except that the Interest Rate need not be published.

3.8     SEPARATE SERIES

        Each Series of Notes constituted by a Note Trust Deed Supplement shall form a separate Series of Notes and accordingly, unless for any purpose the Note Trustee in its absolute discretion shall otherwise determine, all the provisions of this Note Trust Deed shall apply mutatis mutandis separately and independently to each Series and in such Clauses and
        Schedules the expressions "NOTES" and "NOTEHOLDERS" shall be construed accordingly.

4.      SECURITY

4.1     CREATION OF SECURITY

        The Issuer, with full title guarantee and as continuing security for all the moneys and other Liabilities payable or owing by it under the
        Security Documents in respect of all Series issued by it, hereby:

                                      - 9 -

        4.1.1     assigns absolutely by way of first fixed security to the Note
                  Trustee as trustee for itself and on trust for the other
                  Secured Creditors all of the Issuer's right, title and
                  interest in and to, and the entire benefit of, the Issuer
                  Master Framework Agreement, the Agency Agreement and the
                  Issuer Distribution Account Bank Agreement (and sums received or recoverable thereunder (save to the extent they constitute
                  Jersey Assets)); and

        4.1.2     charges to the Note Trustee by way of first floating charge, the whole of its undertaking and assets to the extent that such undertaking and assets are not effectively encumbered by the security created by or pursuant to this Note Trust Deed or any Note Trust Deed Supplement relating to any Series (save to the extent they constitute Jersey Assets) and paragraph 14 of
                  Schedule B1 to the Insolvency Act 1986 applies to the floating charge created pursuant hereto;

        and the Note Trustee shall hold the benefit of the security created by the assignment and charge pursuant to this Clause 4.1 on trust for itself, the Noteholders and the other Secured Creditors of all Series, provided that such security may only be enforced and the floating charge shall only crystallise in accordance with the provisions of Clause 11
        (Enforcement).

4.2     ADDITIONAL SECURITY

        Additional security in respect of each Series or (provided that the Note
        Trustee consents to the same) in respect of any transaction entered into by the Issuer relating to or connected with any arrangement for the issue of any Notes may be created by or pursuant to this Note Trust Deed and the Note Trust Deed Supplement relating to such Series.

4.3     PROVISIONS RELATING TO SECURITY

        The following provisions of this Clause 4 shall apply to the Security except as may be otherwise specified in the Security Documents.

4.4     Notwithstanding  the Security, the Note Trustee  acknowledges that, until it delivers an Enforcement Notice in accordance with Clause 11
        (Enforcement):

        4.4.1     payments becoming due to the Issuer under any of the
                  Documents, together with all other monies payable to the
                  Issuer pursuant to any other documents or arrangements to
                  which it is a party, may be made to the Issuer in accordance with the provisions of the relevant Documents or (as the case may be) the documents or arrangements concerned;

        4.4.2     the Issuer may, subject to Clause 4.4.3, exercise its rights, powers and discretions and perform its obligations in relation to the relevant Secured Property and under the Documents in accordance with the provisions of the Documents or (as the case may be) such other documents or arrangements; and

        4.4.3     amounts standing to the credit of any Issuer Distribution
                  Account from time to time may be withdrawn therefrom by the
                  Issuer, but only in accordance with the terms of this Note
                  Trust Deed and any relevant Note Trust Deed Supplement.

                                     - 10 -

4.5     RIGHTS OF SECURED CREDITORS

        The entitlement of any Secured Creditor (other than the Note Trustee and any Receiver appointed by it) to the relevant Secured Property for a given Series of Notes, unless otherwise specified herein, shall be specified in the relevant Note Trust Deed Supplement. If the relevant
        Note Trust Deed Supplement specifies that any additional party is to be a Secured Creditor of the Secured Property in relation to such Series, the beneficial entitlement of such additional Secured Creditor to a security interest in the relevant Secured Property shall be specified in the relevant Note Trust Deed Supplement.

4.6     LIMITATIONS ON NOTE TRUSTEE'S LIABILITY

        The Note Trustee shall not be responsible for, nor shall it have any liability with respect to, any loss or theft of any Secured Property or any defect in title to any of the Secured Property, shall not be obliged to insure, to perfect title to or to procure the insurance of any
        Secured Property and shall have no responsibility or liability arising from the fact that any Secured Property is registered in its name or held by it or in an account with Euroclear, Clearstream or DTC or any similar clearing system in accordance with the system's rules or is otherwise held in safe custody by any bank or custodian selected by the
        Note Trustee.

5.      NOTE TRUSTEE'S POWERS

5.1     EXTENSION AND VARIATION OF LPA POWERS

        For any Series, any time upon or after any part or parts of the Security becomes enforceable, the Note Trustee may (subject in the case of the
        Issuer Jersey Security Interest to the provision of the Jersey Security
        Interests Law), from time to time:

        5.1.1     enter into, make, execute, sign and do all such contracts, agreements, receipts, payments, assignments, transfers,
                  conveyances, assurances and things and bring, prosecute,
                  enforce, defend and abandon all such actions, suits and
                  proceedings in relation to any Secured Property as it may
                  think expedient;

        5.1.2     exercise all or any of the powers or rights incidental to the ownership of all or any of the Secured Property and, in
                  particular but without limiting the generality of the
                  foregoing, exercise all rights to enforce the Security against the Secured Property and all rights to attend or vote at any
                  Meeting of the holders of any Secured Property or to give any consent or notification or make any declaration in relation to such securities or any of them;

        5.1.3     without prejudice to the generality of the foregoing, exercise all or any of the powers or rights of the Issuer under or
                  pursuant to any Secured Property;

        5.1.4     without prejudice to the generality of the foregoing, if in its absolute discretion it is of the opinion that the
                  interests of the Noteholders and any other Secured Creditors will not be materially prejudiced thereby, agree to the
                  transfer of any Secured Property to an account with Euroclear,
                  Clearstream or DTC or any similar clearing system or the
                  holding thereof in safe custody by the Note

                                     - 11 -

                  Trustee or by a bank or custodian selected by the Note Trustee
                  (and shall not incur any liability by doing so);

        5.1.5     demand, sue for or take any action or institute any
                  proceedings to recover or obtain payment of any amounts which may then be due and payable but which remain unpaid under or in respect of the Secured Property or any part thereof either in its own name or in the name of the Issuer and shall not be liable by so doing; and

        5.1.6     without prejudice to the generality of the foregoing, act
                  generally in relation to the Secured Property in such manner as it may think expedient.

6.      APPOINTMENT AND REMOVAL OF RECEIVER AND ADMINISTRATOR

6.1     APPOINTMENT AND REMOVAL OF RECEIVER

        6.1.1     Subject to Clause 6.1.2 below, at any time after all or part of the Security in relation to any one or more Series of Notes issued by the Issuer has become enforceable in accordance with the Conditions, the Note Trustee may by writing appoint any person or persons to be a Receiver of the Secured Property
                  (save to the extent it comprises Jersey Assets) of any such
                  Series, and may remove any Receiver so appointed and appoint another in its place. Section 109(1) of the Law of Property
                  Act 1925 shall not apply in respect of any such appointment.

        6.1.2     Upon receipt of notice of a petition to a court of competent jurisdiction for an administration order to be made on
                  application by a creditor or creditors of the Issuer, the Note
                  Trustee shall use reasonable endeavours, subject to its being practicable so to do, and provided it has been indemnified and/or secured to its satisfaction, forthwith to appoint a
                  Receiver or Receivers (being, for the avoidance of doubt, an administrative receiver or similar officer falling within the definition of "ADMINISTRATIVE RECEIVER" under Section 29(2) of the Insolvency Act 1986) of the whole of the Secured Property
                  (save to the extent it comprises Jersey Assets) in relation to all Series of Notes outstanding and issued by the Issuer and in relation to the floating charge created pursuant to Clause
                  4 (Security) subject to the immediately following sentence.
                  The Note Trustee shall only give a notice of crystallisation in respect of the floating charge and/or appoint an
                  administrative receiver thereunder or enforce its rights under the Issuer Jersey Security Interest if it has been instructed so to do by the Noteholders for each outstanding Series and has been indemnified and/or secured to its satisfaction for its costs of so doing. Subject in the case of the Issuer
                  Jersey Security Interest to Article 8(6)(b) of the Jersey
                  Security Interests Law, any proceeds of enforcement of the
                  Issuer Jersey Security Interest or the floating charge shall be distributed amongst the Secured Creditors of the relevant
                  Series pro rata in the proportion which the aggregate
                  Principal Amount Outstanding of all Notes in respect of each such Series bears to the Aggregate Principal Amount
                  Outstanding of all Notes of all such Series (as at the date such monies were received) in respect of which such monies were received (unless, in relation to any Series, the relevant
                  Note Trust Deed Supplement specifies that any such Series
                  shall be subordinated to any other Series).

                                     - 12 -

        6.1.3     For the purposes of the Issuer Jersey Security Interest,
                  service by the Note Trustee of a notice upon the Issuer
                  specifying the Event of Default in respect of any one or more
                  Series and, if the default is capable of remedy, requiring the
                  Issuer to remedy it, shall constitute notice for the purposes of the Jersey Security Interests Law of an Event of Default in
                  respect of the Issuer Jersey Security Interest and, subject to the provisions of Articles 6(4) and 8(3) of the Jersey
                  Security Interests Law, the Note Trustee shall have an
                  immediate power of sale over the Issuer Jersey Secured
                  Property relating to any such Series, without having to apply to the Royal Court of Jersey for authority to exercise the same.

        6.1.4     The power of sale in respect of the Issuer Jersey Security
                  Interest shall, subject to the Jersey Security Interests Law, be exercisable by the Note Trustee in such manner as the Note
                  Trustee may in its discretion deem appropriate and with all powers of a beneficial owner notwithstanding that no such
                  beneficial ownership shall have vested in it as such. Subject to the Jersey Security Interests Law but otherwise without any limitation, the Note Trustee may, without liability and
                  subject to the Note Trustee having been indemnified in full and/or provided with security to its satisfaction, sell or dispose of the whole or part of the relevant Issuer Jersey
                  Secured Property at such times and in such manner and
                  generally on such terms and conditions and for such
                  consideration as the Note Trustee may think fit. Any such sale or disposal may be for cash, debentures or other obligations, shares, stocks, securities or other valuable consideration and may be payable immediately or by instalment spread over such a period as the Note Trustee may think fit. The Note Trustee shall have right of recourse to any monies forming part of the
                  Secured Property and may, without liability and subject to the
                  Note Trustee having been indemnified in full to its
                  satisfaction, apply such monies in the payment or discharge of the Secured Obligations as if such moneys were proceeds of sale.

        6.1.5     The appointment of any Receiver shall include a direction to the Receiver in relation to those Series in respect of which the specific Security relating to such service has not become enforceable to continue all the existing contracts in relation to such Series and carry on the existing business of the
                  Issuer in relation to such Series.

6.2     INSOLVENCY ACT REQUIREMENTS

        The Note Trustee shall comply with any requirement under the Insolvency
        Act that any person appointed to be a Receiver be a licenced insolvency practitioner.

7.      PROVISIONS RELATING TO RECEIVER

7.1     PROVISIONS APPLICABLE TO RECEIVER

        If the Note Trustee appoints a Receiver under Clause 6.1 (Appointment and removal of Receiver), the following provisions (subject, in the case of any Issuer Jersey Secured Property, to the Jersey Security Interests
        Law) shall have effect in relation thereto:

                                     - 13 -

        7.1.1     Appointment: such appointment may be made either before or after the Note Trustee has taken possession of the relevant
                  Secured Property relating to any Series;

        7.1.2     Powers: such Receiver may be vested by the Note Trustee with such powers and discretions as the Note Trustee may think
                  expedient and, subject to Clause 6.1 (Appointment and removal of Receiver), (i) may sell or concur in selling all or any of such Secured Property, or assign or release all or any of such
                  Secured Property, to any Person save for itself or any of its
                  Affiliates, or (ii) continue the business of the Issuer as a going concern with respect to the Secured Property, in each case without restriction and on such terms and for such
                  consideration (if any) as he may think fit and may carry any such transaction into effect by conveying, transferring and delivering in the name or on behalf of the Issuer or
                  otherwise.

        7.1.3     Extension of powers: the Receiver shall have, mutatis
                  mutandis, the powers, authorities and discretions conferred upon the Note Trustee under this Note Trust Deed and any
                  relevant Note Trust Deed Supplement, subject to such
                  restrictions as the Note Trustee may think fit and subject in the case of the Issuer Jersey Secured Property to the Jersey
                  Security Interests Law. Without prejudice to the generality of the foregoing, any Receiver appointed to the whole or
                  substantially the whole of the Secured Property shall have the powers referred to in Schedule 1 of the Insolvency Act 1986;

        7.1.4     Further extension of powers: the exclusion of any part of the
                  Secured Property of any Series from the appointment of the
                  Receiver shall not preclude the Note Trustee from subsequently extending his appointment (or that of the Receiver replacing him) to that part;

        7.1.5     Remuneration of Receiver: the Note Trustee may from time to time fix the remuneration of such Receiver and direct payment thereof out of moneys accruing to him in the exercise of his powers as such provided, however, that such remuneration shall only be payable from such sums as are realised from the
                  Secured Property of those Series in respect of which the
                  Receiver was appointed.

        7.1.6     Security from Receiver: the Note Trustee may from time to time and at any time require any such Receiver to give security for the due performance of his duties as the Receiver and may fix the nature and amount of the security to be so given but the
                  Note Trustee shall not be bound in any case to require any such security;

        7.1.7     Monies payable to Note Trustee: save insofar as otherwise
                  directed by the Note Trustee, all moneys from time to time received by such Receiver shall be paid over forthwith to the
                  Note Trustee to be held and applied by it in accordance with the provisions of Clause 12.1 (Application of Moneys) as
                  supplemented by the relevant Note Trust Deed Supplement;

        7.1.8     Receiver as agent of Issuer: every such Receiver shall be the agent of the Issuer for all purposes and the Issuer alone
                  shall be responsible for his acts, defaults

                                     - 14 -

                  and misconduct, and the Note Trustee and the Noteholders and the Secured Creditors shall not incur any liability therefor or by reason of its or their making or consenting to the
                  appointment of a person as a Receiver under this Note Trust
                  Deed;

        7.1.9     Holders not liable for acts of Receiver: none of the Note
                  Trustee and the Noteholders and Secured Creditors shall be in any way responsible for any misconduct or negligence on the part of any such Receiver;

        7.1.10    Removal of Receiver: the Note Trustee may (subject to Section
                  45 of the Insolvency Act 1986) remove the Receiver whether or not appointing another in his place and the Note Trustee may also appoint another receiver if the Receiver resigns;

        7.1.11    Monies paid over to Receiver: the Note Trustee may pay over to such Receiver any monies constituting part of the Security to the intent that the same may be applied for the purposes of this Note Trust Deed by such Receiver and the Note Trustee may from time to time determine what funds the Receiver shall be at liberty to keep in hand with a view to the performance of his duties as such Receiver;

        7.1.12    Application of monies received by Receiver: sections 109(6)
                  and (8) of the Law of Property Act 1925 (relating to
                  application of monies received by a receiver) shall not apply in relation to a Receiver appointed under Clause 6.1
                  (Appointment and removal of Receiver); and

        7.1.13    Application of the Law of Property Act 1925: none of the
                  restrictions imposed by the Law of Property Act 1925 in
                  relation to the appointment of receivers or as to the giving of notice or otherwise shall apply in relation to a Receiver appointed under Clause 6.1 (Appointment and removal of
                  Receiver).

7.2     MONEYS HELD ON TRUST

        Subject in the case of the Issuer Jersey Secured Property to the Jersey
        Security Interests Law, for each Series, all moneys received by the Note
        Trustee in respect of the Security or the Secured Property relating to such Series shall be held by the Note Trustee upon trust to apply the same as provided in Clause 12.1 (Application of Moneys) hereof and the relevant Note Trust Deed Supplement.

7.3     FURTHER ASSURANCE

        For each Series, the Issuer shall execute and do all such assurances, acts and things as the Note Trustee or any Receiver may require
        (including, without limitation, the giving of notices of assignment and the effecting of filings or registrations in any jurisdiction) for perfecting or protecting the Security and from time to time and at any time after the Security or any part thereof has become enforceable shall execute and do all such assurances, acts and things as the Note Trustee or any Receiver may require for facilitating the realisation of, or enforcement of rights in respect of, all or any of the Secured Property relating to such Series and the exercise of all powers, authorities and

                                     - 15 -

        discretions vested in the Note Trustee or in any Receiver of all or any of the Secured Property relating to such Series.

7.4     BORROWING POWERS

        For each Series, subject in the case of the Issuer Jersey Secured
        Property to the Jersey Security Interests Law, the Note Trustee may
        raise and borrow money on the security of all or any of the Secured
        Property relating to such Series for the purpose of defraying any
        Liabilities paid or incurred by it in relation to this Note Trust Deed and any relevant Note Trust Deed Supplement relating to such Series or in the exercise of any of the powers contained in this Note Trust Deed and any relevant Note Trust Deed Supplement relating to such Series. The
        Note Trustee may raise and borrow such money at such rate of interest and generally on such terms and conditions as it shall think fit and may secure the repayment of the money so raised or borrowed with interest on the same by mortgaging or otherwise charging all or any of the Secured
        Property relating to such Series in such manner and form as the Note
        Trustee may think fit (which mortgage or other charge may rank in priority to, pari passu with or after the Security) and for such purposes may execute and do all such assurances and things as it may think fit and no person lending any such money shall be concerned to enquire as to the propriety or purpose of the exercise of any power of the Note Trustee or to see to the application of any money so raised or borrowed.

7.5     APPOINTMENT OF ATTORNEYS

        For the purpose of securing the interests of the Note Trustee and the other Secured Creditors whether under or pursuant to this Note Trust
        Deed or any Document or in relation to the Secured Property and the performance of its obligations to the Secured Creditors, whether under or pursuant to this Note Trust Deed or any Document or in relation to the Secured Property, the Issuer irrevocably for value and by way of security hereby severally appoints the Note Trustee and every Receiver of the Secured Property or any part thereof to be its attorney (with full power to appoint substitutes or to sub-delegate, including power to authorise the person so appointed to make further appointments) on behalf of the Issuer and in its name or otherwise, to execute any document or do any assurance, act or thing which the Issuer ought to execute or do pursuant to this Note Trust Deed and generally on its behalf and in its name or otherwise, to execute any document or do any assurance, act or thing which the Note Trustee or such Receiver (or such substitute or delegate) may, in its or his absolute discretion, properly consider appropriate in connection with the exercise or enforcement of any of the rights, powers, authorities or discretions conferred on the
        Note Trustee or the Receiver under or pursuant to this Note Trust Deed or any Document. The Issuer hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney does or purports to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in this Clause 7.5. For the avoidance of doubt, this power of attorney is granted, inter alia, pursuant to Article 5 of the Powers of Attorney (Jersey) Law 1995 for
        the purposes of facilitating the Note Trustee's powers hereunder and under the Jersey Security Interests Law in respect of the Issuer Jersey
        Security Interest.

                                     - 16 -

7.6     NO LIABILITY

        For each Series, the Note Trustee shall not, nor shall any Receiver appointed as aforesaid nor any attorney, agent or delegate of the Note
        Trustee by reason of taking possession of or having assigned to it all or any of the Secured Property relating to such Series or any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever be liable to account for anything except actual receipts or be liable for any loss or damage arising from realisation of, or enforcement of rights in respect of, all or any of the Secured
        Property relating to such Series or any other property, assets, rights or undertakings of whatsoever nature (including but not limited to any other Secured Property) whether or not owned by the Issuer or any other person or in which the Issuer or such other person has an interest, from any act, default or omission in relation to all or any of the Secured
        Property relating to such Series or any other property, assets, rights or undertakings of whatsoever nature (including but not limited to any other Secured Property) whether or not owned by the Issuer or any other person or in which the Issuer or such other person has an interest, or from any exercise or non-exercise by it of any power, authority or discretion conferred upon it in relation to all or any of the Secured
        Property relating to such Series or any other property, assets, rights or undertakings of whatsoever nature (including but not limited to any other Secured Property) whether or not owned by the Issuer or any other person or in which the Issuer or such other person has an interest, by or pursuant to this Note Trust Deed as supplemented by the relevant Note
        Trust Deed Supplement relating to such Series or otherwise.

7.7     POWERS ADDITIONAL TO LPA AND INSOLVENCY ACT POWERS

        For each Series, the powers conferred by this Note Trust Deed in relation to all or any of the Secured Property in respect of such Series on the Note Trustee or on any Receiver of all or any of the Secured
        Property shall (save to the extent they relate to Jersey Assets) be in addition to and not in substitution for the powers conferred on mortgagees or receivers under the Law of Property Act 1925 and the
        Insolvency Act and where there is any ambiguity or conflict between the powers contained in such Act and those conferred by this Note Trust Deed and any relevant Note Trust Deed Supplement the terms of this Note Trust
        Deed and any relevant Note Trust Deed Supplement shall prevail. The powers conferred by this Note Trust Deed on the Note Trustee in relation to all or any of the Issuer Jersey Secured Property shall be subject to the Jersey Security Interests Law.

7.8     PROTECTION OF THIRD PARTIES

        For each Series, no person dealing with the Note Trustee or with any
        Receiver of all or any of the Secured Property in respect of such Series appointed by the Note Trustee shall be concerned to enquire whether any event has happened upon which any of the powers, authorities and discretions conferred by or pursuant to this Note Trust Deed and any relevant Note Trust Deed Supplement in relation to such Secured Property in respect of such Series are or may be exercisable by the Note Trustee or by any such Receiver or otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such powers, authorities or discretions and all the protection to purchasers contained in Sections 104 and 107 of the Law of Property Act 1925 shall apply to any person purchasing from or dealing with the Note Trustee or any such Receiver in like

                                     - 17 -

        manner as if the statutory powers of sale and of appointing a Receiver in relation to such Secured Property in respect of such Series had not been varied or extended by this Note Trust Deed and any relevant Note
        Trust Deed Supplement.

8.      THE NOTE CERTIFICATES

8.1     GLOBAL NOTE CERTIFICATES

        8.1.1     Each Class or Sub-Class of Notes of each Series will be
                  initially represented by a Global Note Certificate.

        8.1.2     Interests in the Global Note Certificate shall be
                  exchangeable, in accordance with their terms for Individual
                  Note Certificates.

8.2     INDIVIDUAL NOTE CERTIFICATES

        Individual Note Certificates will not be security printed unless required by applicable legal and Stock Exchange requirements and will be substantially in the forms set out in Schedule 3. Individual Note
        Certificates have the Conditions attached thereto.

8.3     SIGNATURE

        The Note Certificates will be signed manually or in facsimile by a duly authorised person designated by the Issuer and will be authenticated manually by or on behalf of the relevant Registrar. The Issuer may use the facsimile signature of a person who at the date such signature was originally produced was such a duly authorised person even if at the time of issue of any Note Certificate he no longer holds that office.
        Note Certificates so executed and duly authenticated will be binding and valid obligations of the Issuer.

9.      COVENANTS

9.1     COVENANT TO COMPLY WITH THE NOTE TRUST DEED

        The Issuer, in respect of each Series, hereby covenants with the Note
        Trustee on the terms of the Issuer Covenants and covenants to comply with those provisions of the other Documents, this Note Trust Deed, any
        Note Trust Deed Supplement and the Conditions which are expressed to be binding on it and to perform and observe the same. The Notes are subject to the provisions contained in the Security Documents, all of which shall be binding upon the Issuer and the Noteholders and all persons claiming through or under them respectively.

9.2     BOOKS OF ACCOUNTS

        So long as any of the Notes remain outstanding, the Issuer covenants with the Note Trustee that it shall at all times keep proper books of account and allow the Note Trustee, the Note Trustee's auditors, or, with the Issuer's prior approval, any professional or financial adviser of the Note Trustee at any time upon reasonable notice to have free access to all books of record and account at the Issuer's registered office and other relevant records during normal business hours.

9.3     SEC REPORTS

                                     - 18 -

        So long as any of the Notes remain outstanding and to the extent that it is required to do so under Section 13 or 15 (d) of the Exchange Act, the
        Issuer covenants with the Note Trustee that it shall file with the Note
        Trustee copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Issuer is required to file with the SEC within 15 days after it files them with the SEC. The Issuer also shall comply with the other provisions of TIA
        Section 314(a).

9.4     OPINION OF COUNSEL

        In accordance with section 314(b) of the TIA, promptly after the execution and delivery of this Note Trust Deed and each Note Trust Deed
        Supplement, the Issuer will furnish to the Note Trustee an Opinion of
        Counsel stating that in the opinion of such counsel, appropriate steps have been taken to protect the title of the Note Trustee to the Secured
        Property and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary; and the Issuer shall furnish to the Note Trustee, not more than three (3) months after the anniversary of each calendar year, commencing with calendar year
        2007, an Opinion of Counsel stating either that, in the opinion of such counsel, (i) such action has been taken as is necessary for the proper protection of the title of the Note Trustee to the Secured Property and reciting the details of such action or (ii) no such action is necessary for any of such purposes.

9.5     NOTE TRUSTEE MAY ENFORCE CONDITIONS

        The Note Trustee shall itself be entitled to enforce the obligations of the Issuer under the Notes and the Conditions as if the same were set out and contained in this Note Trust Deed which shall be read and construed as one document with the Notes.

9.6     COMPLIANCE WITH REGULATION AB UNDER THE EXCHANGE ACT

        The Note Trustee represents and warrants that any information that it provides to the Issuer in accordance with Regulation AB under the
        Exchange Act is correct and is not misleading.

10.     AMENDMENTS AND SUBSTITUTION

10.1    WAIVER

        The Note Trustee may, without any consent or sanction of the Noteholders or any other Secured Creditor and without prejudice to its rights in respect of any subsequent breach, Event of Default or Potential Event of
        Default, from time to time and at any time, but only if and in so far as in its opinion the interests of the holders of the Most Senior Class of
        Notes of the relevant Series shall not be materially prejudiced thereby, authorise or waive, on such terms and conditions (if any) as shall seem fit and proper to it, any breach or proposed breach of any of the covenants or provisions contained in the Security Documents or the Notes or any of the other Documents in relation to such Series or determine that any Event of Default or Potential Event of Default in relation to such Series shall not be treated as such for the purposes of the
        Security Documents; any such authorisation, waiver or determination shall be binding on the Noteholders of such Series and the other Secured
        Creditors and, unless the Note Trustee agrees otherwise, the Issuer

                                     - 19 -

        shall cause such authorisation, waiver or determination to be notified to the Noteholders of such Series as soon as practicable thereafter in accordance with the Conditions; PROVIDED THAT the Note Trustee shall not exercise any powers conferred upon it by this Clause in contravention of any express direction by an Extraordinary Resolution of, or a request in writing made by, the holders of at least one-quarter in aggregate principal amount of the Most Senior Class of Notes then outstanding of the relevant Series (but so that no such direction or request shall affect any authorisation, waiver or determination previously given or made) or so as to authorise or waive any such breach or proposed breach relating to a Basic Terms Modification.

10.2    MODIFICATIONS

        The Note Trustee may, from time to time and at any time without any consent or sanction of the Noteholders, concur with the Issuer in making any modification to the Documents (including where required Relevant
        Documents) other than in respect of a Basic Terms Modification:

        10.2.1    which in the opinion of the Note Trustee it may be proper to make provided the Note Trustee is of the opinion that such modification will not be materially prejudicial to the
                  interests of the holders of the Most Senior Class of Notes then outstanding of the relevant Series;

        10.2.2    if in the opinion of the Note Trustee such modification is of a formal, minor or technical nature or is to correct a
                  manifest error, or an error which is, in the opinion of the
                  Note Trustee, proven; or

        10.2.3    to comply with any requirements of the SEC in order to effect and maintain the qualification of this Note Trust Deed under the TIA.

        Any such modification shall be binding on the Noteholders and, unless the Note Trustee agrees otherwise, shall be notified by the Issuer to the Noteholders as soon as practicable thereafter in accordance with the
        Condition 17.

        Notwithstanding the forgoing, the Note Trustee shall be entitled to make any modification or amendment to any Document upon receipt of an opinion of counsel that such modification or amendment is necessary in order to register any Series of Notes under the Securities Act.

        Every modification made to this Note Trust Deed pursuant to this clause
        10.2 shall conform to the requirements of the TIA as then in effect.

10.3    SUBSTITUTION

        10.3.1    Procedure: The Note Trustee may, without the consent of the
                  Noteholders or other Secured Creditors, agree to the
                  substitution, in place of the Issuer (or of any previous
                  substitute under this Clause) of any other body corporate (the
                  "SUBSTITUTED ISSUER") as the principal debtor in respect of the Security Documents, the Notes and the other Secured
                  Obligations of any Series if:

                                     - 20 -

                  (a)   a Note Trust Deed is executed or some other written form
                        of undertaking is given by the Substituted Issuer to the
                        Note Trustee, in form and manner satisfactory to the
                        Note Trustee, agreeing to be bound by the terms of the
                        Security Documents, the Notes and the other Documents
                        with any consequential amendments which the Note Trustee
                        may deem appropriate as fully as if the Substituted
                        Issuer had been named in the Security Documents and the
                        other Documents and on the Notes as the principal debtor
                        in place of the Issuer (or of any previous substitute
                        under this Clause);

                  (b)   the Issuer (or any previous substitute) and the
                        Substituted Issuer execute such other deeds, documents
                        and instruments (if any) as the Note Trustee may require
                        in order that the substitution is fully effective and
                        comply with such other requirements as the Note Trustee
                        may direct in the interests of the Noteholders and the
                        other Secured Creditors;

                  (c)   where all or substantially all the assets of the Issuer
                        or any previous substitute are transferred to the
                        Substituted Issuer, the Substituted Issuer:

                        (i)    acquires the Issuer's (or such previous
                               substitute's) equity of redemption in the Secured
                               Property (other than the undertaking of the
                               Issuer or any previous substitute);

                        (ii)   becomes a party to all the Documents to which the
                               Issuer (or such previous substitute) is a party;

                        (iii)  acknowledges the Security and the other matters
                               created and effected in respect thereof pursuant
                               to the Security Documents; and

                        (iv)   takes all such action as the Note Trustee may
                               require so that the Secured Property continues to
                               be subject to the Security and the other matters
                               created and effected in respect thereof pursuant
                               to the Security Documents and otherwise effected
                               or maintained in all respects corresponding to
                               those previously subsisting on the part of the
                               Issuer or such previous substitute;

                  (d)   (unless all or substantially all of the assets of the
                        Issuer or any previous substitute are transferred to the
                        Substituted Issuer) an unconditional and irrevocable
                        guarantee limited in recourse to and secured only on the
                        Secured Property in form and substance satisfactory to
                        the Note Trustee is given by the Issuer (or such
                        previous substitute) of the obligations of any
                        Substituted Issuer under the Security Documents, the
                        Notes and the other Documents;

                  (e)   the Note Trustee is provided with a legal opinion (in a
                        form and substance satisfactory to the Note Trustee,
                        acting reasonably) or such other evidence which is
                        acceptable to the Note Trustee that (i) the Substituted
                        Issuer has obtained all governmental and regulatory
                        approvals and consents necessary for its assumption of
                        liability as principal debtor in respect of

                                     - 21 -

                        the Security Documents, the Notes and the other Secured
                        Obligations in place of the Issuer (or such previous
                        substitute as aforesaid) and (ii) such approvals and
                        consents are at the time of substitution in full force
                        and effect;

                  (f)   the Substituted Issuer is a single purpose company
                        similar to, and with like constitution as, and having
                        substantially the same restrictions and prohibitions on
                        its activities and operations as the Issuer, undertakes
                        to be bound by provisions corresponding to those set out
                        in the Conditions and satisfies the SPV Criteria;

                  (g)   without prejudice to the rights of reliance of the Note
                        Trustee under sub-clause 10.3.4 (Directors'
                        certification) the Note Trustee is satisfied that the
                        said substitution is not materially prejudicial to the
                        interests of the holders of the Most Senior Class of
                        Notes outstanding of each Series; and

                  (h)   the Note Trustee is provided with any further legal
                        opinions it requires in respect of such substitution in
                        form and substance satisfactory to it (acting
                        reasonably).

        10.3.2    Change of governing law: In connection with any proposed
                  substitution of the Issuer or any previous substitute, the
                  Note Trustee may, in its absolute discretion and without the consent of the Noteholders or the other Secured Creditors
                  agree to a change of the law from time to time governing the
                  Notes and/or the Security Documents provided that such change of law, in the opinion of the Note Trustee, would not be
                  materially prejudicial to the interests of the holders of the
                  Most Senior Class of Notes outstanding of each Series.

        10.3.3    Extra duties: The Note Trustee shall be entitled to refuse to approve any Substituted Issuer if, pursuant to the law of the country of incorporation of the Substituted Issuer, the
                  assumption by the Substituted Issuer of its obligations
                  hereunder imposes (in the reasonable opinion of the Note
                  Trustee) responsibilities and Liabilities on the Note Trustee over and above those which it has assumed under the Security
                  Documents;

        10.3.4    Directors' certification: If any two directors of the
                  Substituted Issuer certify that immediately prior to the
                  assumption of its obligations as Substituted Issuer
                  under the Security Documents, the Notes and the other
                  Documents the proposed Substituted Issuer is solvent after taking account of all prospective and contingent Liabilities resulting from its becoming the Substituted Issuer, the Note
                  Trustee need not have regard to the financial condition,
                  profits or prospects of the proposed Substituted Issuer or compare the same with those of the Issuer (or of any previous substitute under this Clause) or have regard to the
                  possibility of avoidance of the Security or any part thereof on the grounds of insolvency or the proximity to insolvency, liquidation or some other event of the Substituted Issuer;

        10.3.5    Interests of Noteholders: In connection with any proposed
                  substitution, the Note Trustee shall not have regard to, or be in any way liable for, the

                                     - 22 -

                  consequences of such substitution for individual Noteholders or the other Secured Creditors resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular
                  territory. No Noteholder or other Secured Creditor shall, in connection with any such substitution, be entitled to claim from the Issuer any indemnification or payment in respect of any tax consequence of any such substitution upon individual
                  Noteholders or other Secured Creditors.

        10.3.6    Release of Issuer: Any agreement by the Note Trustee pursuant to sub-clause 10.3.1 (Procedure) shall, if so expressed,
                  operate to release the Issuer (or such previous substitute)
                  from all of its obligations as principal debtor under the
                  Notes, the Security Documents and the other Secured
                  Obligations (but without prejudice to its liabilities under any guarantee given pursuant to sub-clause (d)).

        10.3.7    Completion of substitution: Upon the execution of such
                  documents and compliance with the said requirements, the
                  Substituted Issuer shall be deemed to be named in the Security
                  Documents, the Notes and the other Documents as the principal debtor in place of the Issuer (or of any previous substitute under this Clause) and the Security Documents, the Notes and the other Documents shall thereupon be deemed to be amended in such manner as shall be necessary to give effect to the
                  substitution and without prejudice to the generality of the foregoing any references in the Security Documents, Notes and the other Documents to the Issuer shall be deemed to be
                  references to the Substituted Issuer.

11.     ENFORCEMENT

11.1    SECURITY ENFORCEABLE

        The Security in relation to any Series shall become enforceable (subject in the case of the Issuer Jersey Security Interest to the provision of the Jersey Security Interests Law) upon the Note Trustee giving an
        Enforcement Notice pursuant to the terms of this Note Trust Deed and the relevant Note Trust Deed Supplement to the Issuer subsequent to an Event of Default in respect of such Series or as otherwise provided in the applicable Prospectus Supplement/Final Terms and/or the Note Trust Deed
        Supplement for such Series.

11.2    ENFORCEMENT NOTICE

        The Note Trustee shall not be bound to give any Enforcement Notice in respect of any Series of Notes pursuant to Clause 11.1 (Security enforceable) unless:

        11.2.1    in relation to the Security created pursuant to any Note Trust
                  Deed Supplement, it shall have been so requested in writing by the holders of at least one-quarter in aggregate principal amount of the Notes of the Most Senior Class outstanding of the relevant Series or it shall have been so directed by an
                  Extraordinary Resolution of the holders of the Most Senior
                  Class outstanding of the relevant Series;

        11.2.2    in relation to the Security created pursuant to Clause 4.1
                  (Creation of Security) and it shall have been requested in writing by the holders of at least one-quarter

                                     - 23 -

                  in aggregate principal amount of the Most Senior Class of
                  Notes outstanding of all Series then outstanding or it shall have been directed by an Extraordinary Resolution of such
                  holders; and

        11.2.3    it shall have been indemnified and/or secured to its
                  satisfaction,

        and provided that the Note Trustee shall not be held liable for the consequence of the taking of any such action and may take such action without having regard to the effect of such action on individual
        Noteholders or any other Secured Creditor in relation to that Series or all or any of the Noteholders or any other Secured Creditors in relation to any other Series.

11.3    LEGAL PROCEEDINGS

        At any time after the service of an Enforcement Notice (subject, in the case of the Issuer Jersey Security Interest to the Jersey Security
        Interest Law) pursuant to Clause 11.1 (Security Enforceable) and Clause
        11.2 (Enforcement Notice) and in accordance with the terms of these
        Clauses, the Note Trustee may at its discretion (but without being under any obligation to do so) and without further notice, recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal and interest and any other sums secured under the Security Documents remaining unpaid and take:

        11.3.1    such other steps and/or institute such proceedings as it may think fit against, or in relation to, the Issuer, and/or

        11.3.2    such steps as it may think fit to enforce the security created in favour of the Note Trustee by, and contained in, this Note
                  Trust Deed and any relevant Note Trust Deed Supplement, and/or

        11.3.3    such steps as it may think fit to enforce the Issuer's
                  obligations under this Note Trust Deed and any relevant
                  Document including, without limitation, to enforce repayment of the relevant Notes together with accrued interest and any other monies payable pursuant to this Note Trust Deed and any relevant Note Trust Deed Supplement, provided that the Note
                  Trustee shall be bound by the terms of this Note Trust Deed and the relevant Note Trust Deed Supplement in determining the priority in which any monies received by it shall be applied.
                  In enforcing the security created in favour of the Note
                  Trustee by and contained in this Note Trust Deed (other than in relation to the Floating Charge created pursuant to Clause
                  4.1.2 (Security), which shall be enforced as detailed in
                  Clause 11.2.1 (Enforcement Notice)), the Note Trustee shall only take steps to realise assets which are (i) secured both by this Note Trust Deed and the relevant Note Trust Deed
                  Supplement for the relevant Series which is the subject of enforcement and/or (ii) not already secured by a fixed charge in favour of any other Series pursuant to the relevant Note
                  Trust Deed Supplement.

11.4    Notwithstanding any other provision in this Note Trust Deed and any relevant Note Trust Deed Supplement and in accordance with Section
        316(b) of the TIA, the right of any

                                     - 24 -

        Noteholder to receive payment of principal and interest on its Notes on or after the due date for such principal or interest, or to institute suit for the enforcement of payment of that principal or interest, may not be impaired or affected without the consent of the Noteholder, provided that no such right of enforcement shall exist (i) in respect of a postponement of an interest payment which has been consented to by the
        Noteholders in accordance with the Conditions or (ii) to the extent that the institution or prosecution of such suit or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the security granted pursuant to this Note
        Trust Deed or the relevant Note Trust Deed Supplement upon any property subject to such security.

11.5    POWER OF SALE

        Subject in the case of the Issuer Jersey Secured Property to the Jersey
        Security Interest Law, at any time after the Security in relation to any
        Series has become enforceable, the Note Trustee may take possession of all or any of the Secured Property in relation to such Series and may sell, call in, collect and convert into money, and enforce any rights it may have in respect of, all or any of the Secured Property relating to the relevant Series of Notes in respect of which the Security has become enforceable, in such manner and upon such terms as the Note Trustee may think fit and so that the power of sale conferred by Section 101 of the
        Law of Property Act 1925 (but free from the restrictions imposed by
        Sections 93 and 103 of such Act) shall apply and have effect on the basis that the Security Documents constitute a mortgage within the meaning of that Act and the Note Trustee is a mortgagee exercising the power of sale conferred upon mortgagees by that Act; provided, however, that the statutory power of sale (as extended by the Security Documents)
        and the other powers of the Note Trustee referred to above (including the power to appoint a Receiver) shall, in relation to the property which is secured by the Issuer pursuant to Clause 4.1 (Creation of
        Security), only be exercisable by the Note Trustee after the Security in respect of all Notes then outstanding and issued by such Issuer has become enforceable.

11.6    EVIDENCE OF DEFAULT

        Should the Note Trustee take legal or other proceedings against the
        Issuer to enforce any of the provisions of the Notes, or any of them or any of the provisions of this Note Trust Deed and any relevant Note
        Trust Deed Supplement, proof therein that, as regards any Note of any
        Series, the Issuer has made default in paying any principal or interest due in respect of such Note shall (unless the contrary be proved) be sufficient evidence that the Issuer has made the like default as regards all other Notes of such Series in respect of which the relevant payment is then due and payable. The Note Trustee may file such proofs of claim and other papers or documents and to take any and all actions authorised under the TIA as may be necessary or advisable in order to have the claims of the Note Trustee and the Secured Creditors allowed in any judicial proceedings relating to the Issuer, its auditors or its property.

11.7    CONTINUING SECURITY

        The Security constituted by this Note Trust Deed as supplemented by the relevant Note Trust Deed Supplement is continuing security for the performance of the Secured

                                     - 25 -

        Obligations notwithstanding any intermediate payment in respect of the
        Secured Obligations and shall be in addition to any other security, rights or remedies which the Note Trustee may have.

11.8    ENFORCEMENT OF SECURITY

        The Note Trustee may only enforce the Security created pursuant to
        Clause 4.1 (Creation of Security) if so instructed by the Holders of the
        Most Senior Class of Notes outstanding of each and every Series at a
        Meeting duly convened and held in accordance with Schedule 2.

12.     APPLICATION OF MONEYS

12.1    APPLICATION OF MONEYS

        All moneys received by the Note Trustee in respect of the Notes of any
        Series or amounts payable under the Security Documents will despite any appropriation of all or part of them by the Issuer (including any moneys which represent principal or interest in respect of Notes which have become void under the Conditions) be held by the Note Trustee on trust to apply them (subject to Clause 12.2 (Investment of moneys)), if received prior to the delivery of an Enforcement Notice, in accordance with the priority of application of amounts prior to enforcement of the
        Security contained in the relevant Note Trust Deed Supplement and, if received after delivery of an Enforcement Notice in accordance with the order of priority contained in Condition 5 (Application of Proceeds Upon
        Enforcement), subject in the case of the Issuer Jersey Secured Property to the Jersey Security Interests Law.

12.2    INVESTMENT OF MONEYS

        If, upon enforcement of the Security, the amount of the moneys at any time available for payment of principal and interest in respect of the
        Notes of any Series under Clause 12.1 (Application of moneys) shall be less than a sum sufficient to pay at least one-tenth of the Principal
        Amount Outstanding of the Notes of such Series then outstanding, the
        Note Trustee may, at its discretion, subject in the case of the Issuer
        Jersey Secured Property to the Jersey Security Interests Law, invest such moneys upon some or one of the investments hereinafter authorised with power from time to time, with like discretion, to vary such investments; and such investment with the resulting income thereof may be accumulated until the accumulations together with any other funds for the time being under the control of the Note Trustee and available for the purpose shall amount to a sum sufficient to pay at least one-tenth of the Principal Amount Outstanding of the Notes of such Series then outstanding and such accumulation and funds (after deduction of any taxes and any other deductibles applicable thereto) shall then be applied in accordance with the order of priority contained in Condition
        5 (Application of Proceeds Upon Enforcement).

12.3    AUTHORISED INVESTMENTS

        Any moneys which under the Security Documents may be invested by the
        Note Trustee may be invested in the name or under the control of the
        Note Trustee in any of the investments for the time being authorised by
        English law for the investment by trustees

                                     - 26 -

        of trust moneys or in any other investments, whether similar to those aforesaid or not, which may be selected by the Note Trustee or by placing the same on deposit in the name or under the control of the Note
        Trustee with such bank or other financial institution as the Note
        Trustee may think fit and in such currency as the Note Trustee in its absolute discretion may determine and the Note Trustee may at any time vary or transfer any of such investments for or into other such investments or convert any moneys so deposited into any other currency and shall not be responsible for any Liability occasioned by reason of any such investments or such deposit whether by depreciation in value, fluctuation in exchange rates or otherwise.

12.4    PAYMENT TO NOTEHOLDERS

        The Note Trustee shall, after the delivery of an Enforcement Notice, give notice to the Noteholders in accordance with the Conditions of the date fixed for any payment under Clause 12.1 (Application of Moneys).
        Any payment to be made in respect of the Notes of any Series by the
        Issuer or the Note Trustee may be made in the manner provided in the
        Conditions, the Agency Agreement and the Security Documents and any
        payment so made shall be a good discharge to the extent of such payment by the Issuer or the Note Trustee (as the case may be).

12.5    PRODUCTION OF NOTES CERTIFICATES

        Upon any payment under Clause 12.4 (Payment to Noteholders) of principal or interest, the Note or Note Certificate in respect of which such payment is made shall, if the Note Trustee so requires, be produced to the Note Trustee or the Paying Agent by or through whom such payment is made and the Note Trustee shall (a) in the case of part payment, require the relevant Registrar to make a notation on the Register maintained by such Registrar of the amount and date of payment or (b) in the case of payment in full, cause the relevant Note Certificate to be surrendered or shall cancel or procure the same to be cancelled and shall certify or procure the certification of such cancellation.

13.     FURTHER ASSURANCES

        The Note Trustee (at the expense of the Issuer) agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Issuer more fully to effect the purposes of this Note Trust Deed and each Note Trust
        Deed Supplement.

14.     TERMS OF APPOINTMENT

        Subject, in the case of the Issuer Jersey Secured Property, to the
        Jersey Security Interests Law, the Note Trustee shall have all powers conferred upon trustees by the Trustee Acts (which provisions shall except as expressly provided in this clause be in lieu of the provisions contained in section 315(a) of the TIA) and by way of supplement to the
        Trustee Act 1925 and the Trustee Act 2000, it is expressly declared as follows:

        14.1.1    ADVICE: The Note Trustee may in relation to any Document act on the opinion or advice of or a certificate or any
                  information obtained from any lawyer, banker, valuer,
                  surveyor, broker, auctioneer, accountant or other expert
                  (whether obtained by the Note Trustee, the Issuer, any Agent or any other

                                     - 27 -

                  Secured Creditor) and shall not be responsible for any
                  liability occasioned by so acting; any such opinion, advice, certificate or information may be sent or obtained by letter, telegram, telex, e-mail or facsimile transmission and the Note
                  Trustee shall not be liable for acting on any opinion, advice, certificate or information purporting to be so conveyed
                  although the same contains some error or is not authentic and whether or not addressed to the Note Trustee;

        14.1.2    CERTIFICATE OF DIRECTORS OR AUTHORISED SIGNATORIES: the Note
                  Trustee may call for and shall be at liberty to accept a
                  certificate signed by two Directors or two Authorised
                  Signatories of the Issuer (or other person duly authorised on its behalf):

                  (a)   as to any fact or matter prima facie within the
                        knowledge of the Issuer; and

                  (b)   a like certificate to the effect that any particular
                        dealing, transaction or step or thing is, in the opinion
                        of the person so certifying, expedient,

                  as sufficient evidence that such is the case and the Note
                  Trustee shall not be bound in any such case to call for
                  further evidence or be responsible for any Liability that may be occasioned by its failing so to do;

        14.1.3    RESOLUTION OR DIRECTION OF NOTEHOLDERS: the Note Trustee shall not be responsible for acting upon any resolution purporting to be a Written Resolution or to have been passed at any
                  Meeting in respect whereof minutes have been made and signed or upon a direction of a specified percentage of Noteholders, even though it may subsequently be found that there was some defect in the constitution of the Meeting or the passing of the resolution or the making of the directions or that for any reason the resolution purporting to be a Written Resolution or to have been passed at any Meeting or the making of the
                  directions was not signed by the proper persons or was not valid or binding upon the Noteholders;

        14.1.4    CERTIFICATES OF OTHER PARTIES TO THE DOCUMENTS: the Note
                  Trustee shall be entitled to call for and rely upon a
                  certificate, reasonably believed by it to be genuine, of:

                  (a)   any of the parties to any of the Documents, in respect
                        of every matter and circumstance for which a certificate
                        is expressly provided for under the Security Documents,
                        the Conditions or the other Documents; and

                  (b)   the Auditors or, if applicable, the liquidator (if any)
                        of the Issuer as to the amounts to be paid to Secured
                        Creditors in accordance with the order of priority of
                        application of amounts prior to and following
                        enforcement provided in the relevant Note Trust Deed
                        Supplement,

                  as sufficient evidence thereof, and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability or inconvenience that may be occasioned by its failing to do so;

                                     - 28 -

        14.1.5    NOTE TRUSTEE NOT RESPONSIBLE FOR INVESTIGATIONS: the Note
                  Trustee shall not be responsible for, or for investigating any matter which is the subject of, any recital, statement,
                  representation, warranty or covenant of any person contained in the Security Documents, the other Documents, the Notes or any other agreement or document relating to the transactions herein or therein contemplated or for the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence thereof and shall assume the
                  accuracy and correctness thereof nor shall the Note Trustee, by execution of the Security Documents, be deemed to make any representation as to the validity, sufficiency or
                  enforceability of either the whole or any part of the
                  Security;

        14.1.6    NO LIABILITY AS A RESULT OF THE DELIVERY OF A CERTIFICATE: the
                  Note Trustee shall have no liability whatsoever for any
                  Liability directly or indirectly suffered or incurred by the
                  Issuer, any Secured Creditor or any other person as a result of any determination made by it as to material prejudice
                  pursuant to Clause 14.2.1 (Note Trustee's determination) on the basis of an opinion formed by it in good faith;

        14.1.7    NOTES HELD BY THE ISSUER: in the absence of knowledge or
                  express notice to the contrary, the Note Trustee may assume without enquiry (other than requesting a certificate of the
                  Issuer), that no Notes are for the time being held by or for the benefit of the Issuer;

        14.1.8    ENTRY ON THE REGISTER: the Note Trustee shall not be liable to the Issuer or any Noteholder by reason of having accepted as valid or not having rejected any entry on a Register which is later found to be forged or not authentic and can assume for all purposes in relation hereto that any entry on a Register is correct;

        14.1.9    EVENTS OF DEFAULT: Except to the extent required pursuant to section 315(b) of the TIA, the Note Trustee shall not be bound to give notice to any person of the execution of the Security
                  Documents, unless required by the terms of the same, or to take any steps to ascertain whether any Event of Default or
                  Potential Event of Default has happened and, until it shall have actual knowledge or express notice to the contrary, the
                  Note Trustee shall be entitled to assume that no such Event of
                  Default or Potential Event of Default has happened and that the Issuer is observing and performing all the obligations on its part contained in the Notes and under the Security
                  Documents and the other Documents and no event has happened as a consequence of which any of the Notes may become repayable;

        14.1.10   LEGAL OPINIONS: the Note Trustee shall not be responsible to any person for failing to request, require or receive any
                  legal opinion relating to any Notes or for checking or
                  commenting upon the content of any such legal opinion;

        14.1.11   PROGRAMME  LIMIT: the Note Trustee shall not be concerned, and need not enquire,  as to whether or not any Notes are
                  issued in breach of the Programme Limit;

                                     - 29 -

        14.1.12   NOTE TRUSTEE NOT RESPONSIBLE: the Note Trustee shall not be responsible for the execution, delivery, legality,
                  effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of any Document and shall not be liable for any failure to obtain any rating of Notes (where required), any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy,
                  genuineness, validity, performance, enforceability or
                  admissibility in evidence of this Note Trust Deed or any other document relating thereto. In addition, subject to Clause 14.6 below, the Note Trustee shall not be responsible for the
                  effect of the exercise of any of its powers, duties and
                  discretions thereunder;

        14.1.13   FREEDOM TO REFRAIN: notwithstanding anything else contained in the Security Documents or the other Documents, the Note
                  Trustee may refrain from doing anything which would or might in its opinion be contrary to any law of any jurisdiction or any directive or regulation of any agency or any state of
                  which would or might otherwise render it liable to any person and may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation; and

        14.1.14   RIGHT TO DEDUCT OR  WITHHOLD: notwithstanding  anything
                  contained in the Security Documents or any of the other
                  Documents, to the extent required by any applicable law, if the Note Trustee is or will be required to make any deduction or withholding from any distribution or payment made by it under the Security Documents or if the Note Trustee is or will be otherwise charged to, or is or may become liable to, tax
                  (excluding, for the purposes of this Clause 14.1.14, VAT and any tax on its profits) as a consequence of performing its duties under the Security Documents or the other Documents whether as principal, agent or otherwise, and whether by
                  reason of any assessment, prospective assessment or other
                  imposition of liability to taxation of whatsoever nature and whensoever made upon the Note Trustee, and whether in
                  connection with or arising from any sums received or
                  distributed by it or to which it may be entitled under the
                  Security Documents (other than in connection with its
                  remuneration as provided for herein or its profits) or any investments or deposits from time to time representing the same, including any income or gains arising therefrom or any action of the Note Trustee in connection with the trusts of this Note Trust Deed (other than the remuneration herein
                  specified or its profits) or otherwise, then the Note Trustee shall notify the Issuer of such requirement prior to making the proposed retention and thereafter shall be entitled to make such deduction or withholding or, as the case may be, to retain out of sums received by it an amount sufficient to
                  discharge any liability to tax (excluding VAT and any tax on its profits) which relates to sums so received or distributed or to discharge any such other liability of the Note Trustee to such tax from the funds held by the Note Trustee upon the trusts of the Security Documents;

        14.1.15   ADVICE REGARDING MARKET PRACTICE: the Note Trustee may rely and act upon the advice of an internationally recognised
                  investment bank when having regard to the then current market practice or any other matter which falls within the

                                     - 30 -

                  Conditions and shall not be responsible for any loss
                  occasioned by so acting; and

        14.1.16   INFORMATION: it is a term of the trust created in this Note
                  Trust Deed, that, except where expressly provided otherwise, the Note Trustee receives any information provided to it for information purposes only and the Note Trustee will not and is not expected routinely to review or monitor such information.

        14.1.17   REPORTS BY NOTE TRUSTEE TO NOTEHOLDERS: within sixty (60) days after the end of the calendar year following the date on which this deed is required to be qualified under the TIA, the Note
                  Trustee shall deliver to each Noteholder a brief report dated as of such that complies with TIA Section 313(a). The Note
                  Trustee also shall comply with TIA Sections 313(b), (c) and
                  (d). Reports delivered pursuant to this Clause 14.1.17 shall be transmitted by mail to all Noteholders, as the names and addresses of such Noteholders appear upon the Registers.

        14.1.18   PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE ISSUER: the Note
                  Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Note
                  Trustee who has resigned or been removed shall be subject to
                  TIA Section 311(a) to the extent indicated therein. The
                  provisions of TIA Section 311 shall apply to the Issuer as the obligor of the Notes.

14.2    NOTE TRUSTEE'S POWERS AND DUTIES

        14.2.1    NOTE TRUSTEE'S DETERMINATION: The Note Trustee may determine whether or not a default in the performance or observance by the Issuer of any obligation under the provisions of the
                  Security Documents or contained in the Notes or any other
                  Documents is capable of remedy and/or materially prejudicial to the interests of the Noteholders and if the Note Trustee shall certify that any such default is, in its opinion, not capable of remedy and/or materially prejudicial to the
                  interests of the Noteholders such certificate shall be
                  conclusive and binding upon the Issuer and the Secured
                  Creditors;

        14.2.2    DUTIES OF THE NOTE TRUSTEE: Notwithstanding any additional duties imposed on the Note Trustee under this Deed, the
                  Trustee Acts or otherwise, if an Event of Default has occurred and is continuing, the Note Trustee shall exercise the rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the
                  circumstances in the conduct of his own affairs (having regard to the provisions of the Security Documents).

        14.2.3    DETERMINATION OF QUESTIONS: the Note Trustee as between itself and the other Secured Creditors shall have full power to
                  determine all questions and doubts arising in relation to any of the provisions of the Security Documents and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Note Trustee, shall be conclusive and shall bind the Note Trustee and the other
                  Secured Creditors;

                                     - 31 -

        14.2.4    NOTE TRUSTEE'S  DISCRETION: the Note Trustee shall (save as expressly otherwise provided herein) as regards all the
                  trusts, powers, authorities and discretions vested in it by the Security Documents or by operation of law have absolute and uncontrolled discretion as to the exercise or non-exercise thereof and the Note Trustee shall not be responsible for any
                  Liability that may result from the exercise or non-exercise thereof but, whenever the Note Trustee is under the provisions of the Security Documents bound to act at the request or
                  direction of the Noteholders, the Note Trustee shall
                  nevertheless not be so bound unless first indemnified and/or provided with security to its satisfaction against all
                  actions, proceedings, claims and demands to which it may
                  render itself liable and all costs, charges, damages, expenses and Liabilities which it may incur by so doing. Without
                  limiting the general statement above, the Note Trustee may refrain from taking any action in any jurisdiction if the
                  taking of such action in that jurisdiction would, in its
                  opinion based upon legal advice in the relevant jurisdiction, be contrary to any law of that jurisdiction or, to the extent applicable, of England. Furthermore, the Note Trustee may also refrain from taking such action if it would otherwise render it liable to any person in that jurisdiction or England or if, in its opinion based upon such legal advice, it would not have the power to do the relevant thing in that jurisdiction by virtue of any applicable law in that jurisdiction or in
                  England or if it is determined by any court or other competent authority in that jurisdiction or in England that it does not have such power;

        14.2.5    NOTE TRUSTEE'S CONSENT: any consent given by the Note Trustee for the purposes of the Security Documents, the Notes and the other Documents may be given on such terms and subject to such conditions (if any) as the Note Trustee may require and
                  (notwithstanding any provision to the contrary) may be given retrospectively;

        14.2.6    CONVERSION OF CURRENCY: where it is necessary or desirable for any purpose in connection with the Security Documents to
                  convert any sum from one currency to another it shall (unless otherwise provided by the Security Documents or required by law) be converted at such rate(s) of exchange, in accordance with such method and as at such date for the determination of such rate(s) of exchange as may be specified by the Note
                  Trustee in its absolute discretion as relevant and any rate of exchange, method and date so specified shall be binding on the
                  Issuer, the Noteholders and the other Secured Creditors;

        14.2.7    APPLICATION OF PROCEEDS: the Note Trustee shall not be
                  responsible for the receipt or application by the Issuer of the proceeds of the issue of the Notes, the exchange of any
                  Global Note Certificate for Individual Note Certificates or
                  the delivery of any Note or Note Certificate to the persons entitled to them;

        14.2.8    AGENTS: the Note Trustee may, in the conduct of the trusts created pursuant to the Security Documents instead of acting personally, employ and pay an agent on any terms, whether or not a lawyer or other professional person, to transact or
                  conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Note Trustee (including the

                                     - 32 -

                  receipt and payment of money) and, if the Note Trustee
                  exercises reasonable care in selecting any such person, the
                  Note Trustee shall not be responsible for any Liability
                  incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of, and shall not in any way or to any extent be responsible for any Liability incurred by any misconduct or default on the part of, any such person;

        14.2.9    DELEGATION: the Note Trustee may, in the  execution  and
                  exercise of all or any of the trusts, powers, authorities and discretions vested in it by the Security Documents, act by responsible officer(s) for the time being of the Note Trustee and the Note Trustee may also whenever it thinks fit, whether by power of attorney or otherwise, delegate to any person(s)
                  or fluctuating body of persons (whether being a joint trustee of this Note Trust Deed or not) all or any of the trusts,
                  powers, authorities and discretions vested in it by the
                  Security Documents and any such delegation may be made upon such terms and conditions and subject to such regulations
                  (including power to sub-delegate with the consent of the Note
                  Trustee) as the Note Trustee may think fit in the interests of the Noteholders and, if the Note Trustee exercises reasonable care in selecting any such person, the Note Trustee shall not be bound to supervise the proceedings or acts of and shall not in any way or to any extent be responsible for any loss,
                  liability, expense, demand, cost, claim or proceedings
                  incurred by reason of the misconduct, omission or default on the part of such delegate or sub-delegate;

        14.2.10   CUSTODIANS AND NOMINEES: the Note Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trust as the Note Trustee may determine, including for the purpose of depositing with a
                  custodian this Note Trust Deed or any other Documents and the
                  Note Trustee shall not be responsible for any Liability
                  incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person; the
                  Note Trustee is not obliged to appoint a custodian if the Note
                  Trustee invests in securities payable to bearer;

        14.2.11   CONFIDENTIAL INFORMATION: the Note Trustee shall not (unless required by law or ordered so to do by a court of competent jurisdiction) be required to disclose to any Noteholder
                  confidential information or other information made available to the Note Trustee by the Issuer in connection with the
                  Documents and no Noteholder shall be entitled to take any
                  action to obtain from the Note Trustee any such information;

        14.2.12   NOTEHOLDERS AS A CLASS: without prejudice to the provisions of
                  Clause 14.2.13 (Consideration of the interests of the
                  Noteholder and the other Secured Creditors) whenever in the
                  Security Documents the Note Trustee is required in connection with any exercise of its powers, trusts, authorities or
                  discretions to have regard to the interests of the
                  Noteholders, it shall have regard to the interests of the
                  Noteholders as a Class. The Note Trustee shall not be obliged to

                                     - 33 -

                  have regard to the consequences (including the tax
                  consequences) of such exercise for any individual Noteholder resulting from his or its being for any purpose domiciled or resident in, or otherwise connected in any way with, or
                  subject to the jurisdiction of, any particular territory or taxing jurisdiction;

        14.2.13   CONSIDERATION  OF THE  INTERESTS OF THE  NOTEHOLDERS  AND THE
                  OTHER SECURED CREDITORS: the Note Trustee shall, as regards all the powers, trusts, authorities, duties and discretions vested in it by the Security Documents, the other Documents or the Notes, except where expressly provided otherwise, have regard to the interests of both the Noteholders and the other
                  Secured Creditors, but if, in the Note Trustee's sole opinion, there is a conflict between their interests, it will have
                  regard solely to the interests of the Noteholders and no other
                  Secured Creditor shall have any claim against the Note Trustee for so doing. Where, in the opinion of the Note Trustee there is a conflict between the interests of holders of any of the
                  Classes of Notes of a particular Series the Note Trustee shall in the exercise of its duties, powers and discretions, have regard solely to the interests of the holders of the Most
                  Senior Class of Notes outstanding;

        14.2.14   DETERMINATION OF MATERIAL PREJUDICE: for the purposes of
                  exercising any power, trust, authority, duty or discretion under or in relation to the Notes, the Security Documents or any of the other Documents, if each Rating Agency has affirmed that the then current rating of the Notes would not be
                  adversely affected by such exercise (in this Clause only, a
                  "RATINGS AFFIRMATION"), the Note Trustee, in considering
                  whether such exercise is materially prejudicial to the
                  interests of the Noteholders (in this Clause only, the "NO
                  MATERIAL PREJUDICE TEST"), shall be entitled to take into
                  account such Rating Affirmation provided that the Note Trustee shall continue to be responsible for taking into account, for the purpose of the No Material Prejudice Test, such other
                  matters as it considers to be relevant to such No Material
                  Prejudice Test;

        14.2.15   NO OBLIGATION TO MONITOR PERFORMANCE: the Note Trustee shall be under no obligation to monitor or supervise the performance by the Issuer or any of the other Transaction Parties of their respective obligations under the Documents or under the Notes or any other agreement or document relating to the
                  transactions herein or therein contemplated and shall be
                  entitled, in the absence of actual knowledge of a breach of obligation, to assume that each such person is properly
                  performing and complying with its obligations and that no
                  Event of Default, or Potential Event of Default has occurred, unless it receives express notice to the contrary;

        14.2.16   MAINTENANCE OF RATING: the Note Trustee shall not be
                  responsible for the maintenance of the Ratings, for the
                  consequence on any Rating of any exercise of its duties,
                  powers and discretions or for the obtaining or maintaining of any listing in respect of the Notes.

        14.2.17   RESPONSIBILITY FOR DETERMINATION OF CERTAIN MATTERS: the Note
                  Trustee acknowledges that the Agent Bank is responsible,
                  pursuant to the Conditions for

                                     - 34 -

                  determining the amount of principal and interest payable in respect of each Series of Notes and the Note Trustee shall have no responsibility to recalculate any such amounts. If the
                  Agent Bank does not at any time for any reason determine such amounts, the Note Trustee may so determine the same and such calculation shall be deemed to have been made by the Agent
                  Bank pursuant to the Conditions and the Note Trustee shall have no Liability in respect thereof other than as a result of the wilful default, negligence or fraud of the Note Trustee;

        14.2.18   RELIANCE ON CERTIFICATION OF CLEARING SYSTEM: the Note
                  Trustee may call for any certificate or other document issued by Euroclear, Clearstream, DTC or any other relevant clearing system in relation to any matter. Any such certificate or
                  other document shall, in the absence of manifest error, be conclusive and binding for all purposes. Any such certificate or other document may comprise any form of statement or print out of electronic records provided by the relevant clearing system (including Euroclear's EUCLID or Clearstream's Cedom system) in accordance with its usual procedures and in which the holder of a particular principal or nominal amount of the
                  Notes is clearly identified together with the amount of such holding. The Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by Euroclear, Clearstream, DTC or any other relevant clearing system and subsequently found to be forged or not authentic;

        14.2.19   INVALID DISTRIBUTIONS: any appropriation or distribution which later transpires to have been, or is agreed in good faith by the Note Trustee to have been, invalid, or which has to be refunded, shall be refunded and shall be deemed never to have been made.

14.3    FINANCIAL MATTERS

        14.3.1    PROFESSIONAL CHARGES: any Note Trustee being a banker, lawyer, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his partner or firm on matters arising in connection with the trusts of the Security Documents and also his properly incurred charges in addition to disbursements for all other work and business done and all time spent by him or his
                  partner or firm on matters arising in connection with the
                  Security Documents, including matters which might or should have been attended to in person by a trustee not being a
                  banker, lawyer, broker or other professional person;

        14.3.2    EXPENDITURE BY THE NOTE TRUSTEE: nothing contained in the
                  Security Documents or the other Documents shall require the
                  Note Trustee to expend or risk its own funds or otherwise
                  incur any financial liability in the performance of its duties or the exercise of any right, power, authority or discretion hereunder if it has grounds for believing that the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it;

                                     - 35 -

        14.3.3    NOTE TRUSTEE MAY ENTER INTO FINANCIAL TRANSACTIONS WITH THE
                  ISSUER: no Note Trustee and no director or officer of any
                  corporation being a Note Trustee hereof shall by reason of the fiduciary position of such Note Trustee be in any way
                  precluded from making any contracts or entering into any
                  transactions in the ordinary course of business with (a) the
                  Issuer or any person or body corporate directly or indirectly associated with the Issuer or (b) any Secured Creditor or any person or body corporate directly or indirectly associated with any Secured Creditor, or from accepting the trusteeship of any other debenture stock, debentures or securities of the
                  Issuer or any person or body corporate directly or indirectly associated with the Issuer or a Secured Creditor or its
                  affiliates and neither the Note Trustee nor any such director or officer shall be accountable to the Noteholders, the
                  Issuer, any Secured Creditor or any person or body corporate directly or indirectly associated with any of them for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions and the Note Trustee and any such director or officer shall also be at liberty to retain the same for its or his own benefit;

        14.3.4    NOTE TRUSTEE NOT ACCOUNTABLE FOR PROFITS: neither the Note
                  Trustee nor any company associated with it nor any director or officer of any corporation being a Note Trustee shall be
                  accountable to the Noteholders, the other Secured Creditors, the Issuer or any other Transaction Party or any person or body corporate directly or indirectly associated with the
                  Issuer or any such other Transaction Party for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from (i) any contracts or
                  transactions referred to in Clause 6 (Services Non-Exclusive)
                  of the Common Terms and the Note Trustee and any such director or officer shall also be at liberty to retain the same for its or his own benefit; and (ii) the deposit of monies with any company associated with it which is a bank save that the Note
                  Trustee shall account for the standard amount of interest paid by it to a standard customer in respect of a deposit of the type made; and

        14.3.5    NOTEHOLDER APPRAISAL OF FINANCIAL CONDITION: each Noteholder and each other Secured Creditor shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, affairs,
                  status and nature of the Issuer and the Note Trustee shall not at any time have any responsibility for any such appraisal or investigation and no Noteholder or other Secured Creditors shall rely on the Note Trustee in respect thereof.

14.4    MATTERS RELATING TO SECURITY

        14.4.1    RELIANCE ON TITLE TO THE SECURITY: the Note Trustee may accept without investigation, requisition or objection such right and title as the Issuer may have to any of the Secured Property and the other Security created in favour of the Note Trustee by the Security Documents and shall not be bound or concerned to examine or enquire into or be liable for any defect or
                  failure in the right or title of the Issuer to all or any of the Secured Property whether such defect or failure

                                     - 36 -

                  was known to the Note Trustee or might have been discovered upon examination or enquiry and whether capable of remedy or not;

        14.4.2    REGISTRATION AND PERFECTION OF THE SECURITY: the Note Trustee
                  shall not be liable for any failure, omission or defect in perfecting, protecting or further assuring the Security
                  including:

                  (a)   any failure, omission or defect in registering or filing
                        or procuring registration or filing of, or otherwise
                        protecting or perfecting the Security or the priority
                        thereof or the right or title of any person in or to the
                        assets comprised in the Security; and

                  (b)   any failure or omission to require any further
                        assurances in relation to the Security;

        14.4.3    ADEQUACY OF THE SECURITY: the Note Trustee shall not be
                  responsible for any unsuitability, inadequacy or unfitness of any Secured Property as security for the Secured Obligations and shall not be obliged to make any investigation into, and shall be entitled to assume, the suitability, adequacy and fitness of the Secured Property as security for the Secured
                  Obligations;

        14.4.4    MONITORING: the Note Trustee shall not be responsible for
                  investigating, monitoring or supervising the observance or performance by any person in respect of the Secured Property or otherwise;

        14.4.5    NO RESPONSIBILITY FOR SECURITY: the Note Trustee shall not be responsible for any Liabilities occasioned to the Security however caused, whether by an act or omission of the Issuer or any other party to the Documents or any other person
                  (including any bank, broker, depositary or other intermediary or any clearing system or operator thereof) acting in
                  accordance with or contrary to the provisions of any of the
                  Documents or otherwise and irrespective of whether the
                  Security is held by or to the order of any of such persons, unless such loss is caused by a Breach of Duty of the Note
                  Trustee;

        14.4.6    INSURANCE: without prejudice to the provisions of any Document relating to insurance, the Note Trustee shall not be under any obligation to insure any of the Security or any deeds or
                  documents of title or other evidence in respect of the
                  Security or to require any other person to maintain any such insurance or monitor the adequacy of any such insurance and shall not be responsible for any Liability which may be
                  suffered by any person as a result of the lack of or
                  inadequacy of any such insurance;

        14.4.7    DEPRECIATION IN VALUE: until the delivery of an Enforcement
                  Notice, the moneys standing to the credit of any account
                  comprised in the Secured Property shall be dealt with in
                  accordance with the provisions of the Documents and the Note
                  Trustee shall not be responsible in such circumstances or at any other time for any Liability suffered by any person,
                  whether by reason of depreciation in value or by fluctuation in exchange rates or otherwise, unless such Liability is by reason of a Breach of Duty of the Note Trustee;

                                     - 37 -

        14.4.8    NO LIABILITY FOR LOSS: the Note Trustee will not be liable for any decline in the value nor any loss realised upon any sale or other disposition pursuant to the Security Documents of, any of the Secured Property. In particular and without
                  limitation, the Note Trustee shall not be liable for any such decline or loss directly or indirectly arising from its acting or failing to act as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with the Security Documents and the Conditions;

        14.4.9    LIABILITY TO TAX: the Note Trustee shall have no
                  responsibility whatsoever to the Issuer, any Noteholder or other Secured Creditors as regards any deficiency which might arise because the Note Trustee is subject to any Tax in
                  respect of all or any of the Secured Property, the income
                  therefrom or the proceeds thereof;

        14.4.10   RESPONSIBILITY: the Note Trustee shall not be responsible for the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability or suitability of any Note or other documents entered into in connection therewith, nor shall it be responsible or liable to any person because of any
                  invalidity of any provisions of such documents or the
                  unenforceability thereof, whether arising from statute, law or decision of any court. The Note Trustee shall not have any responsibility for, or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

                  (a)   the nature, status, creditworthiness or solvency of the
                        Transferor, the Issuer or any Obligor or any other
                        person or entity who has at any time provided any
                        security or support whether by way of guarantee, charge
                        or otherwise in respect of any advance made to the
                        Transferor, the Issuer or any Obligor;

                  (b)   the execution, legality, validity, adequacy,
                        admissibility in evidence or enforceability of the Notes
                        or any other document entered into in connection
                        therewith;

                  (c)   the title, ownership, value, sufficiency or existence of
                        any Receivables;

                  (d)   the scope or accuracy of any representations, warranties
                        or statements made by or on behalf of any Obligor in any
                        application for any advance or any document entered into
                        in connection therewith;

                  (e)   the performance or observance by any party of any
                        provisions of the Note or in any document entered into
                        in connection therewith or the fulfilment or
                        satisfaction of any conditions contained therein or
                        relating thereto or as to the existence or occurrence at
                        any time of any Event of Default or Potential Event of
                        Default or similar event contained therein or waiver or
                        consent which has at any time been granted in relation
                        to any of the foregoing;

                  (f)   the registration, filing, protection or perfection of
                        any assignment or security interest or the priority of
                        the security thereby created;

                                     - 38 -

                  (g)   the existence, accuracy or sufficiency of any legal or
                        other opinions, searches, reports, certificates,
                        valuations or investigations delivered or obtained or
                        required to be delivered or obtained at any time in
                        connection herewith;

                  (h)   the suitability, adequacy or sufficiency of any Credit
                        Card Guidelines operated by a Transferor and any arrears
                        and enforcement procedures operated by a Transferor;

                  (i)   the failure by a Transferor, Loan Note Issuer or the
                        Servicer to obtain or comply with any licence, consent
                        or other authority in connection with the origination,
                        sale, purchase or administration of any of the
                        Receivables or the failure to effect or procure
                        registration of or to give notice to any person in
                        relation to the Receivables Securitisation Deed or other
                        Documents or otherwise protect interests in, and/or the
                        security created or purported to be created by or
                        pursuant to any of the Receivables or other documents
                        entered into connection therewith;

                  (j)   the failure to call for delivery of documents of title
                        to or require any transfers, legal mortgages, charges or
                        other further assurances in relation to any of the
                        assets the subject matter of any of the Documents or any
                        other document;

                  (k)   any accounts, books, records or files maintained by the
                        Loan Note Issuer, the Receivables Trustee, a Transferor
                        or any other person in respect of any of the
                        Receivables;

                  (l)   any other matter or thing relating to or in any way
                        connected with any Receivables or any document entered
                        into in connection therewith, whether or not similar to
                        the foregoing;

                  (m)   obtaining insurance for any of the security constituted
                        by this Note Trust Deed or any deeds or documents of
                        title or other evidence in respect thereof and shall not
                        be responsible for any loss, expense or liability which
                        may be suffered as a result of the lack of or inadequacy
                        of any such insurance; or

                  (n)   any deficiency in amounts payable to Noteholders by
                        virtue of the Note Trustee being liable to tax or
                        obliged to deduct tax in respect of sums received, held
                        or paid out by it under the Documents;

        14.4.11   NO DUTY TO CREDITORS EXCEPT PAYMENT: in acting as Note Trustee under the Security Documents, the Note Trustee shall not
                  assume any duty or responsibility toward any Secured Creditors
                  (other than the Noteholders) other than to pay to any such party any moneys received and payable to it in accordance with the order of priority of payments prior to and post
                  enforcement and, in the exercise of its trusts, powers,
                  authorities, duties and discretions hereunder, it shall
                  (except where expressly provided otherwise) have regard solely to the interests of the Noteholders and shall not be required to have

                                     - 39 -

                  regard to the interests of any other Secured Creditor or any other person (including, without limitation, to enforce or realise the Security), in the case of any such other Secured
                  Creditor, whilst any amount remains owing to any Noteholder and, in the case of any other person, at any time;

        14.4.12   SECURED CREDITOR INSTRUCTIONS: Where in the exercise of its trusts, powers, authorities, duties and discretions hereunder, the Note Trustee is required to have regard to the interests of any Secured Creditor (other than the Noteholders) the Note
                  Trustee shall be entitled to request, and rely without further enquiry upon, a certificate signed by the relevant Secured
                  Creditor certifying that such exercise will not be materially prejudicial to the interests of such Secured Creditor and the
                  Note Trustee shall not be responsible for any loss that may be occasioned by acting on such certificate;

        14.4.13   NO RESPONSIBILITY TO MONITOR NOTES: The Note Trustee shall not be responsible for monitoring whether an Event of Default or
                  Potential Event of Default has occurred and shall have no
                  obligation to give an Enforcement Notice or to procure the giving of such, or to instruct any party to give such a notice or to act in any way, unless it has been instructed in
                  accordance with Clause 11.2 (Enforcement Notice) and
                  indemnified in accordance with Clause 15.1 (Costs and
                  Expenses);

        14.4.14   SWAP COUNTERPARTY: In acting as Note Trustee under this Note
                  Trust Deed, the Note Trustee shall not assume any duty or
                  responsibility to any Swap Counterparty, custodian or Paying
                  Agent (other than to pay to any such party any moneys received and payable to it and to act in accordance with the provisions of Condition 5) and shall have regard solely to the interests of the Noteholders of any Series, or as the case may be, all
                  Series. In addition, the Note Trustee need not make any
                  investigation into the creditworthiness of any Swap
                  Counterparty or into the validity of any such party's
                  obligations in respect of any of the Secured Property
                  (including, without limitation, whether the cashflows in
                  respect of the Secured Property relating to any Notes are
                  matched);

        14.4.15   CERTIFICATION: The Note Trustee may call for and accept as sufficient evidence of the existence and amount of any
                  termination payment or other amounts due in accordance with the terms of the Swap Agreement a certificate to that effect signed by an authorised signatory or a director of the
                  relevant Swap Counterparty and the Note Trustee shall not be bound to call for further evidence and shall not be
                  responsible for any loss that may be occasioned by acting on any such certificate; and

        14.4.16   ENTRY INTO POSSESSION: without prejudice to the generality of this Clause 14, entry into possession of the Secured Property or any part thereof shall not render the Note Trustee or the
                  Receiver liable to account as mortgagee in possession or
                  liable for any loss on realisation or for any default or
                  omission for which a mortgagee in possession might be liable;

        14.4.17   GOING OUT OF POSSESSION: without prejudice and subject to the terms and conditions of this Note Trust Deed, if and whenever the Note Trustee or the

                                     - 40 -

                  Receiver enters into possession of the Secured Property, it shall be entitled at any time at its discretion to go out of such possession; and

        14.4.18   NO OBLIGATION FOR PAYMENTS: the Note Trustee shall not have any duty to ensure that any payment or other financial benefit in respect of any of the Secured Property is duly and
                  punctually paid, received or collected as and when the same becomes due and payable or to secure that the correct amounts
                  (if any) are paid or received.

14.5    DISAPPLICATION

        Without prejudice to Clause 14.6 below, Section 1 of the Trustee Act
        2000 shall not apply to the duties of the Note Trustee in relation to the trusts constituted by the Security Documents. Where there are any inconsistencies between the Trustee Acts and the provisions of the
        Security Documents, the provisions of the Security Documents shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of the Security
        Documents shall constitute a restriction or exclusion for the purposes of that Act.

14.6    NOTE TRUSTEE LIABILITY

        None of the provisions of the Security Documents shall in any case in which the Note Trustee has failed to show the degree of care and diligence required of it as Note Trustee, having regard to the provisions of the Security Documents conferring on the Note Trustee any powers, authorities or discretions, (i) exempt the Note Trustee from or indemnify it against any liability for breach of trust or any Liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under the Security
        Documents or (ii) relieve the Note Trustee from liability for its own negligent action, its own negligent failure to act, its own wilful misconduct, its own breach of trust or breach of duty except as permitted in Section 315(d) of the TIA, or Section 192 Companies Act
        1985 (as applicable).

15.     COSTS AND EXPENSES

15.1    REMUNERATION:

        15.1.1    NORMAL REMUNERATION: The Issuer shall pay to the Note Trustee remuneration for its services as Note Trustee as from the
                  initial Issue Date, such remuneration to be at such rate as may from time to time be agreed between the Issuer and the
                  Note Trustee. Such remuneration shall accrue from day to day and be payable in accordance with the order of priority of payments prior to and post enforcement until the trusts of the
                  Security Documents are discharged.

        15.1.2    EXTRA REMUNERATION: In the event of the occurrence of an Event of Default or a Potential Event of Default or the Note Trustee
                  considering it expedient or necessary or being requested by the Issuer to undertake duties which the Note Trustee and the
                  Issuer agree to be of an exceptional nature or otherwise
                  outside the scope of the normal duties of the Note Trustee under this Note Trust Deed,

                                     - 41 -

                  the Issuer shall pay to the Note Trustee such additional
                  remuneration as shall be agreed between them.

        15.1.3    REDUCTION IN REMUNERATION: The rate of remuneration in force from time to time may, upon the final redemption of the whole of the Notes of a Class, be reduced by an amount as may from time to time be agreed between the Issuer and Note Trustee.
                  Such reduction in remuneration shall be calculated from the date following such final redemption.

        15.1.4    FAILURE TO AGREE: In the event of the Note Trustee and the
                  Issuer failing to agree:

                  (a)   (in a case to which sub-clauses 15.1.1 or 15.1.3 apply)
                        upon the amount of the remuneration; or

                  (b)   (in a case to which sub-clause 15.1.2 applies) upon
                        whether such duties shall be of an exceptional nature or
                        otherwise outside the scope of the normal duties of the
                        Note Trustee under the Security Documents, or upon such
                        additional remuneration,

                  such matters shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Note
                  Trustee and approved by the Issuer or, failing such approval, nominated (on the application of the Note Trustee) by the
                  President for the time being of The Law Society of England and
                  Wales (the expenses involved in such nomination and the fees of such investment bank being payable by the Issuer) and the determination of any such investment bank shall be final and binding upon the Note Trustee and the Issuer.

        15.1.5    EXPENSES: The Issuer shall also pay or discharge all properly incurred and duly documented costs, charges and expenses
                  incurred by the Note Trustee in relation to the preparation and execution of, the exercise of its powers and the
                  performance of its duties under, and in any other manner in relation to, the Security Documents and the other Documents, including but not limited to legal and travelling expenses and any stamp, issue, registration, documentary and other similar taxes (excluding, for the avoidance of doubt, VAT which shall be dealt with in accordance with Clause 22 of the Common
                  Terms) or duties paid or payable by the Note Trustee in
                  connection with any action taken or contemplated by or on
                  behalf of the Note Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, the
                  Security Documents and the other Documents.

        15.1.6    REIMBURSEMENT: As full reimbursement for any costs and
                  expenses incurred by it in connection with its activities in respect of (i) a particular Series, the Issuer prior to the service of an Enforcement Notice, and the Note Trustee
                  thereafter, subject in the case of the Issuer Jersey Secured
                  Property to the Jersey Security Interests Law, shall be
                  entitled to utilise Secured Property in respect of each Series allocated to the Secured Creditors for the relevant Series to meet such costs and expenses attributable solely to a
                  particular Series with respect to each Interest Period, solely to the extent of Secured Property allocable with respect

                                     - 42 -

                  thereto as provided in this Note Trust Deed, any Note Trust
                  Deed Supplement and the relevant Conditions, on the related
                  Distribution Date for such Series (which shall include all sums due to the Note Trustee under Clause 12 (Application of
                  Moneys)) and, (ii) some or all Series, the Issuer prior to the service of an Enforcement Notice, and the Note Trustee
                  thereafter, subject in the case of the Issuer Jersey Secured
                  Property to the Jersey Security Interests Law, shall be
                  entitled to use Secured Property in respect of those Series allocated to the Secured Creditors for each Series to meet such costs and expenses attributable to those Series with
                  respect to each Interest Period, solely to the extent of
                  Secured Property allocable with respect thereto as provided in this Note Trust Deed, any Note Trust Deed Supplement and the relevant Conditions, on the related Distribution Date for each
                  Series. The amount of any reimbursement for its activities as the Issuer will be determined in accordance with the relevant
                  Note Trust Deed Supplement for each Series. For the avoidance of any doubt, the amounts due to the Note Trustee under Clause
                  12 (Application of Moneys) shall be considered expenses of the
                  Issuer and will be allocated to the particular Series the Note
                  Trustee is owed an amount in respect of (if this is capable of calculation).

        15.1.7    INDEMNITY: The Issuer covenants with and undertakes to the
                  Note Trustee to indemnify the Note Trustee on demand against any Liabilities which are incurred by the Note Trustee, any
                  Receiver or any Appointee in, or in connection with, (except insofar as the same are incurred because of a Breach of Duty of the Note Trustee, Receiver or Appointee):

                  (a)   the performance of the terms of the Security Documents;

                  (b)   anything done or purported to be done by the Note
                        Trustee, any Appointee or the Receiver in relation to
                        the Secured Property or under the Security Documents or
                        any other Document;

                  (c)   the exercise or attempted exercise by or on behalf of
                        the Note Trustee, any Appointee or the Receiver of any
                        of the powers of the Note Trustee, any Appointee or the
                        Receiver or any other action taken by or on behalf of
                        the Note Trustee with a view to or in connection with
                        enforcing any obligations of the Issuer or any other
                        person under any Document or the recovery by the Note
                        Trustee, any Appointee or the Receiver from the Issuer
                        of the Secured Obligations;

                  (d)   any payment made in respect of the Secured Obligations
                        (whether by the Issuer or any other person) which is
                        subsequently impeached or declared void for any reason
                        whatsoever; or

                  (e)   the Note Trustee being held to be, or treated as, or
                        being deemed to be a creditor for the purposes of the
                        Consumer Credit Act 1974 in respect of a Regulated
                        Agreement (as defined in the Consumer Credit Act 1974).

        15.1.8    PRIORITY OF INDEMNITY: The Note Trustee and the Receiver shall
                  (save where the Note Trustee has breached its standard of care as set out in Clause 14.6 (Note

                                     - 43 -

                  Trustee Liability) of this Note Trust Deed) be entitled to be indemnified out of the Secured Property against all actions,
                  Liabilities payable pursuant to Clause 15.1.7 (Indemnity), proceedings (or threats of actions or proceedings) costs,
                  claims and demands in respect of any matter or thing in any way omitted or done in any way in relation to the Security
                  Documents in accordance with the order of priority of payments prior to and post enforcement as referred to in Clause 12.1
                  (Application of Moneys) and in the relevant Note Trust Deed
                  Supplement and the Note Trustee may retain and pay out of the monies in its hands arising from the Secured Property all sums necessary to effect such indemnity.

        15.1.9    PAYMENT OF AMOUNTS DUE: All amounts due and payable pursuant to sub-clauses 15.1.5 (Expenses) and 15.1.7 (Indemnity) shall be payable by the Issuer on the date specified in a demand by the Note Trustee; the rate of interest applicable to such
                  payments shall be one per cent. per annum above the base rate from time to time of HSBC Bank plc and interest shall accrue:

                  (a)   in the case of payments made by the Note Trustee prior
                        to the date of the demand, from the date on which the
                        payment was made or such later date as specified in such
                        demand;

                  (b)   in the case of payments made by the Note Trustee on or
                        after the date of the demand, from the date specified in
                        such demand, which date shall not be a date earlier than
                        the date such payments are made.

                  All remuneration payable to the Note Trustee shall carry
                  interest at the rate specified in this Clause 15.1.9 (Payment of amounts due) from the due date thereof.

        15.1.10   APPORTIONMENT OF EXPENSES: The Note Trustee shall apportion the costs, charges, expenses and liabilities incurred by the
                  Note Trustee in the preparation and execution of the trusts of the Security Documents (including remuneration of the Note
                  Trustee) between the several Series of Notes in such manner and in such amounts as it shall, in its absolute discretion, consider appropriate.

        15.1.11   DISCHARGES: Unless otherwise specifically stated in any
                  discharge of the Security Documents the provisions of this
                  Clause 15.1 (Remuneration) shall continue in full force and effect notwithstanding such discharge.

        15.1.12   PAYMENTS: All payments to be made by the Issuer to the Note
                  Trustee under the Security Documents shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within any relevant jurisdiction or any authority therein or thereof having power to tax, unless such withholding or deduction is required by law. In that event, the Issuer shall pay such
                  additional amounts as are necessary to ensure that the Note
                  Trustee receives such amounts as would have been received by it had no such withholding or deduction been required.

                                     - 44 -

        15.1.13   VAT: All sums payable by the Issuer to the Note Trustee under this Note Trust Deed shall be deemed to be exclusive of any
                  VAT chargeable on any supply by the Note Trustee for which that sum is the consideration (in whole or in part) for VAT purposes. Where, under the terms of this Note Trust Deed, the
                  Note Trustee makes a supply to the Issuer for VAT purposes and
                  VAT is or becomes chargeable on such supply for which the Note
                  Trustee is required to account to HM Revenue and Customs, the
                  Issuer shall pay an amount to the Note Trustee equal to that
                  VAT (in addition to and at the same time as paying or
                  providing any other consideration for such supply).

15.2    EXCHANGE RATE INDEMNITY

        15.2.1    CURRENCY OF ACCOUNT AND PAYMENT: Unless otherwise specified in any relevant Note Trust Deed Supplement, the Contractual
                  Currency will be the sole currency of account and payment for all sums (including damages) payable by the Issuer under or in connection with the Security Documents, the other Documents and the Notes;

        15.2.2    EXTENT OF DISCHARGE: An amount received or recovered in a
                  currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding up or dissolution of the Issuer or otherwise) by the Note Trustee or any Noteholder in respect of any sum expressed to be due to it from the
                  Issuer will only discharge the Issuer to the extent of the
                  Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that
                  other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so); and

        15.2.3    INDEMNITY: If that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under the Security Documents, the Issuer will
                  indemnify the Note Trustee against any Liability sustained by it as a result. In any event, the Issuer will indemnify the
                  Note Trustee against the cost of making any such purchase.

15.3    The above indemnities shall constitute obligations of the Issuer separate and independent from its obligations under the Notes and shall apply irrespective of any indulgence granted by the Note Trustee or the
        Noteholders from time to time and shall continue in full force and effect notwithstanding the termination of this Note Trust Deed, the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Issuer for a liquidated sum or sums in respect of amounts due under this Note Trust Deed (other than this Clause) or the
        Notes. Any such discrepancy as aforesaid shall be deemed to constitute a loss suffered by the Note Trustee and the Noteholders and no proof or evidence of any actual loss shall be required by the Issuer or its liquidator.

16.     APPOINTMENT AND RETIREMENT

16.1    ELIGIBILITY; DISQUALIFICATION

                                     - 45 -

        This Note Trust Deed shall always have a Note Trustee which shall be eligible to act as Note Trustee under TIA Sections 310(a)(1) and
        310(a)(2). The Note Trustee shall have a combined capital and surplus of at least $150,000,000 as set forth in its most recent published annual report of condition. If the Note Trustee has or shall acquire any
        "conflicting interest" within the meaning of TIA Section 310(b), the
        Note Trustee and the Issuer shall comply with the provisions of TIA
        Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any deed or deeds under which other securities or certificates of interest or participation in other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. If at any time the
        Note Trustee shall cease to be eligible in accordance with the provisions of this Clause 16.1, the Note Trustee shall resign promptly in the manner and with the effect specified in Clause 16.4.

16.2    APPOINTMENT OF NOTE TRUSTEES

        The power of appointing new trustees of the Security Documents shall be vested in the Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution of the
        Noteholders. A trust corporation may be appointed sole trustee hereof but subject thereto there shall be at least two trustees hereof at least one of which shall be a trust corporation. Any appointment of a new trustee hereof shall as soon as practicable thereafter be notified by the Issuer to the Agents and the Noteholders. The Noteholders shall together have the power, exercisable by Extraordinary Resolution, to remove any trustee or trustees for the time being hereof. The removal of any trustee shall not become effective unless there remains a Note
        Trustee hereof (being a trust corporation) in office after such removal.

16.3    CO-NOTE TRUSTEES

        Notwithstanding the provisions of Clause 16.2 (Appointment of Note
        Trustees), the Note Trustee may, upon giving prior notice to the Issuer but without the consent of the Issuer or the Noteholders or anyone else, appoint any person established or resident in any jurisdiction (whether a trust corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Note Trustee:

        16.3.1    if the Note Trustee considers such appointment to be in the interests of the Secured Creditors; or

        16.3.2    for the purposes of conforming to any legal  requirements, restrictions  or conditions in any  jurisdiction in which any particular act or acts are to be performed; or

        16.3.3    for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction either of a judgment already obtained or of the Security Documents or any other
                  Document.

        Such a person shall (subject always to the provisions of this Note Trust
        Deed) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by this Note Trust Deed)
        and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Note Trustee shall have power in like

                                     - 46 -

        manner to remove any such person. Such reasonable remuneration as the
        Note Trustee may pay to any such person, together with any attributable costs, charges and expenses properly incurred by it in performing its function as such separate trustee or co-trustee shall for the purposes of this Note Trust Deed be treated as costs, charges and expenses incurred by the Note Trustee.

16.4    RETIREMENT OF NOTE TRUSTEES

        Any Note Trustee for the time being of the Security Documents may retire at any time upon giving not less than three calendar months' notice in writing to the Issuer without assigning any reason therefor and without being responsible for any costs occasioned by such retirement. The retirement of any Note Trustee shall not become effective unless there remains a trustee hereof (being a trust corporation) in office after such retirement. The Issuer hereby covenants that in the event of the only trustee hereof which is a trust corporation giving notice under this Clause it shall use its best endeavours to procure a new trustee, being a trust corporation, to be appointed and if the Issuer shall fail to appoint a successor within 60 days of the Note Trustee giving notice of resignation then, the Note Trustee shall be entitled to appoint forthwith a new trustee which meets the requirements of the Documents.

16.5    COMPETENCE OF A MAJORITY OF NOTE TRUSTEES

        Whenever there shall be more than two trustees hereof the majority of such trustees shall (provided such majority includes a trust corporation) be competent to execute and exercise all the trusts, powers, authorities and discretions vested by the Security Documents in the Note Trustee generally.

16.6    POWERS ADDITIONAL

        The powers conferred by the Security Documents upon the Note Trustee shall be in addition to any powers which may from time to time be vested in it by general law or as the holder of any of the Notes.

16.7    ENTIRE AGREEMENT

        Except as specifically stated otherwise herein, this Note Trust Deed together with the relevant Note Trust Deed Supplement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Note Trust Deed together with the relevant Note Trust Deed
        Supplement. This Note Trust Deed may not be modified, amended, waived or supplemented except as provided herein.

16.8    MERGER AND INTEGRATION

        Any corporation into which the Note Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Note Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Note Trustee, shall be the successor of the Note Trustee hereunder, provided such corporation shall be otherwise

                                     - 47 -

        qualified and eligible under this Clause, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

17.     CERTIFICATES AND OPINIONS

17.1    CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT

        Upon any request or application by the Issuer to the Note Trustee to take any action in relation to Clause 18 (Release of Security), the
        Issuer shall furnish to the Note Trustee:

        17.1.1    an Officer's Certificate (which shall include the statements set forth in Clause 17.2 below) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Note Trust Deed relating to the proposed action have been complied with; and

        17.1.2    an Opinion of Counsel (which shall include the statements set forth in Clause 17.2 below) stating that, in the opinion of such counsel, all such conditions precedent, if any, provided for in this Note Trust Deed relating to the proposed action have been complied with.

17.2    STATEMENTS REQUIRED IN CERTIFICATE AND OPINION

        Each certificate and opinion with respect to compliance with a condition or covenant provided for in this Note Trust Deed shall include:

        17.2.1    a statement that the Person making such certificate or opinion has read such covenant or condition and the definitions
                  relating thereto;

        17.2.2    a brief statement as to the nature and scope of the
                  examination or investigation upon which the statements or
                  opinions contained in such certificate or opinion are based;

        17.2.3    a statement that, in the opinion of such Person, it or he has made such examination or investigation as is necessary to
                  enable such Person to express an informed opinion as to
                  whether or not such covenant or condition has been complied with; and

        17.2.4    a statement as to whether or not, in the opinion of such
                  Person, such covenant or condition has been complied with.

18.     RELEASE OF SECURITY

        Except to the extent expressly provided in this Clause 18 (Release of
        Security), the Note Trustee shall execute and do all such deeds, act and things as may be reasonably necessary to reassign and release property from the security constituted by this Note Trust Deed as supplemented by the relevant Note Trust Deed Supplement either in respect of all secured property or in respect of security created in respect of a particular
        Note Trust Deed Supplement, only upon receipt of a notice from the
        Issuer accompanied by an Officer's Certificate (as described above) an
        Opinion of Counsel and Independent Certificates in accordance with
        Sections 314(c) and 314(d)(1) of the TIA or an Opinion of Counsel in
        lieu of such Independent Certificates to the effect that the TIA does not

                                     - 48 -

        require any such Independent Certificates, PROVIDED THAT the Issuer shall not be obliged to issue such notice:

        18.1.1    to release all Secured Property from the Security constituted by this Note Trust Deed and all relevant Note Trust Deed
                  Supplements, where all outstanding Series of Notes have been repaid in full and no Noteholder has any further obligation to make any further subscription payment in respect of such
                  Notes; or

        18.1.2    to release all secured property from the security constituted in respect of a particular Note Trust Deed Supplement, where the relevant outstanding Series of Notes issued pursuant to such Note Trust Deed Supplement have been repaid in full and no Noteholder under such Note Trust Deed Supplement has any further obligation to make any further subscription payment in respect of such Notes.

        Whenever any property is to be released from the Security constituted by this Note Trust Deed as supplemented by the relevant Note Trust Deed
        Supplement, the Issuer shall also furnish to the Note Trustee an
        Officer's Certificate certifying that either 18.1.1 or 18.1.2 above is true, and that in the opinion of such Person the proposed release will not impair the Security under this Note Trust Deed or relevant Note
        Trust Deed Supplement in contravention of the provisions hereof.

        Following irrevocable discharge in full of the Secured Obligations of which the Note Trustee has notice, the Note Trustee shall reassign to the Issuer the Issuer Jersey Secured Property.

        Prior to the release of any security granted pursuant to this Note Trust
        Deed or any Note Trust Deed Supplement, the Issuer shall, in addition to any obligation imposed in this Clause 18 or elsewhere in this Note Trust
        Deed, furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value to the Issuer of the property in relation to which the security is to be so released. The officers so certifying may consult with, and may conclusively rely upon a certificate as to the fair value of such property provided to such officers by an internationally recognised financial institution with expertise in such matters.

        Whenever the Issuer is required to furnish to the Note Trustee an
        Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in the preceding paragraph, the
        Issuer shall also deliver to the Note Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the property to be so released and of all other such property made the basis of any such release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to this
        Clause 18, is 10% or more of the Principal Amount Outstanding, but such a certificate need not be furnished with respect to any property so released if the fair value thereof to the Issuer as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the Principal Amount Outstanding.

                                     - 49 -

        Whenever any property is to be released from any Security granted pursuant to this Note Trust Deed or any Note Trust Deed Supplement, the
        Issuer shall also furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate that in the opinion of such person the proposed release will not impair the security under this Note Trust Deed or any Note Trust
        Deed Supplement in contravention of the provisions hereof.

        Notwithstanding anything to the contrary contained herein, the Issuer may (A) collect, liquidate, sell or otherwise dispose of any of its property as and to the extent permitted or required by the Relevant
        Documents, (B) make cash payments out of the Issuer Bank Accounts as and to the extent permitted or required by the Relevant Documents and (C)
        take any other action not inconsistent with the TIA.

19.     THIRD PARTY BENEFICIARIES

19.1    This Note Trust Deed will enure to the benefit of and be binding upon the parties hereto, and, in respect of any Series, the Secured Creditors named in the relevant Note Trust Deed Supplement, and their respective successors and permitted assigns as Secured Creditors and beneficiaries of the Secured Property in respect of a relevant Series;

19.2    To the extent specified in any relevant Note Trust Deed Supplement, any third party that is not a Secured Creditor of the Secured Property of a
        Series, may by execution of such Note Trust Deed Supplement, as a matter of contract only, be entitled to the benefit of the provisions of this
        Note Trust Deed as if such third party were a Secured Creditor hereunder and the rights of such third parties so provided shall enure to the benefit of such third parties and be binding upon the parties hereto and the Secured Creditors of the Secured Property in respect of such Series;
        and

19.3    Except as otherwise provided in this Clause 19 (Third Party
        Beneficiaries), no other Person will have any right or obligation hereunder.

20.     ACTIONS BY NOTEHOLDERS

20.1    Subject to the satisfaction of Clauses 11.1 and 11.2, the Note Trustee shall be bound to take the following actions;

        20.1.1    following the occurrence of a Loan Note Event of Default, to direct the Security Trustee to demand all amounts of principal and/or interest owing in respect of the Loan Notes to be paid immediately and to take such steps as it shall think fit to enforce any Security it holds in relation to all Series then issued;

        20.1.2    to direct the Security Trustee to waive any of the matters pursuant to Loan Note Condition 9;

        20.1.3    to direct the Security Trustee to enforce its rights under the
                  Loan Note Issuer Jersey Security Interest; and

        20.1.4    any other actions specified in the relevant Note Trust Deed
                  Supplement;

                                     - 50 -

21.     TIA PREVAILS

21.1    Subject to Clause 21.3, if any provision of this Note Trust Deed limits, qualifies or conflicts with another provision which is required to be included in this Note Trust Deed by, and is not subject to a contractual waiver under the TIA, the required provision of the TIA shall prevail, however, in relation solely to the Issuer Jersey Security Interest provided such will not be inconsistent with the provisions of the Jersey
        Security Interests Law.

21.2    Subject to Clause 21.3, the Parties agree the provisions of the TIA
        (including Sections 310 through 318, inclusive, thereof) that impose duties on any Person (including the provisions automatically deemed included unless expressly excluded by this Note Trust Deed) are part of and govern this Note Trust Deed, whether or not physically contained herein. If and to the extent that any provision of this Note Trust Deed limits, qualifies, or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Note
        Trust Deed by operation of Sections 310 to 318, inclusive, of the TIA, such imposed duties or incorporated provision shall control and such
        Note Trust Deed provision shall be deemed modified thereby.

21.3    Notwithstanding  any other  provision of this Note Trust Deed, all provisions relating to the TIA will only apply as and when this Note
        Trust Deed is a "qualified" indenture under the TIA.

22.     COMMUNICATIONS BY NOTEHOLDERS WITH OTHER NOTEHOLDERS

        Noteholders may communicate pursuant to TIA Section 312(b) with other
        Noteholders with respect to their rights under this Note Trust Deed or the Notes. The Issuer, the Note Trustee, the Registrars and anyone else shall have the protection of TIA Section 312(c).

IN WITNESS WHEREOF this Note Trust Deed is hereby delivered on the date first above written.

                                     - 51 -

                                   SCHEDULE 1

                        TERMS AND CONDITIONS OF THE NOTES

              [TO BE INSERTED FROM BASE PROSPECTUS ONCE FINALISED]

                                     - 52 -

                                   SCHEDULE 2

                                     PART A

                    FORM OF RULE 144A GLOBAL NOTE CERTIFICATE

                                                             CUSIP: ____________

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), ANY STATE SECURITIES
LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND
NEITHER THE ISSUER NOR THE SECURITISED PORTFOLIO HAS BEEN REGISTERED UNDER THE
UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT
COMPANY ACT"). THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS NOTE, REPRESENTS
THAT IT HAS OBTAINED THIS NOTE IN A TRANSACTION IN COMPLIANCE WITH THE
SECURITIES ACT AND ALL OTHER APPLICABLE LAWS OF THE UNITED STATES OR ANY OTHER
JURISDICTION, AND THE RESTRICTIONS ON SALE AND TRANSFER SET FORTH IN THE TRUST
DEED (THE "TRUST DEED"), DATED 23 MAY, 2006, BETWEEN THE ISSUER AND LAW
DEBENTURE TRUST COMPANY OF NEW YORK (THE "NOTE TRUSTEE"). THE HOLDER HEREOF, BY
ITS ACCEPTANCE OF THIS NOTE, FURTHER REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT
WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (OR ANY
INTEREST HEREIN) EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND ALL OTHER
APPLICABLE LAWS OF ANY JURISDICTION AND IN ACCORDANCE WITH THE RESTRICTIONS,
CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE TRUST DEED (I) TO A
TRANSFEREE THAT IS A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED
INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (A "QIB")
PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QIB IN COMPLIANCE
WITH RULE 144A UNDER THE SECURITIES ACT OR (II) TO A TRANSFEREE THAT IS NOT A
U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) AND THAT IS
ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR
RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND, IN THE CASE OF CLAUSES
(I) AND (II), IN A PRINCIPAL AMOUNT WITH RESPECT TO EACH CLASS OF NOTES OF NOT
LESS THAN (EURO)50,000 (OR THE EQUIVALENT THEREOF IN THE SPECIFIED CURRENCY) FOR
THE PURCHASER AND FOR EACH ACCOUNT FOR WHICH IT IS ACTING. EACH PURCHASER OR
TRANSFEREE OF THIS NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND
AGREEMENTS SET FORTH IN THE TRUST DEED.

EACH TRANSFEROR OF THIS NOTE AGREES TO PROVIDE NOTICE OF THE TRANSFER
RESTRICTIONS SET FORTH HEREIN AND IN THE TRUST DEED TO THE TRANSFEREE.

                                     - 53 -

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST
HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS
NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT
PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA"), A "PLAN" WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE
THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R.
2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY
FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION
406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON
BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT
DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH
OTHER EMPLOYEE BENEFIT PLAN, ARE NOT IN VIOLATION OF ANY SUCH SUBSTANTIALLY
SIMILAR LAW).

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO
ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. ("CEDE"),
HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS
REGISTERED IN THE NAME OF CEDE OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE).

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART,
TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND
TRANSFERS OF INTERESTS IN THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN
ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE TRUST DEED.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE TRUST DEED. ACCORDINGLY,
THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT
SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS
CURRENT PRINCIPAL AMOUNT BY INQUIRY OF HSBC BANK PLC AS THE PRINCIPAL PAYING
AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF
THE TRUST DEED OR ANY OTHER TRANSACTION DOCUMENT, ALL PAYMENTS OF PRINCIPAL,
INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUER IN RESPECT OF THE NOTES OR
UNDER ANY TRANSACTION DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF
PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE

                                     - 54 -

SUMS PAID TO, OR NET PROCEEDS RECOVERED BY OR ON BEHALF OF, THE ISSUER IN
RESPECT OF THE SECURITY (AS DEFINED IN THE SECURITY TRUST DEED, DATED 23 MAY,
2006, AMONG TURQUOISE FUNDING 1 LIMITED, TURQUOISE RECEIVABLES TRUSTEE LIMITED,
LAW DEBENTURE TRUST COMPANY OF NEW YORK, BEDELL TRUST COMPANY LIMITED, AND HSBC
BANK PLC (THE "SECURITY TRUST DEED")). IF THE PROCEEDS OF THE SECURITY (AS
DEFINED IN THE SECURITY TRUST DEED) ARE NOT SUFFICIENT FOR THE ISSUER TO MEET
ITS OBLIGATIONS IN RESPECT OF THE NOTES AND OTHER TRANSACTION DOCUMENTS, NO
OTHER ASSETS OF THE ISSUER WILL BE AVAILABLE TO MEET SUCH INSUFFICIENCY.

                      TURQUOISE CARD BACKED SECURITIES PLC

                   (incorporated with limited liability under

                         the laws of England and Wales)

                           [(POUND)/EUR/U.S.$][AMOUNT]

         CLASS [A/B/C] ASSET BACKED [FLOATING/FIXED] RATE NOTES DUE [o]

                        RULE 144A GLOBAL NOTE CERTIFICATE

1.      INTRODUCTION

        This Rule 144A Global Note Certificate is issued in respect of the above captioned Notes. The Notes are constituted by, are subject to, and have the benefit of the Note Trust Deed and are the subject of the Agency
        Agreement and the other Documents.

2.      INTERPRETATION

2.1     REFERENCES TO CONDITIONS

        Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes attached hereto and any reference to a numbered "CONDITION"
        is to the correspondingly numbered provision thereof.

2.2     DEFINITIONS

        In this Rule 144A Global Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

3.      REGISTERED HOLDER

        This is to certify that:

                                    CEDE & CO

        is the person Registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder (the "HOLDER") of the Notes represented from time to time by this Rule 144A Global Note
        Certificate.

                                     - 55 -

4.      PROMISE TO PAY

        The Issuer, for value received, promises to pay to the Holder such principal sum as is noted on the Register at the time of payment as being the Principal Amount Outstanding of this Rule 144A Global Note
        Certificate for the time being on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

5.      TRANSFERS IN WHOLE

        Transfers of this Rule 144A Global Note Certificate shall be limited to transfers in whole, but not in part, to nominees of The Depository Trust
        Company ("DTC") or to a successor of DTC or to such successor's respective nominee.

6.      EXCHANGE FOR RULE 144A INDIVIDUAL NOTE CERTIFICATES

        This Rule 144A Global Note Certificate will be exchanged in whole but not in part only for duly authenticated and completed individual note certificates ("RULE 144A INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in Schedule 3 - Part A (Form of
        Rule 144A Individual Note Certificate) to the Note Trust Deed if (i) DTC
        notifies the Note Trustee or the Principal Paying Agent that it is unwilling or unable to continue as depositary for the Rule 144A Global
        Note Certificate or DTC ceases to be a "clearing agency" registered under the United States Securities and Exchange Act of 1934, as amended, and a successor depositary or clearing system is not appointed by the
        Trustee or the Principal Paying Agent within 90 days of receiving such notice; or (ii) the Issuer or any Paying Agent or any other person is or will be required to make any withholding or deduction from any payment in respect of the Notes for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature or the Issuer suffers or will suffer any other disadvantage as a result of such change, which withholding or deduction would not be required or other disadvantage would not be suffered (as the case may be) if the
        Notes were in individual certificate form (each, an "EXCHANGE EVENT").

        Such exchange shall be effected in accordance with paragraph 7 (Delivery of Rule 144A Individual Note Certificates). The Issuer shall notify the
        Holder of the occurrence of any such event as soon as practicable thereafter.

7.      DELIVERY OF RULE 144A INDIVIDUAL NOTE CERTIFICATES

        Whenever this Rule 144A Global Note Certificate is to be exchanged for
        Rule 144A Individual Note Certificates, such Rule 144A Individual Note
        Certificates shall be issued in an aggregate principal amount equal to the Principal Amount Outstanding of this Rule 144A Global Note
        Certificate against the surrender of this Rule 144A Global Note
        Certificate at the Specified Office of the Registrar within five business days of:

7.1     the delivery to the Registrar, by or on behalf of the Holder, and DTC, of such information as is required to complete and deliver such Rule
        144A Individual Note

                                     - 56 -

        Certificates (including, without limitation, the names and addresses of the persons in whose names the Rule 144A Individual Note Certificates are to be registered and the principal amount of each such person's holding); and

7.2     the delivery to the Registrar of a certificate given by or on behalf of the holder of each beneficial interest in this Rule 144A Global Note
        Certificate stating either (i) that such holder is not transferring its interest at the time of such exchange or (ii) that the transfer or exchange of such interest has been made in compliance with the transfer restrictions applicable to the Notes and that the person transferring such interest reasonably believes that the person acquiring such interest is a qualified institutional buyer (as defined in Rule 144A
        ("RULE 144A") under the United States Securities Act of 1933, as amended
        (the "SECURITIES ACT")) and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A under the Securities
        Act.

        Such exchange shall be effected in accordance with the provisions of the
        Agency Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder, but against such indemnity as the
        Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange.
        In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its Specified Office.

8.      TRANSFER AND EXCHANGE FOR AN INTEREST IN THE REGULATION S GLOBAL NOTE
        CERTIFICATE

        If a holder of a beneficial interest in the Notes represented by this
        Rule 144A Global Note Certificate wishes at any time to transfer such beneficial interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the unrestricted global note certificate issued in relation to the Notes (the "REGULATION S GLOBAL
        NOTE CERTIFICATE"), such holder may transfer such beneficial interest in accordance with the rules and operating procedures of DTC, Euroclear
        Bank S.A./N.V., as operator of the Euroclear system, ("EUROCLEAR") and
        Clearstream Banking, societe anonyme, Luxembourg ("CLEARSTREAM") (as applicable) and the terms of this paragraph. Upon receipt by the
        Registrar of:

8.1     notification by DTC, or its custodian or nominee, that the appropriate debit entries have been made in the accounts of the relevant participants of DTC;

8.2     notification by Euroclear and/or Clearstream (as applicable), or their respective custodians or depositaries, that the appropriate credit entries have been made in the accounts of the relevant participants of
        Euroclear and/or Clearstream (as the case may be); and

8.3     a certificate in the form of the Schedule 5 - Part A (Form of Regulation
        S Transfer Certificate) to the Trust Deed given by the holder of such beneficial interest requesting such transfer or exchange and stating that the transfer or exchange of such interest has been made in compliance with the transfer restrictions applicable to the Notes and that (i) such transfer or exchange has been made pursuant to and in accordance with Regulation

                                     - 57 -

        S ("REGULATION S") under the Securities Act or (ii) the Notes are being exchanged or transferred pursuant to an exemption from registration provided by Rule 144 under the Securities Act,

        the Issuer shall procure that (i) the Registrar decreases the aggregate principal amount of this Rule 144A Global Note Certificate by the principal amount of Notes the subject of such transfer and increases the aggregate principal amount of the Regulation S Global Note Certificate by such principal amount, (ii) appropriate entries are made in the records held for DTC so as to reflect such decrease and (iii)
        appropriate entries are made in the records of the depositary for
        Euroclear and/or Clearstream so as to reflect such increase.

9.      CONDITIONS APPLY

        Save as otherwise provided herein, the Holder of this Rule 144A Global
        Note Certificate shall have the benefit of, and be subject to, the
        Conditions and, for the purposes of this Rule 144A Global Note
        Certificate, any reference in the Conditions to "INDIVIDUAL NOTE
        CERTIFICATE" or "INDIVIDUAL NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this Rule 144A
        Global Note Certificate.

10.     NOTICES

        Notwithstanding the Notices Condition, so long as this Rule 144A Global
        Note Certificate is held on behalf of DTC or any other clearing system
        (an "ALTERNATIVE CLEARING SYSTEM"), notices to Holders of Notes represented by this Rule 144A Global Note Certificate may be given by delivery of the relevant notice to DTC or (as the case may be) such
        Alternative Clearing System.

11.     LEGENDS

        The statements set out in the legends above are an integral part of this
        Rule 144A Global Note Certificate and, by acceptance hereof, each Holder of this Rule 144A Global Note Certificate agrees to be subject to and bound by such legends.

12.     DETERMINATION OF ENTITLEMENT

        This Rule 144A Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the
        Register and only the Holder is entitled to payment in respect of this
        Rule 144A Global Note Certificate.

13.     AUTHENTICATION

        This Rule 144A Global Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the
        Registrar.

14.     GOVERNING LAW

        This Rule 144A Global Note Certificate, and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

                                     - 58 -

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

TURQUOISE CARD BACKED SECURITIES PLC

By:     _______________________________

        [manual or facsimile signature]

        (duly authorised)

ISSUED as of [o]

AUTHENTICATED for and on behalf of

[HSBC BANK USA, NATIONAL ASSOCIATION]

as Registrar

without recourse, warranty or liability

By:     _______________________________

        [manual signature]

        (duly authorised)

                                     - 59 -

                                FORM OF TRANSFER

FOR VALUE RECEIVED __________________________________, being the registered holder of this Rule 144A Global Note Certificate, hereby transfers to______________________________________________________________________________
________________________________________________________________________________
of______________________________________________________________________________
________________________________________________________________________________
________________ [(pound)/EUR/U.S.$] ___________________________ in principal amount of the [(pound)/EUR/U.S.$] [amount] Class [A/B/C] Asset Backed
[Floating/Fixed] Rate Notes due [o] (the "Notes") of Turquoise Card Backed
Securities plc (the "Issuer") and irrevocably requests and authorises [HSBC Bank
USA, National Association], in its capacity as registrar in relation to the
Notes (or any successor to [HSBC Bank USA, National Association], in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:  _______________________________

By:     _______________________________

        (duly authorised)

NOTES

        (a)     The name of the person by or on whose behalf this form of
                transfer is signed must correspond with the name of the
                registered holder as it appears on the face of this Rule 144A
                Global Note Certificate.

        (b)     A representative of such registered holder should state the capacity in which he signs, e.g. executor.

        (c)     The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

                                     - 60 -

[Attached to each Rule 144A Global Note Certificate:]

                              TERMS AND CONDITIONS

                [As set out in Schedule 1 of the Note Trust Deed]

[At the foot of the Terms and Conditions:]

                          [REGISTRAR AND PAYING AGENT]

                       HSBC BANK USA, NATIONAL ASSOCIATION

                              [10 East 40th Street

                               New York, NY 10016]

                         PAYING AGENT AND TRANSFER AGENT

                                       [o]

                                       [o]

                                     - 61 -

                                     PART B

                  FORM OF REGULATION S GLOBAL NOTE CERTIFICATE

                                                              ISIN: ____________

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), ANY STATE SECURITIES
LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND
NEITHER THE ISSUER NOR THE SECURITISED PORTFOLIO HAS BEEN REGISTERED UNDER THE
UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT
COMPANY ACT"). THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS NOTE, REPRESENTS
THAT IT HAS OBTAINED THIS NOTE IN A TRANSACTION IN COMPLIANCE WITH THE
SECURITIES ACT AND ALL OTHER APPLICABLE LAWS OF THE UNITED STATES OR ANY OTHER
JURISDICTION, AND THE RESTRICTIONS ON SALE AND TRANSFER SET FORTH IN THE TRUST
DEED (THE "TRUST DEED"), DATED [23 MAY], 2006, BETWEEN THE ISSUER AND LAW
DEBENTURE TRUST COMPANY OF NEW YORK (THE "NOTE TRUSTEE"). THE HOLDER HEREOF, BY
ITS ACCEPTANCE OF THIS NOTE, FURTHER REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT
WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (OR ANY
INTEREST HEREIN) EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND ALL OTHER
APPLICABLE LAWS OF ANY JURISDICTION AND IN ACCORDANCE WITH THE RESTRICTIONS,
CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE TRUST DEED (I) TO A
TRANSFEREE THAT IS A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED
INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (A "QIB")
PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QIB IN COMPLIANCE
WITH RULE 144A UNDER THE SECURITIES ACT OR (II) TO A TRANSFEREE THAT IS NOT A
U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) AND THAT IS
ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR
RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND, IN THE CASE OF CLAUSES
(I) AND (II), IN A PRINCIPAL AMOUNT WITH RESPECT TO EACH CLASS OF NOTES OF NOT
LESS THAN (EURO)50,000 (OR THE EQUIVALENT THEREOF IN THE SPECIFIED CURRENCY) FOR
THE PURCHASER AND FOR EACH ACCOUNT FOR WHICH IT IS ACTING. EACH PURCHASER OR
TRANSFEREE OF THIS NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND
AGREEMENTS SET FORTH IN THE TRUST DEED.

EACH TRANSFEROR OF THIS NOTE AGREES TO PROVIDE NOTICE OF THE TRANSFER
RESTRICTIONS SET FORTH HEREIN AND IN THE TRUST DEED TO THE TRANSFEREE.

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST
HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS
NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT
PLAN" SUBJECT TO THE

                                     - 62 -

EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN"
WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS
AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE THE ASSETS OF
ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R. 2510.3-101 OR
OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE,
LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF ANY SUCH
PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THIS NOTE
WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH OTHER EMPLOYEE BENEFIT
PLAN, ARE NOT IN VIOLATION OF ANY SUCH SUBSTANTIALLY SIMILAR LAW).

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO
ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [HSBC BANK PLC
("HSBC")], HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN
AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V. ("EUROCLEAR") AND/OR
CLEARSTREAM BANKING, SOCIETE ANONYME ("CLEARSTREAM") TO THE ISSUER OR ITS AGENT
FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS
REGISTERED IN THE NAME OF [HSBC] OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF EUROCLEAR AND CLEARSTREAM (AND ANY PAYMENT HEREON
IS MADE TO [HSBC)].

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART,
TO NOMINEES OF EUROCLEAR AND CLEARSTREAM OR TO SUCCESSORS THEREOF OR SUCH
SUCCESSORS' NOMINEE AND TRANSFERS OF INTERESTS IN THIS NOTE SHALL BE LIMITED TO
TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE TRUST DEED.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE TRUST DEED. ACCORDINGLY,
THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT
SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS
CURRENT PRINCIPAL AMOUNT BY INQUIRY OF [HSBC BANK PLC] AS THE PRINCIPAL PAYING
AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF
THE TRUST DEED OR ANY OTHER TRANSACTION DOCUMENT, ALL PAYMENTS OF PRINCIPAL,
INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUER IN RESPECT OF THE NOTES OR
UNDER ANY TRANSACTION DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF
PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS
RECOVERED BY OR ON BEHALF OF, THE

                                     - 63 -

ISSUER IN RESPECT OF THE SECURITY (AS DEFINED IN THE SECURITY TRUST DEED, DATED
23 MAY 2006, AMONG TURQUOISE FUNDING 1 LIMITED, TURQUOISE RECEIVABLES TRUSTEE
LIMITED, LAW DEBENTURE TRUST COMPANY OF NEW YORK, BEDELL TRUST COMPANY LIMITED
AND HSBC BANK PLC (THE "SECURITY TRUST DEED")). IF THE PROCEEDS OF THE SECURITY
(AS DEFINED IN THE SECURITY TRUST DEED) ARE NOT SUFFICIENT FOR THE ISSUER TO
MEET ITS OBLIGATIONS IN RESPECT OF THE NOTES AND OTHER TRANSACTION DOCUMENTS, NO
OTHER ASSETS OF THE ISSUER WILL BE AVAILABLE TO MEET SUCH INSUFFICIENCY.

                      TURQUOISE CARD BACKED SECURITIES PLC

                   (incorporated with limited liability under
                         the laws of England and Wales)

                           [(POUND)/EUR/U.S.$][AMOUNT]

         CLASS [A/B/C] ASSET BACKED [FLOATING/FIXED] RATE NOTES DUE [o]

                      REGULATION S GLOBAL NOTE CERTIFICATE

1.      INTRODUCTION

        This Regulation S Global Note Certificate is issued in respect of the above captioned Notes. The Notes are constituted by, are subject to, and have the benefit of the Note Trust Deed and are the subject of the
        Agency Agreement and the other Documents.

2.      INTERPRETATIONS

2.1     REFERENCE TO CONDITIONS

        Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes attached hereto and any reference to a numbered "CONDITION"
        is to the correspondingly numbered provision thereof.

2.2     DEFINITIONS

        In this Regulation S Global Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

3.      REGISTERED HOLDER

        This is to certify that:

                               [COMMON DEPOSITORY]
                                  (OR NOMINEE)

                                     - 64 -

        is the person registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder (the "HOLDER") of the Notes represented from time to time by this Regulation S Global Note
        Certificate.

4.      PROMISE TO PAY

        The Issuer, for value received, promises to pay to the Holder such principal sum as is noted on the Register at the time of payment as being the Principal Amount Outstanding of this Regulation S Global Note
        Certificate for the time being on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

5.      TRANSFERS IN WHOLE

        Transfers of this Regulation S Global Note Certificate shall be limited to transfers in whole, but not in part, to nominees of Euroclear Bank
        S.A./N.V., as operator of the Euroclear system, ("EUROCLEAR") and
        Clearstream Banking, societe anonyme, Luxembourg ("CLEARSTREAM") or to a successor of Euroclear and Clearstream or to such successors' respective nominee.

6.      EXCHANGE FOR REGULATION S INDIVIDUAL NOTE CERTIFICATES

        This Regulation S Global Note Certificate will be exchanged in whole but not in part only for duly authenticated and completed individual note certificates ("REGULATION S INDIVIDUAL NOTE CERTIFICATES") in
        substantially the form (subject to completion) set out in Schedule 3 -
        Part B (Form of Regulation S Individual Note Certificate) to the Note
        Trust Deed if (i) Euroclear or Clearstream is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political sub-division thereof), or of any authority therein or thereof having power to tax, or in the interpretation by a revenue authority or a court of, or in the administration of, such laws or regulations which become effective on or after the date of issue of this Global Note Certificate, the Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes in individual definitive form and a certificate to such effect signed by an authorised director of the Issuer is delivered to the Note Trustee, (each, an "EXCHANGE
        EVENT").

        Such exchange shall be effected in accordance with paragraph 7 (Delivery of Regulation S Individual Note Certificates) below. The Issuer shall notify the Holder of the occurrence of any such event as soon as practicable thereafter.

7.      DELIVERY OF REGULATION S INDIVIDUAL NOTE CERTIFICATES

        Whenever this Regulation S Global Note Certificate is to be exchanged for Regulation S Individual Note Certificates, such Regulation S
        Individual Note Certificates shall be

                                     - 65 -

        issued in an aggregate principal amount equal to the Principal Amount
        Outstanding of this Regulation S Global Note Certificate within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, to the Registrar of such information as is required to complete and deliver such Regulation S Individual Note Certificates
        (including, without limitation, the names and addresses of the persons in whose names the Regulation S Individual Note Certificates are to be
        registered and the principal amount of each such person's holding)
        against the surrender of this Regulation S Global Note Certificate at the Specified Office of the Registrar. Such exchange shall be effected in accordance with the provisions of the Agency Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any
        Holder, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph,
        "BUSINESS DAY" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its Specified Office.

8.      TRANSFER AND EXCHANGE FOR AN INTEREST IN THE RULE 144A GLOBAL NOTE
        CERTIFICATE

        If a holder of a beneficial interest in the Notes represented by this
        Regulation S Global Note Certificate wishes at any time to transfer such beneficial interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A global note certificate issued in relation to the Notes (the "RULE 144A GLOBAL NOTE
        CERTIFICATE"), such holder may transfer such beneficial interest in accordance with the rules and operating procedures of Euroclear and/or
        Clearstream and the terms of this paragraph. Upon receipt by the
        Registrar of:

8.1     notification by Euroclear and/or Clearstream (as applicable), or their respective custodians or depositaries, that the appropriate debit entries have been made in the accounts of the relevant participants of
        Euroclear and/or Clearstream (as the case may be);

8.2     notification by The Depository Trust Company ("DTC"), or its custodian or nominee, that the appropriate credit entries have been made in the accounts of the relevant participants of DTC; and

8.3     a certificate in the form of Schedule 5 - Part B (Form of Rule 144A
        Transfer Certificate) to the Note Trust Deed given by the holder of such beneficial interest requesting such transfer or exchange and, in the case of transfer or exchange on or prior to the fortieth day after the later of the commencement of the offering and the date of issue of this
        Regulation S Global Note Certificate, stating that the transfer or exchange of such interest has been made in compliance with the transfer restrictions applicable to the Notes and that the person transferring such interest in this Regulation S Global Note Certificate reasonably believes that the person acquiring such interest in the Rule 144A Global
        Note Certificate is a qualified institutional buyer (as defined in Rule
        144A under the United States Securities Act of 1933, as amended (the
        "SECURITIES ACT")) and is

                                     - 66 -

        obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A under the Securities Act,

        the Issuer shall procure that (i) the Registrar decreases the aggregate principal amount of this Regulation S Global Note Certificate by the principal amount of Notes the subject of such transfer and increases the aggregate principal amount of the Rule 144A Global Note Certificate by such principal amount; (ii) appropriate entries are made in the records of the depositary for Euroclear and Clearstream so as to reflect such decrease and (iii) appropriate entries are made in the records held for
        DTC so as to reflect such increase.

9.      CONDITIONS APPLY

        Save as otherwise provided herein, the Holder of this Regulation S
        Global Note Certificate shall have the benefit of, and be subject to, the Conditions and, for the purposes of this Regulation S Global Note
        Certificate, any reference in the Conditions to "INDIVIDUAL NOTE
        CERTIFICATE" or "INDIVIDUAL NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this
        Regulation S Global Note Certificate.

10.     NOTICES

        Notwithstanding the Notices Condition, so long as this Regulation S
        Global Note Certificate is held on behalf of Euroclear, Clearstream or any other clearing system (an "ALTERNATIVE CLEARING SYSTEM"), notices to
        Holders of Notes represented by this Regulation S Global Note
        Certificate may be given by delivery of the relevant notice to
        Euroclear, Clearstream or (as the case may be) such Alternative Clearing
        System.

11.     LEGENDS

        The statements set out in the legends above are an integral part of this
        Regulation S Global Note Certificate and, by acceptance hereof, each
        Holder of this Regulation S Global Note Certificate agrees to be subject to and bound by such legends.

12.     DETERMINATION OF ENTITLEMENT

        This Regulation S Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the
        Register and only the Holder is entitled to payment in respect of this
        Regulation S Global Note Certificate.

13.     AUTHENTICATION

        This Regulation S Global Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the
        Registrar.

14.     GOVERNING LAW

        This Regulation S Global Note Certificate, and all matters arising from or connected with it, are governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

                                     - 67 -

TURQUOISE CARD BACKED SECURITIES PLC

By:     _______________________________
        [manual or facsimile signature]
        (duly authorised)

ISSUED as of [o]

AUTHENTICATED for and on behalf of

[HSBC Bank plc]
as Registrar
without recourse, warranty or liability

By:     _______________________________
        [manual signature]
        (duly authorised)

                                     - 68 -

                                FORM OF TRANSFER

FOR VALUE RECEIVED _____________________, being the registered holder of this
Regulation S Global Note Certificate, hereby transfers to ______________________
________________________________________________________________________________
of______________________________________________________________________________
________________________________________________________________________________
________________________________, [(pound)/EUR/U.S.$] ______________________ in principal amount of the [(pound)/EUR/U.S.$] [amount] [Class [A/B/C] Asset Backed
[Floating/Fixed] Rate Notes due [o]] (the "Notes") of Turquoise Card Backed
Securities plc (the "Issuer") and irrevocably requests and authorises [HSBC Bank plc], in its capacity as registrar in relation to the Notes (or any successor to
[HSBC Bank plc], in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:  _______________________________

By:     _______________________________
        (duly authorised)

NOTES

        (a)     The name of the person by or on whose behalf this form of
                transfer is signed must correspond with the name of the
                registered holder as it appears on the face of this Regulation S
                Global Note Certificate.

        (b)     A representative of such registered holder should state the capacity in which he signs, e.g. executor.

        (c)     The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

                                     - 69 -

[Attached to each Regulation S Global Note Certificate:]

                              TERMS AND CONDITIONS

                [As set out in Schedule 1 of the Note Trust Deed]

[At the foot of the Terms and Conditions:]

                           REGISTRAR AND PAYING AGENT

                                 [HSBC BANK PLC]

                       [8 CANADA SQUARE, LONDON, E14 5HQ]

                         PAYING AGENT AND TRANSFER AGENT

                                       [o]

                                       [o]

                                     - 70 -

                                     PART C

                 FORM OF SEC-REGISTERED GLOBAL NOTE CERTIFICATE

                                                 Registered Number: ____________

CUSID:  _______________________________

ISIN:   _______________________________

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST
HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS
NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT
PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA"), A "PLAN" WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE
THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R.
2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY
FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION
406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON
BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT
DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH
OTHER EMPLOYEE BENEFIT PLAN, ARE NOT IN VIOLATION OF ANY SUCH SUBSTANTIALLY
SIMILAR LAW).

[ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO
ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. ("CEDE"),
HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS
REGISTERED IN THE NAME OF CEDE OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE).

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART,
TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE.]*

[ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO
ANY PERSON IS WRONGFUL SINCE THE REGISTERED

*  Delete for euro or sterling issuance

                                     - 71 -

OWNER HEREOF, [HSBC BANK PLC ("HSBC")], HAS AN INTEREST HEREIN, UNLESS THIS NOTE
IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V.
("EUROCLEAR") AND CLEARSTREAM BANKING, SOCIETE ANONYME ("CLEARSTREAM") TO THE
ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY
NOTE ISSUED IS REGISTERED IN THE NAME OF [HSBC] OR OF SUCH OTHER ENTITY AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR AND CLEARSTREAM (AND ANY
PAYMENT HEREON IS MADE TO [HSBC)].

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART,
TO NOMINEES OF EUROCLEAR AND CLEARSTREAM OR TO SUCCESSORS THEREOF OR SUCH
SUCCESSORS' NOMINEE.] **

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE TRUST DEED (THE "TRUST
DEED"), DATED [23] MAY 2006, BETWEEN THE ISSUER AND LAW DEBENTURE TRUST COMPANY
OF NEW YORK (THE "NOTE TRUST DEED"). ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF
THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY
PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY
OF [HSBC] AS THE PRINCIPAL PAYING AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF
THE TRUST DEED OR ANY OTHER TRANSACTION DOCUMENT, ALL PAYMENTS OF PRINCIPAL,
INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUER IN RESPECT OF THE NOTES OR
UNDER ANY TRANSACTION DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF
PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS
RECOVERED BY OR ON BEHALF OF, THE ISSUER IN RESPECT OF THE SECURITY (AS DEFINED
IN THE SECURITY TRUST DEED, DATED 23 MAY, 2006, AMONG TURQUOISE FUNDING 1
LIMITED, TURQUOISE RECEIVABLES TRUSTEE LIMITED, LAW DEBENTURE TRUST COMPANY OF
NEW YORK, BEDELL TRUST COMPANY LIMITED AND HSBC BANK PLC (THE "SECURITY TRUST
DEED")). IF THE PROCEEDS OF THE SECURITY (AS DEFINED IN THE SECURITY TRUST DEED)
ARE NOT SUFFICIENT FOR THE ISSUER TO MEET ITS OBLIGATIONS IN RESPECT OF THE
NOTES AND OTHER TRANSACTION DOCUMENTS, NO OTHER ASSETS OF THE ISSUER WILL BE
AVAILABLE TO MEET SUCH INSUFFICIENCY.

** Delete for US dollar issuance

                                     - 72 -

                      TURQUOISE CARD BACKED SECURITIES PLC

                   (incorporated with limited liability under

                         the laws of England and Wales)

                           [(pound)/EUR/U.S.$][amount]

         Class [A/B/C] Asset Backed [Floating/Fixed] Rate Notes due [o]

                     SEC-REGISTERED GLOBAL NOTE CERTIFICATE

1.      INTRODUCTION

        This SEC-Registered Global Note Certificate is issued in respect of the above captioned Notes. The Notes are constituted by, are subject to, and have the benefit of the Note Trust Deed and are the subject of the
        Agency Agreement and the other Documents.

2.      INTERPRETATION

2.1     REFERENCES TO CONDITIONS

        Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes attached hereto and any reference to a numbered "CONDITION"
        is to the correspondingly numbered provision thereof.

2.2     DEFINITIONS

        In this SEC-Registered Global Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

3.      REGISTERED HOLDER

        This is to certify that:

                                    [NOMINEE]

        is the person Registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder (the "HOLDER") of the Notes represented from time to time by this SEC-Registered Global
        Note Certificate.

4.      PROMISE TO PAY

        The Issuer, for value received, promises to pay to the Holder such principal sum as is noted on the Register at the time of payment as being the Principal Amount Outstanding of this SEC-Registered Global
        Note Certificate for the time being on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

                                     - 73 -

5.      TRANSFER OF THIS SEC-REGISTERED GLOBAL NOTE CERTIFICATE

        This SEC-Registered Global Note Certificate is registered in the name of
        [Nominee], as nominee for (i) Euroclear Bank S.A./N.V., as operator of the Euroclear system, ("EUROCLEAR") and Clearstream Banking, societe anonyme, Luxembourg ("CLEARSTREAM") or (ii) The Depository Trust Company
        ("DTC") or its nominee Cede. Transfer of this SEC-Registered Global Note
        Certificate shall be limited to transfers in whole, but not in part, to nominees of Euroclear and Clearstream or DTC or to their successors or to such successors' respective nominees.

6.      EXCHANGE FOR SEC-REGISTERED INDIVIDUAL NOTE CERTIFICATES

        This SEC-Registered Global Note Certificate will be exchanged in whole but not in part only for duly authenticated and completed individual note certificates ("SEC-REGISTERED INDIVIDUAL NOTE CERTIFICATES") in
        substantially the form (subject to completion) set out in Schedule 3 -
        Part C (Form of SEC-Registered Individual Note Certificate) to the Note
        Trust Deed if [(i) DTC notifies the Note Trustee or the Principal Paying
        Agent that it is unwilling or unable to continue as depositary for the
        SEC-Registered Global Note Certificate or DTC ceases to be a "clearing agency" registered under the United States Securities and Exchange Act of 1934, as amended, and a successor depositary or clearing system is not appointed by the Trustee or the Principal Paying Agent within 90 days of receiving such notice; or (ii) the Issuer or any Paying Agent or any other person is or will be required to make any withholding or deduction from any payment in respect of the Notes for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature or the Issuer suffers or will suffer any other disadvantage as a result of such change, which withholding or deduction would not be required or other disadvantage would not be suffered (as the case may be) if the Notes were in individual certificate form (each, an "EXCHANGE EVENT").]* [(i) Euroclear or Clearstream is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (ii) as a result of any amendment to, or change in, the laws or regulations of the United
        Kingdom (or of any political sub-division thereof), or of any authority therein or thereof having power to tax, or in the interpretation by a revenue authority or a court of, or in the administration of, such laws or regulations which become effective on or after the date of issue of this Global Note Certificate, the Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes in individual definitive form and a certificate to such effect signed by an authorised director of the Issuer is delivered to the Note Trustee,
        (each, an "EXCHANGE EVENT").]**

*  Delete for sterling or euro issuance.

** Delete for US dollar issuance.

                                     - 74 -

        Such exchange shall be effected in accordance with paragraph 7 (Delivery of SEC-Registered Individual Note Certificates). The Issuer shall notify the Holder of the occurrence of any such event as soon as practicable thereafter.

7.      DELIVERY OF SEC-REGISTERED INDIVIDUAL NOTE CERTIFICATES

        Whenever this SEC-Registered Global Note Certificate is to be exchanged for SEC-Registered Individual Note Certificates, such SEC-Registered
        Individual Note Certificates shall be issued in an aggregate principal amount equal to the Principal Amount Outstanding of this SEC-Registered
        Global Note Certificate against the surrender of this SEC-Registered
        Global Note Certificate at the Specified Office of the Registrar within five business days of the delivery to the Registrar, by or on behalf of the Holder, or Euroclear and/or Clearstream or DTC, of such information as is required to complete and deliver such SEC-Registered Individual
        Note Certificates (including, without limitation, the names and addresses of the persons in whose names the SEC-Registered Individual
        Note Certificates are to be registered and the principal amount of each such person's holding). Such exchange shall be effected in accordance with the provisions of the Agency Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its
        Specified Office.

8.      CONDITIONS APPLY

        Save as otherwise provided herein, the Holder of this SEC-Registered
        Global Note Certificate shall have the benefit of, and be subject to, the Conditions and, for the purposes of this SEC-Registered Global Note
        Certificate, any reference in the Conditions to "INDIVIDUAL NOTE
        CERTIFICATE" or "INDIVIDUAL NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this
        SEC-Registered Global Note Certificate.

9.      NOTICES

        Notwithstanding the Notices Condition, so long as this SEC-Registered
        Global Note Certificate is held on behalf of Euroclear and/or
        Clearstream or DTC or any other clearing system (an "ALTERNATIVE
        CLEARING SYSTEM"), notices to Holders of Notes represented by this
        SEC-Registered Global Note Certificate may be given by delivery of the relevant notice to Euroclear and/or Clearstream or DTC or such
        Alternative Clearing System (as the case may be).

10.     LEGENDS

        The statements set out in the legends above are an integral part of this
        SEC-Registered Global Note Certificate and, by acceptance hereof, each
        Holder of this SEC-Registered Global Note Certificate agrees to be subject to and bound by such legends.

11.     DETERMINATION OF ENTITLEMENT

                                     - 75 -

        This SEC-Registered Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the
        Register and only the Holder is entitled to payment in respect of this
        SEC-Registered Global Note Certificate.

12.     AUTHENTICATION

        This SEC-Registered Global Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the
        Registrar.

13.     GOVERNING LAW

        This SEC-Registered Global Note Certificate, and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

                                     - 76 -

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

TURQUOISE CARD BACKED SECURITIES PLC

By:     _______________________________

        [manual or facsimile signature]

        (duly authorised)

ISSUED as of [o]

AUTHENTICATED for and on behalf of

[HSBC BANK PLC OR HSBC BANK USA, NATIONAL ASSOCIATION, AS APPLICABLE]

as Registrar

without recourse, warranty or liability

By:     _______________________________

        [manual signature]

        (duly authorised)

                                     - 77 -

                                FORM OF TRANSFER

FOR VALUE RECEIVED _______________________________________, being the registered holder of this SEC-Registered Global Note Certificate, hereby transfers to______________________________________________________________________________
________________________________________________________________________________
of______________________________________________________________________________
________________________________________________________________________________
___________________, [(pound)/EUR/U.S.$] __________________________ in principal amount of the [(pound)/EUR/U.S.$] [amount] Class [A/B/C] Asset Backed
[Floating/Fixed] Rate Notes due [o] (the "NOTES") of Turquoise Card Backed
Securities plc (the "ISSUER") and irrevocably requests and authorises [HSBC Bank plc or HSBC Bank USA, National Association, as applicable], in its capacity as registrar in relation to the Notes (or any successor to [HSBC Bank plc or HSBC
Bank USA, National Association, as applicable], in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:  _______________________________

By:     _______________________________

        (duly authorised)

NOTES

        (a)     The name of the person by or on whose behalf this form of
                transfer is signed must correspond with the name of the
                registered holder as it appears on the face of this
                SEC-Registered Global Note Certificate.

        (b)     A representative of such registered holder should state the capacity in which he signs, e.g. executor.

        (c)     The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

                                     - 78 -

[Attached to each SEC-Registered Global Note Certificate:]

                              TERMS AND CONDITIONS

                [As set out in Schedule 1 of the Note Trust Deed]

[At the foot of the Terms and Conditions:]

                          REGISTRAR [AND PAYING AGENT]

      [HSBC Bank plc or HSBC Bank USA, National Association, as applicable]

                        [8 Canada Square, London, E14 5HQ

                                       or

                               10 East 40th Street

                               New York, NY 10016]

                         PAYING AGENT AND TRANSFER AGENT

                                       [o]

                                       [o]

                                     - 79 -

                                   SCHEDULE 3

                                     PART A

                  FORM OF RULE 144A INDIVIDUAL NOTE CERTIFICATE

                                                     Serial Number: ____________

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), ANY STATE SECURITIES
LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND
NEITHER THE ISSUER NOR THE SECURITISED PORTFOLIO HAS BEEN REGISTERED UNDER THE
UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT
COMPANY ACT"). THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS NOTE, REPRESENTS
THAT IT HAS OBTAINED THIS NOTE IN A TRANSACTION IN COMPLIANCE WITH THE
SECURITIES ACT AND ALL OTHER APPLICABLE LAWS OF THE UNITED STATES OR ANY OTHER
JURISDICTION, AND THE RESTRICTIONS ON SALE AND TRANSFER SET FORTH IN THE TRUST
DEED (THE "TRUST DEED"), DATED 23 MAY, 2006, BETWEEN THE ISSUER AND LAW
DEBENTURE TRUST COMPANY OF NEW YORK (THE "NOTE TRUSTEE"). THE HOLDER HEREOF, BY
ITS ACCEPTANCE OF THIS NOTE, FURTHER REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT
WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (OR ANY
INTEREST HEREIN) EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND ALL OTHER
APPLICABLE LAWS OF ANY JURISDICTION AND IN ACCORDANCE WITH THE RESTRICTIONS,
CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE TRUST DEED (I) TO A
TRANSFEREE THAT IS A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED
INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (A "QIB")
PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QIB IN COMPLIANCE
WITH RULE 144A UNDER THE SECURITIES ACT OR (II) TO A TRANSFEREE THAT IS NOT A
U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) AND THAT IS
ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR
RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND, IN THE CASE OF CLAUSES
(I) AND (II), IN A PRINCIPAL AMOUNT WITH RESPECT TO EACH CLASS OF NOTES OF NOT
LESS THAN (EURO)50,000 (OR THE EQUIVALENT THEREOF IN THE SPECIFIED CURRENCY) FOR
THE PURCHASER AND FOR EACH ACCOUNT FOR WHICH IT IS ACTING. EACH PURCHASER OR
TRANSFEREE OF THIS NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND
AGREEMENTS SET FORTH IN THE TRUST DEED.

EACH TRANSFEROR OF THIS NOTE AGREES TO PROVIDE NOTICE OF THE TRANSFER
RESTRICTIONS SET FORTH HEREIN AND IN THE TRUST DEED TO THE TRANSFEREE.

                                     - 80 -

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST
HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS
NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT
PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA"), A "PLAN" WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE
THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R.
2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY
FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION
406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON
BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT
DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH
OTHER EMPLOYEE BENEFIT PLAN, ARE NOT IN VIOLATION OF ANY SUCH SUBSTANTIALLY
SIMILAR LAW).

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE TRUST DEED. ACCORDINGLY,
THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT
SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS
CURRENT PRINCIPAL AMOUNT BY INQUIRY OF [HSBC BANK PLC] AS THE PRINCIPAL PAYING
AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF
THE TRUST DEED OR ANY OTHER TRANSACTION DOCUMENT, ALL PAYMENTS OF PRINCIPAL,
INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUER IN RESPECT OF THE NOTES OR
UNDER ANY TRANSACTION DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF
PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS
RECOVERED BY OR ON BEHALF OF, THE ISSUER IN RESPECT OF THE SECURITY (AS DEFINED
IN THE SECURITY TRUST DEED, DATED 23 MAY 2006, AMONG TURQUOISE FUNDING 1
LIMITED, TURQUOISE RECEIVABLES TRUSTEE LIMITED, LAW DEBENTURE TRUST COMPANY OF
NEW YORK, BEDELL TRUST COMPANY LIMITED AND HSBC BANK PLC (THE "SECURITY TRUST
DEED")). IF THE PROCEEDS OF THE SECURITY (AS DEFINED IN THE SECURITY TRUST DEED)
ARE NOT SUFFICIENT FOR THE ISSUER TO MEET ITS OBLIGATIONS IN RESPECT OF THE
NOTES AND OTHER TRANSACTION DOCUMENTS, NO OTHER ASSETS OF THE ISSUER WILL BE
AVAILABLE TO MEET SUCH INSUFFICIENCY.

                      TURQUOISE CARD BACKED SECURITIES PLC

                   (incorporated with limited liability under
                         the laws of England and Wales)

                                     - 81 -

                           [(POUND)/EUR/U.S.$][AMOUNT]

         CLASS [A/B/C] ASSET BACKED [FLOATING/FIXED] RATE NOTES DUE [o]

This Individual Note Certificate is issued in respect of the above captioned
Notes (the "NOTES") of Turquoise Card Backed Securities plc (the "ISSUER"). The
Notes are constituted by, are subject to, and have the benefit of the Note Trust
Deed and are the subject of the Agency Agreement and the other Documents.

Any reference herein to the "CONDITIONS" is to the terms and conditions of the
Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

In this Individual Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

This is to certify that:

                        ________________________________

                        of _____________________________

                        ________________________________

is the person registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "HOLDER") of:

        [(POUND)/EUR/U.S.$] [AMOUNT] _______________________________

        (___________________________ [CURRENCY AND AMOUNT IN WORDS])

in aggregate principal amount of the Class [A/B/C] Notes.

The Issuer, for value received, promises to pay such principal sum to the Holder on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

The statements set out in the legend above are an integral part of this
Individual Note Certificate and, by acceptance hereof, each Holder of this
Individual Note Certificate agrees to be subject to and bound by such legends.

This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the
Holder is entitled to payment in respect of this Individual Note Certificate.

This Individual Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the Registrar.

                                     - 82 -

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

TURQUOISE CARD BACKED SECURITIES PLC

By:     _______________________________
        [manual or facsimile signature]
        (duly authorised)

ISSUED as of [o]

AUTHENTICATED for and on behalf of
[HSBC BANK USA, NATIONAL ASSOCIATION]
as Registrar
without recourse, warranty or liability

By:     _______________________________
        [manual signature]
        (duly authorised)

                                     - 83 -

                                FORM OF TRANSFER

FOR VALUE RECEIVED _______________________________, being the registered holder of this Individual Note Certificate, hereby transfers to _______________________
________________________________________________________________________________
of _____________________________________________________________________________
________________________________________________________________________________
____________________________________________________________ [(pound)/EUR/U.S.$]
_______________________ in principal amount of the [(pound)/EUR/U.S.$] [amount]
Class [A/B/C] Asset Backed [Floating/Fixed] Rate] Notes due [o] (the "NOTES") of
Turquoise Card Backed Securities plc (the "ISSUER") and irrevocably requests and authorises [HSBC Bank USA, National Association], in its capacity as registrar in relation to the Notes (or any successor to [HSBC Bank USA, National
Association], in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

We, as transferor of the Notes represented by this Individual Note Certificate, hereby certify that such Notes are being transferred in accordance with the transfer restrictions set forth in the Base Prospectus relating to the Notes dated [date] and in accordance with the terms of any legend on this Individual
Note Certificate and that we are transferring such Notes(1):

1.      [ ]     to a person whom we reasonably believe is purchasing for its own account or accounts as to which it exercises sole investment discretion; such person and each such account is a qualified institutional buyer (as defined in Rule 144A under the United
                States Securities Act of 1933, as amended (the "SECURITIES
                ACT")); the purchaser is aware that the sale to it is being made in reliance upon Rule 144A under the Securities Act and such transaction meets the requirements of Rule 144A under the
                Securities Act and is in accordance with any applicable
                securities laws of any state of the United States or any other jurisdiction; or

2.      [ ]     to the Issuer or any of affiliates; or

3.      [ ]     in accordance with Regulation S under the Securities Act, and, accordingly, we hereby certify that:

                        (a)     the offer of the Notes was not made to a person
                                in the United States;

        [ ](2)          (b)     at the time the buy order was originated, the
                                buyer was outside the United States or we or any
                                person acting on our behalf reasonably believed
                                that the buyer was outside the United States; or

        [ ]             (c)     the transaction was executed in, on or through
                                the facilities of a designated offshore
                                securities market and neither we nor any

(1) Tick one of the following boxes 1,2,3 or 4.

(2) Tick box for one of alternative sub-paragraphs (b) as appropriate.

                                     - 84 -

                                person acting on our behalf know that the
                                transaction was prearranged with a buyer in the
                                United States;

                        (d)     no directed selling efforts have been made in
                                contravention of the requirements of Rule 903(b)
                                or 904(b) of Regulation S, as applicable;

                        (e)     the transaction is not part of a plan or scheme
                                to evade the registration requirements of the
                                Securities Act; and

                        (f)     with regard to transfers occurring within the
                                period prior to and including the fortieth day
                                after the issue date of the Notes, the Notes to
                                which this form of transfer relates shall be
                                held through either Euroclear or Clearstream; or

4.      [ ]     pursuant to an exemption from registration provided by Rule 144A under the Securities Act, if available.

If none of the foregoing boxes is ticked, the Registrar shall not be obliged to register the transfer of the Notes.

Dated:  _______________________________

By:     _______________________________
        (duly authorised)

NOTES

        (a)     The name of the person by or on whose behalf this form of
                transfer is signed must correspond with the name of the
                registered holder as it appears on the face of this Individual
                Note Certificate.

        (b)     A representative of such registered holder should state the capacity in which he signs, e.g. executor.

        (c)     The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

        (d)     Any transfer of Notes shall be in an amount equal to [currency]
                [amount] or any integral multiple of [currency] [amount] in excess thereof.

                                     - 85 -

[Attached to each Individual Note Certificate:]

                              TERMS AND CONDITIONS

                [As set out in Schedule 1 of the Note Trust Deed]

[At the foot of the Terms and Conditions:]

                           REGISTRAR AND PAYING AGENT

                      [HSBC BANK USA, NATIONAL ASSOCIATION]

                               10 East 40th Street

                               New York, NY 10016

                         PAYING AGENT AND TRANSFER AGENT

                                       [o]

                                       [o]

                                     - 86 -

                                     PART B

                FORM OF REGULATION S INDIVIDUAL NOTE CERTIFICATE

                                                     Serial Number: ____________

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), ANY STATE SECURITIES
LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND
NEITHER THE ISSUER NOR THE SECURITISED PORTFOLIO HAS BEEN REGISTERED UNDER THE
UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT
COMPANY ACT"). THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS NOTE, REPRESENTS
THAT IT HAS OBTAINED THIS NOTE IN A TRANSACTION IN COMPLIANCE WITH THE
SECURITIES ACT AND ALL OTHER APPLICABLE LAWS OF THE UNITED STATES OR ANY OTHER
JURISDICTION, AND THE RESTRICTIONS ON SALE AND TRANSFER SET FORTH IN THE TRUST
DEED (THE "TRUST DEED"), DATED 23 MAY, 2006, BETWEEN THE ISSUER AND LAW
DEBENTURE TRUST COMPANY OF NEW YORK (THE "NOTE TRUSTEE"). THE HOLDER HEREOF, BY
ITS ACCEPTANCE OF THIS NOTE, FURTHER REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT
WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (OR ANY
INTEREST HEREIN) EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND ALL OTHER
APPLICABLE LAWS OF ANY JURISDICTION AND IN ACCORDANCE WITH THE RESTRICTIONS,
CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE TRUST DEED (I) TO A
TRANSFEREE THAT IS A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED
INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (A "QIB")
PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QIB IN COMPLIANCE
WITH RULE 144A UNDER THE SECURITIES ACT OR (II) TO A TRANSFEREE THAT IS NOT A
U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) AND THAT IS
ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR
RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND, IN THE CASE OF CLAUSES
(I) AND (II), IN A PRINCIPAL AMOUNT WITH RESPECT TO EACH CLASS OF NOTES OF NOT
LESS THAN (EURO)50,000 (OR THE EQUIVALENT THEREOF IN THE SPECIFIED CURRENCY) FOR
THE PURCHASER AND FOR EACH ACCOUNT FOR WHICH IT IS ACTING. EACH PURCHASER OR
TRANSFEREE OF THIS NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND
AGREEMENTS SET FORTH IN THE TRUST DEED.

EACH TRANSFEROR OF THIS NOTE AGREES TO PROVIDE NOTICE OF THE TRANSFER
RESTRICTIONS SET FORTH HEREIN AND IN THE TRUST DEED TO THE TRANSFEREE.

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST
HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS
NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT
PLAN" SUBJECT TO THE

                                     - 87 -

EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN"
WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS
AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE THE ASSETS OF
ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R. 2510.3-101 OR
OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE,
LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF ANY SUCH
PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THIS NOTE
WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH OTHER EMPLOYEE BENEFIT
PLAN, ARE NOT IN VIOLATION OF ANY SUCH SUBSTANTIALLY SIMILAR LAW).

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE TRUST DEED. ACCORDINGLY,
THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT
SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS
CURRENT PRINCIPAL AMOUNT BY INQUIRY OF [HSBC BANK PLC] AS THE PRINCIPAL PAYING
AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF
THE TRUST DEED OR ANY OTHER TRANSACTION DOCUMENT, ALL PAYMENTS OF PRINCIPAL,
INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUER IN RESPECT OF THE NOTES OR
UNDER ANY TRANSACTION DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF
PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS
RECOVERED BY OR ON BEHALF OF, THE ISSUER IN RESPECT OF THE SECURITY (AS DEFINED
IN THE SECURITY TRUST DEED, DATED 23 MAY 2006, AMONG TURQUOISE FUNDING 1
LIMITED, TURQUOISE RECEIVABLES TRUSTEE LIMITED, LAW DEBENTURE TRUST COMPANY OF
NEW YORK, BEDELL TRUST COMPANY LIMITED AND HSBC BANK PLC (THE "SECURITY TRUST
DEED")). IF THE PROCEEDS OF THE SECURITY (AS DEFINED IN THE SECURITY TRUST DEED)
ARE NOT SUFFICIENT FOR THE ISSUER TO MEET ITS OBLIGATIONS IN RESPECT OF THE
NOTES AND OTHER TRANSACTION DOCUMENTS, NO OTHER ASSETS OF THE ISSUER WILL BE
AVAILABLE TO MEET SUCH INSUFFICIENCY.

                      TURQUOISE CARD BACKED SECURITIES PLC

                   (incorporated with limited liability under
                         the laws of England and Wales)

                           [(POUND)/EUR/U.S.$][AMOUNT]

         CLASS [A/B/C] ASSET BACKED [FLOATING/FIXED] RATE NOTES DUE [o]

                                     - 88 -

This Individual Note Certificate is issued in respect of the above captioned
Notes (the "NOTES") of Turquoise Card Backed Securities plc (the "ISSUER"). The
Notes are constituted by, are subject to, and have the benefit of the Note Trust
Deed and are the subject of the Agency Agreement and other Documents.

Any reference herein to the "CONDITIONS" is to the terms and conditions of the
Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

In this Individual Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

This is to certify that:

                           __________________________

                           of _______________________

                           __________________________

is the person registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "HOLDER") of:

             [(POUND)/EUR/U.S.$][AMOUNT]___________________________

        (_______________________________ [CURRENCY AND AMOUNT IN WORDS])

in aggregate principal amount of the Notes.

The Issuer, for value received, promises to pay such principal sum to the Holder on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the
Holder is entitled to payment in respect of this Individual Note Certificate.

This Individual Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the Registrar.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

TURQUOISE CARD BACKED SECURITIES PLC

                                     - 89 -

By:     _______________________________

        [manual or facsimile signature]

        (duly authorised)

ISSUED as of [o]

AUTHENTICATED for and on behalf of
[HSBC BANK PLC]
as Registrar
without recourse, warranty or liability

By:     _______________________________

        [manual signature]
                                (duly authorised)

                                     - 90 -

                                FORM OF TRANSFER

FOR VALUE RECEIVED __________________________________________, being the registered holder of this Individual Note Certificate, hereby transfers to _____
________________________________________________________________________________
of _____________________________________________________________________________
________________________________________________________________________________
______________________ [currency] ______________________________ in principal amount of the [(pound)/EUR/U.S.$] [amount] Class [A/B/C] Asset Backed
[Floating/Fixed] Rate Notes due [o] (the "NOTES") of Turquoise Card Backed
Securities plc (the "ISSUER") and irrevocably requests and authorises [HSBC Bank plc], in its capacity as registrar in relation to the Notes (or any successor to
[HSBC Bank plc], in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

We, as transferor of the Notes represented by this Individual Note Certificate, hereby certify that such Notes are being transferred in accordance with the transfer restrictions set forth in the Base Prospectus relating to the Notes dated [date] and in accordance with the terms of any legend on this Individual
Note Certificate and that we are transferring such Notes(3):

1.      [ ]     to a person whom we reasonably believe is purchasing for its own account or accounts as to which it exercises sole investment discretion; such person and each such account is a qualified institutional buyer (as defined in Rule 144A under the United
                States Securities Act of 1933, as amended (the "SECURITIES
                ACT")); the purchaser is aware that the sale to it is being made in reliance upon Rule 144A under the Securities Act and such transaction meets the requirements of Rule 144A under the
                Securities Act and is in accordance with any applicable
                securities laws of any state of the United States or any other jurisdiction; or

2.      [ ]     to the Issuer or any of affiliates; or

3.      [ ]     in accordance with Regulation S under the Securities Act, and, accordingly, we hereby certify that:

                        (a)     the offer of the Notes was not made to a person
                                in the United States;

        [ ](4)          (b)     at the time the buy order was originated, the
                                buyer was outside the United States or we or any
                                person acting on our behalf reasonably believed
                                that the buyer was outside the United States; or

                        (c)     the transaction was executed in, on or through
                                the facilities of a designated offshore
                                securities market and neither we nor any person
                                acting on our behalf know that the transaction
                                was

(3) Tick one of the following boxes 1,2,3 or 4.

(4) Tick box for one of alternative sub-paragraphs (b) as appropriate.

                                     - 91 -

                                prearranged with a buyer in the United States;

                        (d)     no directed selling efforts have been made in
                                contravention of the requirements of Rule 903(b)
                                or 904(b) of Regulation S, as applicable;

                        (e)     the transaction is not part of a plan or scheme
                                to evade the registration requirements of the
                                Securities Act; and

                        (f)     with regard to transfers occurring within the
                                period prior to and including the fortieth day
                                after the issue date of the Notes, the Notes to
                                which this form of transfer relates shall be
                                held through either Euroclear or Clearstream; or

4.      [ ]     pursuant to an exemption from registration provided by Rule 144A under the Securities Act, if available.

If none of the foregoing boxes is ticked, the Registrar shall not be obliged to register the transfer of the Notes.

Dated:  _______________________________

By:     _______________________________

        (duly authorised)

NOTES

        (a)     The name of the person by or on whose behalf this form of
                transfer is signed must correspond with the name of the
                registered holder as it appears on the face of this Individual
                Note Certificate.

        (b)     A representative of such registered holder should state the capacity in which he signs, e.g. executor.

        (c)     The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

        (d)     Any transfer of Notes shall be in an amount equal to [currency]
                [amount] or any integral multiple of [currency] [amount] in excess thereof.

                                     - 92 -

[Attached to each Individual Note Certificate:]

                              TERMS AND CONDITIONS

                [As set out in Schedule 1 of the Note Trust Deed]

[At the foot of the Terms and Conditions:]

                           REGISTRAR AND PAYING AGENT

                                 [HSBC BANK PLC]

                       [8 Canada Square, London, E14 5HQ]

                         PAYING AGENT AND TRANSFER AGENT

                                       [o]

                                       [o]

                                     - 93 -

                                     PART C

               FORM OF SEC-REGISTERED INDIVIDUAL NOTE CERTIFICATE

                                                     Serial Number: ____________

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST
HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS
NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT
PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA"), A "PLAN" WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE
THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R.
2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY
FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION
406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON
BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT
DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH
OTHER EMPLOYEE BENEFIT PLAN, ARE NOT IN VIOLATION OF ANY SUCH SUBSTANTIALLY
SIMILAR LAW).

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE TRUST DEED (THE "TRUST
DEED"), DATED 23 MAY 2006, BETWEEN THE ISSUER AND LAW DEBENTURE TRUST COMPANY OF
NEW YORK (THE "NOTE TRUST DEED"). ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS
NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY
PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY
OF HSBC BANK PLC AS THE PRINCIPAL PAYING AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF
THE TRUST DEED OR ANY OTHER TRANSACTION DOCUMENT, ALL PAYMENTS OF PRINCIPAL,
INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUER IN RESPECT OF THE NOTES OR
UNDER ANY TRANSACTION DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF
PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS
RECOVERED BY OR ON BEHALF OF, THE ISSUER IN RESPECT OF THE SECURITY (AS DEFINED
IN THE SECURITY TRUST DEED, DATED 23 MAY 2006, AMONG TURQUOISE FUNDING 1
LIMITED, TURQUOISE RECEIVABLES TRUSTEE LIMITED, LAW DEBENTURE TRUST COMPANY OF
NEW YORK, BEDELL TRUST COMPANY LIMITED AND HSBC BANK PLC (THE "SECURITY TRUST
DEED")). IF THE PROCEEDS OF THE SECURITY (AS DEFINED IN THE SECURITY TRUST DEED)
ARE NOT SUFFICIENT FOR THE ISSUER TO MEET ITS OBLIGATIONS IN RESPECT OF

                                     - 94 -

THE NOTES AND OTHER TRANSACTION DOCUMENTS, NO OTHER ASSETS OF THE ISSUER WILL BE
AVAILABLE TO MEET SUCH INSUFFICIENCY.

                      TURQUOISE CARD BACKED SECURITIES PLC

                   (incorporated with limited liability under
                         the laws of England and Wales)

                           [(POUND)/EUR/U.S.$][AMOUNT]

         CLASS [A/B/C] ASSET BACKED [FLOATING/FIXED] RATE NOTES DUE [o]

This Individual Note Certificate is issued in respect of the above captioned
Notes (the "NOTES") of Turquoise Card Backed Securities plc (the "ISSUER"). The
Notes are constituted by, are subject to, and have the benefit of the Note Trust
Deed and are the subject of the Agency Agreement and the other Documents.

Any reference herein to the "CONDITIONS" is to the terms and conditions of the
Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

In this Individual Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

This is to certify that:

                           ___________________________

                           of_________________________

                           ___________________________

is the person registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "Holder") of:

        [(pound)/EUR/U.S.$] [amount]____________________________________

        (________________________________[CURRENCY AND AMOUNT IN WORDS])

in aggregate principal amount of the Class [A/B/C] Notes.

The Issuer, for value received, promises to pay such principal sum to the Holder on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

                                     - 95 -

The statements set out in the legend above are an integral part of this
Individual Note Certificate and, by acceptance hereof, each Holder of this
Individual Note Certificate agrees to be subject to and bound by such legends.

This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the
Holder is entitled to payment in respect of this Individual Note Certificate.

This Individual Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the Registrar.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

TURQUOISE CARD BACKED SECURITIES PLC

By:     _______________________________
        [manual or facsimile signature]
        (duly authorised)

ISSUED as of [o]

AUTHENTICATED for and on behalf of
[HSBC BANK PLC OR HSBC BANK USA, NATIONAL ASSOCIATION, AS APPLICABLE]
as Registrar
without recourse, warranty or liability

By:     _______________________________
        [manual signature]
        (duly authorised)

                                     - 96 -

                                FORM OF TRANSFER

FOR VALUE RECEIVED __________________________________, being the registered holder of this Individual Note Certificate, hereby transfers to ________________
________________________________________________________________________________
of______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________ [(pound)/EUR/U.S.$] ___________________________ in principal amount of the [(pound)/EUR/U.S.$] [amount] Class [A/B/C] Asset Backed
[Floating/Fixed] Rate] Notes due [o] (the "Notes") of Turquoise Card Backed
Securities plc (the "Issuer") and irrevocably requests and authorises [HSBC Bank plc or HSBC Bank USA, National Association, as applicable], in its capacity as registrar in relation to the Notes (or any successor to [HSBC Bank plc or HSBC
Bank USA, National Association, as applicable], in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:  _______________________________

By:     _______________________________
        (duly authorised)

NOTES

        (a)     The name of the person by or on whose behalf this form of
                transfer is signed must correspond with the name of the
                registered holder as it appears on the face of this Individual
                Note Certificate.

        (b)     A representative of such registered holder should state the capacity in which he signs, e.g. executor.

        (c)     The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

        (d)     Any transfer of Notes shall be in an amount equal to [currency]
                [amount] or any integral multiple of [currency] [amount] in excess thereof.

                                     - 97 -

[Attached to each Individual Note Certificate:]

                              TERMS AND CONDITIONS

                [As set out in Schedule 1 of the Note Trust Deed]

[At the foot of the Terms and Conditions:]

                           REGISTRAR AND PAYING AGENT

      [HSBC BANK PLC OR HSBC BANK USA, NATIONAL ASSOCIATION, AS APPLICABLE]

                        8 Canada Square, London, E14 5HQ

                                       or

                               10 East 40th Street

                               New York, NY 10016

                         PAYING AGENT AND TRANSFER AGENT

                                       [o]

                                       [o]

                                     - 98 -

                                   SCHEDULE 4

                     PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1.      DEFINITIONS

In this Note Trust Deed and the Conditions, the following expressions have the following meanings:

1.1     In relation to Meetings:

"BLOCK VOTING INSTRUCTION" means, in relation to any Meeting, a document in the
English language issued by a Registrar:

        (a)     certifying:

        (i)   that certain specified Notes (each a "BLOCKED NOTE") have been blocked in an account with a clearing system and will not be released until the conclusion of the Meeting and that the holder of each Blocked Note or a duly authorised person on its behalf has instructed such Registrar that the votes attributable to such
              Blocked Note are to be cast in a particular way on each resolution to be put to the Meeting; or

        (ii)  that each registered holder of certain specified Notes (each a
              "RELEVANT NOTE") or a duly authorised person on its behalf has instructed such Registrar that the votes attributable to each
              Relevant Note held by it are to be cast in a particular way on each resolution to be put to the Meeting; and

              in each case that, during the period of 48 hours before the time fixed for the Meeting, such instructions may not be amended or revoked;

        (b)     listing the total principal amount of the Blocked Notes and the
                Relevant Notes, distinguishing for each resolution between those in respect of which instructions have been given to vote for, or against, the resolution; and

        (c)     authorising a named individual or individuals to vote in respect of the Blocked Notes and the Relevant Notes in accordance with such instructions;

"FORM OF PROXY" means, in relation to any Meeting, a document in the English language available from a Registrar signed by a Noteholder or, in the case of a corporation, executed under its seal or signed on its behalf by a duly authorised officer and delivered to the relevant Registrar not later than 48 hours before the time fixed for such Meeting, appointing a named individual or individuals to vote in respect of the Notes held by such Noteholder;

"PROXY", in the case of Notes means, in relation to any Meeting, a person appointed to vote under a Block Voting Instruction or a Form of Proxy other than:

                                     - 99 -

        (a)     any such person whose appointment has been revoked and in
                relation to whom the relevant Registrar has been notified in writing of such revocation by the time which is 48 hours before the time fixed for such Meeting; and

        (b)     any such person appointed to vote at a Meeting which has been adjourned for want of a quorum and who has not been re-appointed to vote at the Meeting when it is resumed;

"RELEVANT FRACTION" means:

                (a)     for all business other than voting on an Extraordinary
                        Resolution, one tenth;

                (b)     for voting on any Extraordinary Resolution other than
                        one relating to a Basic Terms Modification, two or more
                        persons holding or representing a clear majority of the
                        aggregate Principal Amount Outstanding of the
                        outstanding Notes of the relevant Class, Sub-Class or
                        Series; and

                (c)     for voting on any Extraordinary Resolution relating to a
                        Basic Terms Modification, two or more persons holding or
                        representing in aggregate not less than 75 per cent. of
                        the aggregate Principal Amount Outstanding of the
                        outstanding Notes of the relevant Class, Sub-Class or
                        Series;

PROVIDED THAT, so long as at least the Relevant Fraction of the aggregate principal amount of the outstanding Notes is represented by the Global Note
Certificate or a single Individual Note Certificate, a Voter appointed in relation thereto or being the holder of the Notes represented thereby shall be deemed to be two Voters for the purposes set out in this definition;

PROVIDED FURTHER THAT, in the case of a Meeting which has resumed after adjournment for want of a quorum, it means:

        (i)     for all business other than voting on an Extraordinary
                Resolution relating to a Basic Terms Modification, two or more persons whatever the Principal Amount Outstanding of the
                outstanding Notes of the relevant Class, Sub-Class or Series so held or represented by such persons; and

        (ii)    for voting on any Extraordinary Resolution relating to a Basic
                Terms Modification, two or more persons holding or representing in the aggregate not less than 331/3 per cent. of the aggregate
                Principal Amount Outstanding of the outstanding Notes of the relevant Class, Sub-Class or Series;

"VOTER" means, in relation to any Meeting, (a) a Proxy or (b) (subject to paragraph 5 (Record Date) below) a Noteholder; provided, however, that (subject to paragraph 5 (Record Date) below) any Noteholder which has appointed a Proxy under a Block Voting Instruction or Form of Proxy shall not be a "Voter" except to the extent that such appointment has been revoked and the relevant Registrar notified in writing of such revocation at least 48 hours before the time fixed for such Meeting;

                                     - 100 -

"WRITTEN RESOLUTION" means a resolution in writing signed by or on behalf of all holders of Notes who for the time being are entitled to receive notice of a
Meeting in accordance with the provisions of this Schedule, whether contained in one document or several documents in the same form, each signed by or on behalf of one or more such holders of the Notes;

"24 HOURS" means a period of 24 hours including all or part of a day
(disregarding for this purpose the day upon which such Meeting is to be held)
upon which banks are open for business in both the place where the relevant
Meeting is to be held and in each of the places where the Paying Agents have their Specified Offices and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid; and

"48 HOURS" means 2 consecutive periods of 24 hours.

2.      ISSUE OF BLOCK VOTING INSTRUCTIONS AND FORMS OF PROXY

        The holder of a Note may require the relevant Registrar to issue a Block
        Voting Instruction by arranging (to the satisfaction of such Registrar)
        for such Note to be blocked in an account with a clearing system not later than 48 hours before the time fixed for the relevant Meeting. The holder of a Note may require the relevant Registrar to issue a Block
        Voting Instruction by delivering to such Registrar written instructions not later than 48 hours before the time fixed for the relevant Meeting.
        Any holder of a Note may obtain an uncompleted and unexecuted Form of
        Proxy from the relevant Registrar. A Block Voting Instruction and a Form of Proxy cannot be outstanding simultaneously in respect of the same
        Note.

3.      REFERENCES TO BLOCKING/RELEASE OF NOTES

        Where Notes are represented by a Global Note Certificate are within a clearing system, references to the blocking, or release, of Notes shall be construed in accordance with the usual practices (including blocking the relevant account) of such clearing system.

4.      RECORD DATE

        The Issuer may fix a record date for the purposes of any Meeting or any resumption thereof following its adjournment for want of a quorum provided that such record date is not more than 10 days prior to the time fixed for such Meeting or (as the case may be) its resumption. The person in whose name a Note is registered in the relevant Register on the record date at the close of business in the city in which the
        Registrar that is maintaining such Register has its Specified Office shall be deemed to be the holder of such Note for the purposes of such
        Meeting and notwithstanding any subsequent transfer of such Note or entries in such Register.

5.      CONVENING OF MEETING

        The Issuer or the Note Trustee may convene a Meeting at any time, and the Note Trustee shall be obliged to do so subject to its being indemnified and/or secured to its satisfaction upon the request in writing of Noteholders holding not less than one tenth of the aggregate
        Principal Amount Outstanding of the outstanding Notes. Every Meeting shall be held on a date, and at a time and place, approved by the Note
        Trustee.

                                     - 101 -

6.      NOTICE

6.1     At least 21 days' notice (exclusive of the day on which the notice is given and of the day on which the relevant Meeting is to be held)
        specifying the date, time and place of the Meeting shall be given to
        Noteholders, (with a copy to the Issuer where the Meeting is convened by the Note Trustee or, where the Meeting is convened by the Issuer, the
        Note Trustee); and

6.2     The notice shall set out the full text of any resolutions to be proposed unless the Note Trustee agrees that the notice shall instead specify the nature of the resolutions without including the full text and shall state that Notes may be blocked in clearing systems for the purposes of appointing Proxies under Block Voting Instructions until 48 hours before the time fixed for the Meeting and a Noteholder may appoint a Proxy either under a Block Voting Instruction by delivering written instructions to the relevant Registrar or by executing and delivering a
        Form of Proxy to the Specified Office of the such Registrar, in either case until 48 hours before the time fixed for the Meeting.

7.      CHAIRMAN

        An individual (who may, but need not, be a Noteholder) nominated in writing by the Note Trustee may take the chair at any Meeting but, if no such nomination is made or if the individual nominated is not present within 15 minutes after the time fixed for the Meeting, those present shall elect one of themselves to take the chair failing which, the
        Issuer may appoint a Chairman. The Chairman of an adjourned Meeting need not be the same person as was the Chairman of the original Meeting.

8.      QUORUM

        The quorum at any Meeting shall be at least two Voters representing or holding not less than the Relevant Fraction of the aggregate Principal
        Amount Outstanding of the outstanding Notes; provided, however, that, so long as at least the Relevant Fraction of the aggregate Principal Amount
        Outstanding of the outstanding Notes is represented by the Global Note
        Certificate or a single Individual Note Certificate, a Voter appointed in relation thereto or being the holder of the Notes represented thereby shall be deemed to be two Voters for the purpose of forming a quorum.

9.      ADJOURNMENT FOR WANT OF QUORUM

        If within 15 minutes after the time fixed for any Meeting a quorum is not present, then:

        9.1.1   in the case of a Meeting requested by Noteholders, it shall be dissolved; and

        9.1.2   in the case of any other Meeting (unless the Issuer and the Note
                Trustee otherwise agree), it shall be adjourned for such period
                (which shall be not less than 14 days and not more than 42 days)
                and to such place as the Chairman determines (with the approval of the Note Trustee); provided, however, that:

                        (a)     the Meeting shall be dissolved if the Issuer and
                                the Note Trustee together so decide; and

                                     - 102 -

                        (b)     no Meeting may be adjourned more than once for
                                want of a quorum.

10.     ADJOURNED MEETING

        The Chairman may, with the consent of, and shall if directed by, any
        Meeting adjourn such Meeting from time to time and from place to place, but no business shall be transacted at any adjourned Meeting except business which might lawfully have been transacted at the Meeting from which the adjournment took place.

11.     NOTICE FOLLOWING ADJOURNMENT

        Paragraph 7 (Notice) shall apply to any Meeting which is to be resumed after adjournment for want of a quorum save that:

        11.1.1  10 days' notice (exclusive of the day on which the notice is given and of the day on which the Meeting is to be resumed)
                shall be sufficient; and

        11.1.2  the notice shall specifically set out the quorum requirements which will apply when the Meeting resumes.

        It shall not be necessary to give notice of the resumption of a Meeting which has been adjourned for any other reason.

12.     PARTICIPATION

        The following may attend and speak at a Meeting:

        12.1.1  Voters;

        12.1.2  representatives of the Issuer and the Note Trustee;

        12.1.3  the financial advisers of the Issuer and the Note Trustee;

        12.1.4  the legal counsel to the Issuer and the Note Trustee and such advisers;

        12.1.5  any other person approved by the Meeting or the Note Trustee;
                and

        12.1.6  the relevant Registrars.

13.     SHOW OF HANDS

        Every question submitted to a Meeting shall be decided in the first instance by a show of hands. Unless a poll is validly demanded before or at the time that the result is declared, the Chairman's declaration that on a show of hands a resolution has been passed, passed by a particular majority, rejected or rejected by a particular majority shall be conclusive, without proof of the number of votes cast for, or against, the resolution. Where there is only one Voter, this paragraph shall not apply and the resolution will immediately be decided by means of a poll.

                                     - 103 -

14.     POLL

        A demand for a poll shall be valid if it is made by the Chairman, the
        Issuer, the Note Trustee or one or more Voters representing or holding not less than one half of the aggregate Principal Amount Outstanding of the outstanding Notes. The poll may be taken immediately or after such adjournment as the Chairman directs, but any poll demanded on the election of the Chairman or on any question of adjournment shall be taken at the Meeting without adjournment. A valid demand for a poll shall not prevent the continuation of the relevant Meeting for any other business as the Chairman directs.

15.     VOTES

        Every Voter shall have:

        15.1.1  on a show of hands, one vote; and

        15.1.2  on a poll, one vote in respect of each [Euro]/[(pound)]/[US$]1 or such other amount as the Note Trustee may in its absolute discretion stipulate (or, in the case of Meetings of holders of
                Notes denominated in another currency, such amount in such other currency as the Note Trustee in its absolute discretion may stipulate) in nominal amount of the outstanding Note(s)
                represented or held by him.

        Unless the terms of any Block Voting Instruction or Form of Proxy state otherwise, a Voter shall not be obliged to exercise all the votes to which he is entitled or to cast all the votes which he exercises in the same way. In the case of a voting tie the Chairman shall have a casting vote.

        In the case of any Meeting of holders of more than one Series or Class or Sub-Class of Notes where not all such Series or Class or Sub-Class are in the same currency, the principal amount of such Notes shall for all purposes in this Schedule (whether inter alia in respect of the
        Meeting or any poll resulting therefrom), be the equivalent in U.S.
        Dollars translated at the rate specified in the relevant Prospectus
        Supplement/ Final Terms relating to such Notes. In such circumstances, on any poll each person present shall have one vote for each Unit of
        Notes (converted as above) which he holds.

        In this paragraph, a "UNIT" means the lowest denomination of the Notes as stated in the applicable Note Trust Deed Supplement or in the case of a Meeting of Noteholders of more than one Series, shall be the lowest common denominator of the lowest denomination of the Notes.

16.     VALIDITY OF VOTES BY PROXIES

16.1    Any vote by a Proxy in accordance with the Block Voting Instruction or
        Form of Proxy shall be valid even if such Block Voting Instruction or
        Form of Proxy or any instruction pursuant to which it was given has been amended or revoked, provided that neither the Issuer, the Note Trustee nor the Chairman has been notified in writing of such amendment or revocation by the time which is 24 hours before the time fixed for the relevant Meeting; or

                                     - 104 -

16.2    Unless revoked, any appointment of a Proxy under a Block Voting
        Instruction or Form of Proxy in relation to a Meeting shall remain in force in relation to any resumption of such Meeting following an adjournment; provided, however, that no such appointment of a Proxy in relation to a Meeting originally convened which has been adjourned for want of a quorum shall remain in force in relation to such Meeting when it is resumed. Any person appointed to vote at such a Meeting must be re-appointed under a Block Voting Instruction or Form of Proxy to vote at the Meeting when it is resumed.

17.     POWERS

        A Meeting shall have power (exercisable only by Extraordinary
        Resolution), without prejudice to any other powers conferred on it or any other person:

        17.1.1  to approve any Basic Terms Modification;

        17.1.2  to approve any proposal by the Issuer for any modification, abrogation, variation or compromise of any provisions of this
                Note Trust Deed or the Conditions or any arrangement in respect of the obligations of the Issuer under or in respect of the
                Notes;

        17.1.3  (Other than as permitted under Clause 10.3 (Substitution) of this Note Trust Deed) to approve the substitution of any person for the Issuer (or any previous substitute) as principal obligor under the Notes;

        17.1.4  (Other than as permitted under Clause 10.1 (Waiver) of this Note
                Trust Deed) to waive any breach or authorise any proposed breach by the Issuer of its obligations under or in respect of this
                Note Trust Deed or the Notes or any act or omission which might otherwise constitute an Event of Default under the Notes;

        17.1.5  to remove any Note Trustee;

        17.1.6  to approve the appointment of a new Note Trustee;

        17.1.7  to authorise the Note Trustee (subject to its being indemnified and/or secured to its satisfaction) or any other person to execute all documents and do all things necessary to give effect to any Extraordinary Resolution;

        17.1.8  to discharge or exonerate the Note Trustee from any liability in respect of any act or omission for which it may become
                responsible under the Security Documents;

        17.1.9  to give any other authorisation or approval which under the
                Security Documents is required to be given by Extraordinary
                Resolution; and

        17.1.10 to appoint any persons as a committee to represent the interests of the Noteholders and to confer upon such committee any powers which the Noteholders could themselves exercise by Extraordinary
                Resolution.

                                     - 105 -

18.     EXTRAORDINARY RESOLUTION BINDS ALL HOLDERS

        An Extraordinary Resolution shall be binding, subject as provided by
        Clause 22 (Several Series) and Clause 23 (Several Classes) below upon all Noteholders and each of the Noteholders shall be bound to give effect to it accordingly. Notice of the result of every vote on an
        Extraordinary Resolution shall be given to the Noteholders and the relevant Registrars with a copy to the Issuer, and the Note Trustee within 14 days of the conclusion of the Meeting.

19.     MINUTES

        Minutes of all resolutions and proceedings at each Meeting shall be made. The Chairman shall sign the minutes, which shall be prima facie evidence of the proceedings recorded therein. Unless and until the contrary is proved, every such Meeting in respect of the proceedings of which minutes have been summarised and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

20.     WRITTEN RESOLUTION

        A Written Resolution shall take effect as if it were an Extraordinary
        Resolution.

21.     FURTHER REGULATIONS

        Subject to all other provisions contained in this Note Trust Deed, the
        Note Trustee may without the consent of the Issuer or the Noteholders prescribe such further regulations regarding the holding of Meetings of
        Noteholders and attendance and voting at them as the Note Trustee may in its sole discretion determine.

22.     SEVERAL SERIES

        The following provisions shall apply where outstanding Notes belong to more than one Series:

        22.1.1  Business which in the opinion of the Note Trustee affects the
                Notes of only one Series shall be transacted at a separate
                Meeting of the holders of the Notes of that Series.

        22.1.2  Business which in the opinion of the Note Trustee affects the
                Notes of more than one Series but does not give rise to an actual or potential conflict of interest between the holder of
                Notes or one such Series and the holders of Notes of any other such Series shall be transacted either at separate Meetings of the holders of the Notes of each such Series or at a single
                Meeting of the holders of the Notes of all such Series, as the
                Note Trustee shall in its absolute discretion determine.

        22.1.3  Business which in the opinion of the Note Trustee affects the
                Notes of more than one Series and gives rise to an actual or potential conflict of interest between the holders of Notes of one such Series and the holders of Notes of any other such
                Series shall be transacted at separate Meetings of the holders of the Notes of each such Series.

                                     - 106 -

        22.1.4  The preceding paragraphs of this Schedule shall be applied as if references to the Notes and Noteholders were to the Notes of the relevant Series and to the holders of such Notes.

        22.1.5  For the avoidance of doubt, any instruction to be given by the
                Noteholders to the Note Trustee in respect of enforcing the
                Security under Clause 11 (Enforcement) shall be given at a single meeting of holders of the Notes of all Series.

        22.1.6  In this paragraph, "BUSINESS" includes (without limitation) the passing or rejection of any resolution.

23.     SEVERAL CLASSES OR SUB-CLASSES

23.1    Without prejudice to Clause 22 (Several Series) The following provisions shall apply where outstanding Notes belong to more than one Class or
        Sub-Class:

        23.1.1  Business which in the opinion of the Trustee affects the Notes of only one Class or Sub-Class shall be transacted at a separate
                Meeting of the holders of the Notes of that Class or Sub-Class;

        23.1.2  Business which in the opinion of the Trustee affects the Notes of more than one Class or Sub-Class but does not give rise to an actual or potential conflict of interest between the holder of
                Notes or one such Class or Sub-Class and the holders of Notes of any other such Class or Sub-Class shall be transacted either at separate Meetings of the holders of the Notes of each such Class or Sub-Class or at a single Meeting of the holders of the Notes of all such Classes or Sub-Classes, as the Trustee shall in its absolute discretion determine.

        23.1.3  Business which in the opinion of the Trustee affects the Notes of more than one Class or Sub-Class and gives rise to an actual or potential conflict of interest between the holders of Notes of one such Class or Sub-Class and the holders of Notes of any other such Class or Sub-Class shall be transacted at separate
                Meetings of the holders of the Notes of each such Class or
                Sub-Class.

        23.1.4  The preceding paragraphs of this Schedule shall be applied as if references to the Notes and Noteholders were to the Notes of the relevant Class or Sub-Class and to the holders of such Notes.

        23.1.5  In this paragraph, "BUSINESS" includes (without limitation) the passing or rejection of any resolution.

                                     - 107 -

                                   SCHEDULE 5

                          FORM OF TRANSFER CERTIFICATE

                                     PART A
                    FORM OF REGULATION S TRANSFER CERTIFICATE

TURQUOISE CARD BACKED SECURITIES PLC
c/o Wilmington Trust Services SP (London) Limited,
Tower 42 (Level 11), International Financial Centre,
25 Old Broad Street,
London EC2N 1HQ

[HSBC BANK USA, NATIONAL ASSOCIATION]

[10 East 40th Street

New York, NY 10016]

Reference is hereby made to the Note Trust Deed dated 23 May 2006 (the "NOTE
TRUST DEED") between Turquoise Card Backed Securities plc (the "ISSUER") and Law
Debenture Trust Company of New York (the "TRUSTEE"). Capitalised terms used but not defined herein shall have the meanings given to them in the Note Trust Deed.

NOTE: INSERT [A] FOR TRANSFERS OF AN INTEREST IN A REGULATION S GLOBAL NOTE
CERTIFICATE TO TRANSFEREES THAT TAKE DELIVERY IN THE FORM OF A REGULATION S
INDIVIDUAL NOTE CERTIFICATE DURING THE DISTRIBUTION COMPLIANCE PERIOD. INSERT
[B] FOR TRANSFERS OF A RULE 144A GLOBAL NOTE CERTIFICATE TO TRANSFEREES THAT
TAKE DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE
CERTIFICATE. INSERT [C] FOR TRANSFERS OF AN INTEREST IN A RULE 144A GLOBAL NOTE
CERTIFICATE TO TRANSFEREES THAT TAKE DELIVERY IN THE FORM OF A REGULATION S
INDIVIDUAL NOTE CERTIFICATE. INSERT [D] FOR TRANSFERS OF A RULE 144A INDIVIDUAL
NOTE CERTIFICATE TO TRANSFEREES THAT TAKE DELIVERY IN THE FORM OF A REGULATION S
INDIVIDUAL NOTE CERTIFICATE. INSERT [E] FOR TRANSFERS OF A RULE 144A INDIVIDUAL
NOTE CERTIFICATE TO TRANSFEREES THAT TAKE DELIVERY IN THE FORM OF AN INTEREST IN
A REGULATION S GLOBAL NOTE CERTIFICATE. INSERT [F] FOR TRANSFERS OF A REGULATION
S INDIVIDUAL NOTE CERTIFICATE TO TRANSFEREES THAT TAKE DELIVERY IN THE FORM OF A
REGULATION S INDIVIDUAL NOTE CERTIFICATE DURING THE DISTRIBUTION COMPLIANCE
PERIOD. INSERT [G] FOR TRANSFERS OF A REGULATION S INDIVIDUAL NOTE CERTIFICATE
TO TRANSFEREES THAT TAKE DELIVERY IN THE FORM OF A REGULATION S GLOBAL NOTE
CERTIFICATE DURING THE DISTRIBUTION COMPLIANCE PERIOD. INSERT [H] FOR TRANSFERS
OF AN INTEREST IN A REGULATION S GLOBAL NOTE CERTIFICATE TO TRANSFEREES THAT
TAKE DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE
CERTIFICATE.

                                     - 108 -

[A]     This letter relates to ______________ principal amount of Notes that are held in the form of a beneficial interest in a Regulation S Global Note
Certificate in the name of [insert name of transferor] (the Transferor) through
[Euroclear] [Clearstream] (ISIN No. __________), which in turn holds through
[HSBC Bank plc] (the Common Depositary). The Transferor has requested a transfer of such beneficial interest in a Regulation S Global Note Certificate for a
Regulation S Individual Note Certificate of the same [Class/Sub-Class]
registered in the name of [insert name of transferee] (the Transferee).
Delivered herewith is a Transfer Certificate completed by the Transferor.

[B]     This letter relates to ______________ principal amount of Notes that are held in the form of a beneficial interest in a Rule 144A Global Note Certificate in the name of [insert name of transferor] (the Transferor) through DTC (CUSIP
No. __________), which in turn holds through Cede & Co. The Transferor has requested a transfer of the beneficial interest in such Notes for a beneficial interest in a Regulation S Global Note Certificate of the same [Class/Sub-Class]
to be held by [insert name of transferee] (the Transferee) through [Euroclear]
[Clearstream] (ISIN No. __________), which in turn holds through the Common
Depositary. Delivered herewith is a Transfer Certificate completed by the
Transferor.

[C]     This letter relates to ______________ principal amount of Notes that are held in the form of a beneficial interest in a Rule 144A Global Note Certificate in the name of [insert name of transferor] (the Transferor) through DTC (CUSIP
No. __________), which in turn holds through Cede & Co. The Transferor has requested a transfer of such Notes for a Regulation S Individual Note
Certificate of the same [Class/Sub-Class] registered in the name of [insert name of transferee] (the Transferee). Delivered herewith is a Transfer Certificate completed by the Transferor.

[D]     This letter relates to __________ principal amount of Notes that are represented by a Rule 144A Individual Note Certificate registered in the name of
[insert name of transferor] (the Transferor). The Transferor has requested a transfer of such Notes for a Regulation S Individual Note Certificate registered in the name of [insert name of transferee] (the Transferee). Delivered herewith is a Transfer Certificate completed by the Transferor.

[E]     This letter relates to __________ principal amount of Notes that are represented by a Rule 144A Individual Note Certificate registered in the name of
[insert name of transferor] (the Transferor). The Transferor has requested a transfer of such Notes for a beneficial interest in a Regulation S Global Note
Certificate of the same [Class/Sub-Class] to be held by [insert name of transferee] (the Transferee) through [Euroclear][Clearstream] (ISIN No. ______), which in turn holds through the Common Depository. Delivered herewith is a
Transfer Certificate completed by the Transferor.

[F]     This letter relates to __________ principal amount of Notes that are represented by a Regulation S Individual Note Certificate registered in the name of [insert name of transferor] (the Transferor). The Transferor has requested a transfer of such Notes for a Regulation S Individual Note Certificate registered in the name of [insert name of transferee] (the Transferee). Delivered herewith is a Transfer Certificate completed by the Transferor.

[G]     This letter relates to __________ principal amount of Notes that are represented by a Regulation S Individual Note Certificate registered in the name of [insert name of transferor] (the Transferor). The Transferor has requested a transfer of such Notes for a beneficial interest

                                     - 109 -

in a Regulation S Global Note Certificate of the same [Class/Sub-Class] to be held by [insert name of transferee] (the Transferee) through
[Euroclear][Clearstream] (ISIN No. ______), which in turn holds through the
Common Depository. Delivered herewith is a Transfer Certificate completed by the
Transferor.

[H]     This letter relates to ______________ principal amount of Notes that are held in the form of a beneficial interest in a Regulation S Global Note
Certificate in the name of [insert name of transferor] (the Transferor) through
[Euroclear] [Clearstream] (ISIN No. __________), which in turn holds through the
Common Depositary. The Transferor has requested a transfer of such Notes for a beneficial interest in a Regulation S Global Note Certificate of the same
[Class/Sub-Class] to be held by [insert name of transferee] (the Transferee)
through [Euroclear] [Clearstream] (ISIN No. __________), which in turn holds through the Common Depositary. Delivered herewith is a Transfer Certificate completed by the Transferor.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Note Trust Deed and the Notes and pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

(1)     It has notified the Transferee that (i) the Notes have not been and will not be registered under the Securities Act and the Issuer has not been and will not be registered as an "investment company" under the
        Investment Company Act; (ii) neither the Notes nor any beneficial interest therein may be re-offered, resold, pledged or otherwise transferred absent an exemption from the registration requirements of the Securities Act and applicable U.S. state securities laws; (iii) the transferee will be required to notify any subsequent transferee of the
        Notes of such transfer restrictions and (iv) during the Distribution
        Compliance Period, the interests in the Regulation S Global Note
        Certificate may only be held through Euroclear or Clearstream.

(2)     At the time the buy order was originated, the Transferee was outside the
        United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States.

(3)     If the Transferee is acquiring the Note prior to the expiration of the
        Distribution Compliance Period, the Transferor reasonably believes that the Transferee is a non-U.S. person (within the meaning of Regulation S under the Securities Act) who is purchasing the Note in an offshore transaction.

(4)     No directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable.

(5)     The transaction is not part of a plan or scheme to evade either alone or in conjunction with any other person the registration requirements of the Securities Act or the Investment Company Act.

(6)     The Note is not being sold, pledged or otherwise transferred in a denomination of less than (euro)50,000 (or the equivalent in another currency).

(7)     This certificate and the statements contained herein are made for your benefit.

                                     - 110 -

[INSERT NAME OF TRANSFEROR]

By:__________________________

  Name:

  Title:

By:__________________________

  Name:

  Title:

Dated _____________, ___

                                     - 111 -

                                     PART B
                   FORM OF SEC-REGISTERED TRANSFER CERTIFICATE

TURQUOISE CARD BACKED SECURITIES PLC
c/o Wilmington Trust Services SP (London) Limited,
Tower 42 (Level 11), International Financial Centre,
25 Old Broad Street,
London EC2N 1HQ

[HSBC Bank USA, National Association]
[[10 East 40th Street
New York, NY 10016]

Reference is hereby made to the Note Trust Deed dated 23 May 2006 (the "NOTE
TRUST DEED") between Turquoise Card Backed Securities plc (the "ISSUER") and Law
Debenture Trust Company of New York (the "TRUSTEE"). Capitalised terms used but not defined herein shall have the meanings given to them in the Note Trust Deed.

[NOTE: INSERT [A] FOR TRANSFERS OF AN INTEREST IN A REGULATION S GLOBAL NOTE
CERTIFICATE TO TRANSFEREES THAT TAKE DELIVERY IN THE FORM OF AN INTEREST IN A
RULE 144A GLOBAL NOTE CERTIFICATE. INSERT [B] FOR TRANSFERS OF AN INTEREST IN A
REGULATION S GLOBAL NOTE CERTIFICATE TO TRANSFEREES THAT TAKE DELIVERY IN THE
FORM OF A RULE 144A INDIVIDUAL NOTE CERTIFICATE. INSERT [C] FOR TRANSFERS OF A
REGULATION S INDIVIDUAL NOTE CERTIFICATE TO TRANSFEREES THAT TAKE DELIVERY IN
THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE CERTIFICATE. INSERT [D] FOR
TRANSFERS OF A REGULATION S INDIVIDUAL NOTE CERTIFICATE TO TRANSFEREES THAT TAKE
DELIVERY IN THE FORM OF A RULE 144A INDIVIDUAL NOTE CERTIFICATE. INSERT [E] FOR
TRANSFERS OF AN INTEREST IN A RULE 144A GLOBAL NOTE CERTIFICATE TO TRANSFEREES
THAT TAKE DELIVERY IN THE FORM OF A RULE 144A INDIVIDUAL NOTE CERTIFICATE.
INSERT [F] FOR TRANSFERS OF AN INTEREST IN A RULE 144A INDIVIDUAL NOTE
CERTIFICATE TO TRANSFEREES THAT TAKE DELIVERY IN THE FORM OF AN INTEREST IN A
RULE 144A GLOBAL NOTE CERTIFICATE. INSERT [G] FOR TRANSFERS OF A RULE 144A
INDIVIDUAL NOTE CERTIFICATE TO TRANSFEREES THAT TAKE DELIVERY IN THE FORM OF A
RULE 144A INDIVIDUAL NOTE CERTIFICATE.

[A]     This letter relates to ______________ principal amount of Notes that are held in the form of a beneficial interest in a Regulation S Global Note
Certificate in the name of [insert name of transferor] (the Transferor) through
[Euroclear] [Clearstream] (ISIN No. __________), which in turn holds through the
Common Depositary. The Transferor has requested a transfer of such beneficial interest in a Regulation S Global Note Certificate for a beneficial interest in a Rule 144A Global Note Certificate of the same [Class/Sub-Class] registered in the name of [insert name of transferee] (the Transferee) through DTC (CUSIP No.
__________), which in turn holds through Cede & Co. Delivered herewith is a
Transfer Certificate completed by the Transferor.

                                     - 112 -

[B]     This letter relates to ______________ principal amount of Notes that are held in the form of a beneficial interest in a Regulation S Global Note
Certificate in the name of [insert name of transferor] (the Transferor) through
[Euroclear] [Clearstream] (ISIN No. __________), which in turn holds through the
Common Depositary. The Transferor has requested a transfer of such beneficial interest in a Regulation S Global Note Certificate for a Rule 144A Individual
Note Certificate of the same [Class/Sub-Class] registered in the name of [insert name of transferee] (the Transferee). Delivered herewith is a Transfer
Certificate completed by the Transferor.

[C]     This letter relates to ______________ principal amount of Notes that are represented by a Regulation S Individual Note Certificate registered in the name of [insert name of transferor] (the Transferor). The Transferor has requested a transfer of such Regulation S Individual Note Certificate for a beneficial interest in a Rule 144A Global Note Certificate of the same [Class/Sub-Class]
registered in the name of [insert name of transferee] (the Transferee) through
DTC (CUSIP No. __________), which in turn holds through Cede & Co. Delivered herewith is a Transfer Certificate completed by the Transferor.

[D]     This letter relates to ______________ principal amount of Notes that are represented by a Regulation S Individual Note Certificate registered in the name of [insert name of transferor] (the Transferor). The Transferor has requested a transfer of such Regulation S Individual Note Certificate for a Rule 144A
Individual Note Certificate of the same [Class/Sub-Class] registered in the name of [insert name of transferee] (the Transferee). Delivered herewith is a
Transfer Certificate completed by the Transferor.

[E]     This letter relates to ______________ principal amount of Notes that are held in the form of a beneficial interest in a Rule 144A Global Note Certificate
(CUSIP No. _______________) in the name of [insert name of transferor] (the
Transferor) through DTC which in turn holds through Cede & Co. The Transferor has requested a transfer of such beneficial interest in a Rule 144A Global Note
Certificate for a Rule 144A Individual Note Certificate of the same Class registered in the name of [insert name of transferee] (the Transferee).
Delivered herewith is a Transfer Certificate completed by the Transferor.

[F]     This letter relates to ______________ principal amount of Notes that are represented by a Rule 144A Individual Note Certificate registered in the name of
[insert name of transferor] (the Transferor). The Transferor has requested a transfer of such beneficial interest in a Rule 144A Individual Note Certificate for a beneficial interest in a Rule 144A Global Note Certificate of the same
[Class/Sub-Class] registered in the name of [insert name of transferee] (the
Transferee) through DTC (CUSIP No. __________) which in turn holds through Cede
& Co. Delivered herewith is a Transfer Certificate completed by the Transferor.

[G]     This letter relates to ______________ principal amount of Notes that are represented by a Rule 144A Individual Note Certificate registered in the name of
[insert name of transferor] (the Transferor). The Transferor has requested a transfer of such Rule 144A Individual Note Certificate for a Rule 144A
Individual Note Certificate of the same [Class/Sub-Class] registered in the name of [insert name of transferee] (the Transferee). Delivered herewith is a
Transfer Certificate completed by the Transferor.

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the

                                     - 113 -

Note Trust Deed and the Notes and pursuant to and in accordance with Rule 144A under the Securities Act and any applicable securities laws of any state of the
United States or any other jurisdiction, and accordingly the Transferor does hereby certify that:

(1)     It has notified the Transferee that (i) the Notes have not been and will not be registered under the Securities Act and the Issuer has not been and will not be registered as an "investment company" under the
        Investment Company Act; (ii) neither the Notes nor any beneficial interest therein may be re-offered, resold, pledged or otherwise transferred absent an exemption from the registration requirements of the Securities Act and applicable state securities laws; (iii) the transferee will be required to notify any subsequent transferee of the
        Notes of such transfer restrictions and (iv) this sale is being made in reliance on an exemption from the registration provisions of Section 5 of the Securities Act provided by Rule 144A.

(2)     It reasonably believes that the Transferee (i) is purchasing the Notes for its own account and that (ii) such Transferee is a "qualified institutional buyer" within the meaning of Rule 144A.

(3)     The transaction is not part of a plan or scheme to evade either alone or in conjunction with any other person the registration requirements of the Securities Act or the Investment Company Act.

(4)     The Note is not being sold, pledged or otherwise transferred in a denomination of less than (euro)50,000 (or the equivalent in another currency).

(5)     This certificate and the statements contained herein are made for your benefit.

[INSERT NAME OF TRANSFEROR]

By:__________________________

  Name:

  Title:

By:__________________________

  Name:

  Title:

Dated _____________, ___

                                     - 114 -

                                EXECUTION CLAUSES

NOTE TRUSTEE

LAW DEBENTURE TRUST
COMPANY OF NEW YORK AS NOTE TRUSTEE
By      PATRICK HEALY

Name    PATRICK J. HEALY
Title   VICE PRESIDENT

EXECUTED AS A DEED                       )
For and on behalf of                     )
TURQUOISE CARD BACKED SECURITIES PLC     )

By              RUTH SAMSON

Director

By              MARK FILER

Director

                                     - 115 -